    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 1997

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2

          [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     [ ] PRE-EFFECTIVE AMENDMENT NO.

                     [ ] POST-EFFECTIVE AMENDMENT NO.

                  COMMUNITY INVESTMENT PARTNERS III L.P., LLLP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             12555 MANCHESTER ROAD
                           ST. LOUIS, MISSOURI 63131
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (314) 515-2000
                            ------------------------

                              DANIEL A. BURKHARDT
                        C/O EDWARD D. JONES & CO., L.P.
                             12555 MANCHESTER ROAD
                           ST. LOUIS, MISSOURI 63131
                                 (314) 515-2000
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                    COPY TO:

                           JAMES L. NOUSS, JR., ESQ.
                                 BRYAN CAVE LLP
                               211 NORTH BROADWAY
                            ONE METROPOLITAN SQUARE
                           ST. LOUIS, MISSOURI 63102
                                 (314) 259-2000
                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this form are to be offered on a delayed or a continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan check the following box: [X]
                            ------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

========================================================================================================================
                                                            PROPOSED MAXIMUM     PROPOSED MAXIMUM
              TITLE OF                   AMOUNT BEING        OFFERING PRICE          AGGREGATE            AMOUNT OF
    SECURITIES BEING REGISTERED           REGISTERED            PER UNIT          OFFERING PRICE      REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------
Units of Limited Partnership
  Interest..........................        200,000                $25              $5,000,000            $1,515.15
========================================================================================================================

     THE REGISTRANT HEREBY AMENDS THE REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                    COMMUNITY INVESTMENT PARTNERS III, LLLP

                             CROSS REFERENCE SHEET

              ITEM NO. OF FORM N-2                            CAPTION IN PROSPECTUS
-------------------------------------------------  -------------------------------------------
PART A -- INFORMATION REQUIRED IN PROSPECTUS
  1.  Outside Front Cover........................  Outside Front Cover
  2.  Inside Front and Outside Bank Cover Page...  Not Applicable
  3.  Fee Table and Synopsis.....................  Prospectus Summary; Management Compensation
                                                   and Other Expenses
  4.  Financial Highlights.......................  Not Applicable
  5.  Plan of Distribution.......................  Cover Page; Offering and Sale of Units
  6.  Selling Shareholders.......................  Not Applicable
  7.  Use of Proceeds............................  Use of Proceeds; Investment Objective and
                                                   Policies
  8.  General Description of the Registrant......  Prospectus Summary; Risk and Other
                                                   Important Factors; Management; Prior
                                                   Investment Partnerships
  9.  Management.................................  Management
 10.  Capital Stock, Long-Term Debt and Other
      Securities.................................  Not Applicable
 11.  Defaults and Arrears on Senior
      Securities.................................  Not Applicable
 12.  Legal Proceedings..........................  Not Applicable
 13.  Table of Contents of the Statement of
      Additional Information.....................  Not Applicable
PART B -- INFORMATION REQUIRED IN A STATEMENT OF
          ADDITIONAL INFORMATION
 14.  Cover Page.................................  Not Applicable
 15.  Table of Contents..........................  Not Applicable
 16.  General Information and History............  Not Applicable
 17.  Investment Objective and Policies..........  Risk and Other Important Factors;
                                                   Investment Objective and Policies
 18.  Management.................................  Management
 19.  Control Persons and Principal Holders of
      Securities.................................  Management
 20.  Investment Advisory and Other Services.....  Management; Management Fees and Other
                                                   Expenses
 21.  Brokerage Allocation and Other Services....  Not Applicable
 22.  Tax Status.................................  Taxation; Partnership Distributions and
                                                   Allocations
 23.  Financial Statements.......................  Financial Statements
PART C -- OTHER INFORMATION
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFICER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                             SUBJECT TO COMPLETION

                  PRELIMINARY PROSPECTUS DATED AUGUST 26, 1997

PROSPECTUS

                  COMMUNITY INVESTMENT PARTNERS III L.P., LLLP
--------------------------------------------------------------------------------
                         A Business Development Company

                                   $5,000,000
      200,000 UNITS OF LIMITED PARTNERSHIP INTEREST PRICED AT $25 PER UNIT

    Community Investment Partners III L.P., LLLP, (the "Partnership") is a newly-formed business development company under the Investment Company Act of 1940, organized as a Missouri limited liability limited partnership. The Partnership's investment objective is to seek long-term capital appreciation by making investments in companies which Management of the Partnership believes offer long-term growth possibilities. Current income will not be a primary factor in the selection of investments but may be considered in structuring investments. See "Investment Objective and Policies." There can be no assurance that the investment objective of the Partnership will be realized. The Partnership will be a non-diversified company as such term is defined in the Investment Company Act of 1940. The Partnership will terminate on December 31, 2012, subject to the right of the Individual General Partners, under certain circumstances, to extend the term for up to two additional two-year periods.

    CIP Management L.P., LLLP (the "Managing General Partner") is the Managing General Partner of the Partnership and is responsible for the Partnership's capital investments. The Managing General Partner is a limited liability limited partnership in which CIP Management, Inc. acts as the managing general partner. The Managing General Partner also performs the management and administrative services necessary for the operation of the Partnership. See "Management." CIP Management, Inc. is an indirect subsidiary of The Jones Financial Companies, L.P., LLP., an affiliate of Edward D. Jones & Co., L.P. ("Edward Jones"), the selling agent of the Units being offered hereby. The address of the Partnership is 12555 Manchester Road, St. Louis, Missouri 63131 and its telephone number is
(314) 515-2000.

    The subscription price of $25.00 per Unit is required to be paid in two stages: $12.50 upon subscription and all or such portion of the balance as is required at a subsequent capital call date. THE FAILURE BY A LIMITED PARTNER TO CONTRIBUTE SUCH REQUIRED BALANCE OF HIS, HER OR ITS SUBSCRIPTION PRICE WILL RESULT IN THE TRANSFER OF TWENTY PERCENT (20%) OF SUCH PARTNER'S CAPITAL CONTRIBUTION TO THE OTHER PARTNERS, WHICH WILL HAVE THE EFFECT OF REDUCING SUCH PARTNER'S INTEREST AND UNITS IN THE PARTNERSHIP BY SIXTY PERCENT (60%) (OR PROPORTIONATE LESSER PERCENTAGES IN THE CASE OF ADDITIONAL CAPITAL CONTRIBUTIONS OF LESS THAN THE ENTIRE REMAINING BALANCE OF THE SUBSCRIPTION PRICE).

    Investment in these Units may not be suitable for tax exempt entities and the General Partners will not accept subscriptions from individual retirement accounts, employee benefit plans or similar tax exempt entities.

    Investment in the Units involves certain risks, including the following:

    - There is a high degree of business and financial risk associated with investments in portfolio companies.
    - If the Partnership sells only the minimum 40,000 Units, the Partnership will have only a few investments and will not be significantly diversified.
    - The Units are illiquid; there is no public market for the Units and none is likely to develop; and there are significant restrictions on transfer in the Partnership Agreement. See "Transferability of Units."

    THESE ARE SPECULATIVE SECURITIES. SEE "RISK AND OTHER IMPORTANT FACTORS" FOR A FULLER DISCUSSION OF THE RISKS OF INVESTMENT IN THE UNITS. THE PARTNERSHIP IS A NEWLY ORGANIZED ENTITY AND THE PARTNERSHIP'S UNITS WILL HAVE NO HISTORY OF PUBLIC TRADING.

    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE PARTNERSHIP THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

=================================================================================================================
                                                                                              PROCEEDS TO THE
                                             PRICE TO PUBLIC(1)        COMMISSIONS(2)          PARTNERSHIP(3)
-----------------------------------------------------------------------------------------------------------------
Per Unit (100 Units minimum)(4)..........          $25.00                   None                   $25.00
Total Minimum (40,000 Units).............        $1,000,000                 None                 $1,000,000
Total Maximum (200,000 Units)............        $5,000,000                 None                 $5,000,000
=================================================================================================================

                                              NOTES AND TEXT CONTINUED ON PAGE 2

                          EDWARD D. JONES & CO., L.P.

                The Date of this Prospectus is           , 1997

                      ------------------------------------

NOTES AND TEXT CONTINUED FROM COVER PAGE

(1) Assumes entire balance of subscription price is called and full payment at subsequent capital call date.

(2) The Partnership and the Managing General Partner have agreed to indemnify Edward Jones against, or to provide contribution with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended, and state securities laws.

(3) Before deducting offering and organizational expenses payable by the Partnership, estimated at $150,000 (but not to exceed 6% of the gross offering proceeds).

(4) The minimum number of Units required of South Carolina investors shall be 200.

                      ------------------------------------

     The Units are being offered by Edward Jones, as selling agent, on a "best efforts" basis. This offering will terminate not later than March 31, 1998 (the "Offering Termination Date"). If subscriptions acceptable to the Managing General Partner for 40,000 Units have not been received by the Offering Termination Date, no Units will be sold and the subscribers' funds will be refunded promptly with any interest earned thereon. Funds paid by subscribers will be deposited in a bank escrow account and subscriptions may not be terminated or funds withdrawn by subscribers. See "Offering and Sale of Units."

                  ANY SUPPLEMENTS AND/OR STICKERS WHICH UPDATE
              THIS PROSPECTUS ARE CONTAINED INSIDE THE BACK COVER

                               PROSPECTUS SUMMARY

     The summary information below should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. A glossary of terms has been included on page 9 of this Prospectus. See "Glossary."

The Offering..................   The Partnership is offering 200,000 units of
                                 limited partnership interest (the "Units") in the Partnership through Edward D. Jones & Co.,
                                 L.P. ("Edward Jones"), as selling agent, on a "best efforts" basis. The offering price is $25 per Unit (the "Subscription Price"), $12.50 of which is required to be paid upon subscription for the Units and the balance of which (or such portion thereof as is required) is to be paid on the Capital Call Date, described below. The minimum investment is 100 Units ($2,500), except in South Carolina in which the minimum investment is 200 Units ($5,000). The offering will terminate not later than March 31, 1998
                                 (the "Offering Termination Date").

                                 The initial Capital Contribution is required to be made in cash in an amount equal to one-half of each Partner's Subscription Price. Each Partner will be required to contribute all or such part of the balance of the Subscription Price as is required by the Individual General Partners to be contributed to the Partnership on a subsequent capital call date (the "Capital Call Date"), following at least 45 days' notice by the Individual General Partners given at any time, but only once, during the two-year period commencing on the Offering Termination Date, such notice to be given not less than 45 days prior to the end of such two-year period. Such notice will be in writing and will be addressed to the Limited Partners at the addresses listed in the Partnership records. Such notice will state the amount required and the date on which such amount is due (not earlier than 45 days after the date of notice). Any Partner's failure to contribute all or such portion of the balance of his, her or its Subscription Price as is required on the Capital Call Date (a "Defaulting Partner") will result in the transfer of twenty percent (20%) of his, her or its Capital Contribution to the other Partners, which will have the effect of reducing such Defaulting Partner's interest and Units in the Partnership by sixty percent (60%), as more fully set forth in paragraph 3.3.3 of the Partnership Agreement (or proportionate lesser percentages in the case of additional Capital Contributions of less than the entire remaining balance of the Subscription Price). The subsequent capital call will be in an amount sufficient to result in at least $1,000,000 in total Capital Contributions (including initial contributions), assuming no Defaulting Partners.

                                 If acceptable subscriptions for at least 40,000 Units have been received by October 30, 1997, as may be extended by the Managing General Partner, in its discretion, up to or until the Offering Termination Date and if all conditions precedent to closing have been met, there will be at least one closing of the sale of Units (the "Initial Closing Date") at such time, and for such number of Units, as the Partnership and Edward Jones determine; provided, however, that the first Closing will take place for no fewer than 40,000 Units. If more than one Closing is held, a second and final Closing will take place on the Offering Termination Date. If acceptable subscriptions for at least 40,000 Units have not been received by the Initial Closing Date, as may be extended, or if all conditions precedent to closing have not been met, no Units will be sold and all funds will be refunded promptly without deduction. Funds paid by subscribers will be deposited in a bank escrow account and subscriptions deposited in the escrow account may not be terminated or withdrawn by subscribers. Interest, if any, earned on funds deposited in the escrow account will be distributed to subscribers on a pro rata basis, as soon as practicable after Closing or return of subscribers' funds, as the case may be. For investment purposes, the Managing General Partner or its affiliates intend to subscribe for Units on the same terms and conditions as other investors. These subscriptions may be made in order to satisfy the 40,000 Unit minimum.

                                 The subscription price of Units subsequent to the first Closing will remain at $25.00, payable $12.50 upon subscription and up to $12.50 subsequently upon being notified of a capital call date, unless a significant event occurs prior to the second Closing which would cause the fair market value of the assets to fall below the $25.00 subscription price, in which event no second Closing will take place.

                                 The Units are being offered to certain general and limited partners of The Jones Financial Companies, L.P., LLP, other persons associated with or employed by it or its affiliates, and certain other selected individuals.

                                 See "Offering and Sale of Units."

The Partnership...............   The Partnership is a limited liability limited
                                 partnership which was organized under Missouri law as a limited partnership on July 23, 1997 and which also registered as a limited liability limited partnership under Missouri law on July 23, 1997. See "Summary of the
                                 Partnership Agreement." The Partnership has elected to be a business development company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a business development company, the Partnership is required to invest at least 70% of its total assets in qualifying investments as specified in the Investment Company Act. See
                                 "Regulation." The Partnership will be a
                                 non-diversified company as such term is defined in the Investment Company Act. As a non-diversified company, the Partnership is subject to certain risks in terms of concentration of its holdings to which diversified companies are not subject. See
                                 "Risk and Other Important Factors -- Risks of
                                 Investment" and "-- Size of Partnership."

                                 The Partnership intends to invest at least 65% of the total assets received by the partnership as Capital Contributions in securities of portfolio companies pursuant to the investment objectives herein within two years of the Partnership's last Closing Date and, in the case of Capital Contributions received by the Partnership at the Capital Call Date, will invest at least 65% in such portfolio companies within two years of receipt by the Partnership of Capital Contributions at the Capital Call Date. In each case, if such 65% level of portfolio company investment is not achieved within said two-year period, the Partnership will distribute that amount of assets required to reach the 65% level.

                                 The Partnership aims to provide investors with the opportunity to participate with a minimum investment of $2,500 (except in South Carolina where the minimum investment is $5,000) in investments which are generally not available to the public and which typically require substantially larger commitments.

                                 The Partnership will terminate on December 31, 2012, subject to the right of the Individual General Partners, without the approval of the limited partners, to extend the term for up to two additional two-year periods if the Individual General Partners determine that such extensions are in the best interest of the Partnership. The Partnership will thus terminate not later than December 31, 2016.

Investment Objective..........   The investment objective of the Partnership is
                                 to seek long-term capital appreciation by making investments in companies which
                                 Management (as defined herein) of the
                                 Partnership believes offer long-term growth possibilities. The Partnership will seek to achieve this objective by investing in companies or divisions thereof that Management believes offer special opportunities for growth. Current income will not be a primary factor in the selection of investments but may be considered in structuring investments. The securities acquired will consist primarily of common stock and securities convertible into common stock, but may also consist of a combination of equity and debt securities and warrants, options and other rights to acquire such securities. There can be no assurance that the investment objective of the Partnership will be realized. See "Investment Objective and Policies."

                                 The Partnership may make some or many of its investments as a co-investor with other investment funds if such funds are presented to the Partnership and appear to offer appropriate investment opportunities. The Partnership may co-invest with other entities sponsored by affiliates. Such co-investments will generally require exemptive orders from the Securities and Exchange Commission. There can be no assurance that such orders will be obtained. See "Investment Objectives and
                                 Policies -- Co-Investment."

Use of Leverage...............   Leverage is a speculative technique. The
                                 Partnership has authority to utilize leverage for the purpose of making follow-on investments. Although the Partnership presently has no plans to borrow funds or to issue senior securities, it expects that such borrowings or securities, if any, would not be incurred or issued until the Partnership has utilized any cash reserves held by the Partnership for follow-on investments. The Partnership will not otherwise incur indebtedness except to pay operating expenses, in the event of insufficient reserve amounts or of shortfalls in cash flows; to assist one of its portfolio company investments; to meet other extraordinary or emergency purposes; or to make investments to meet applicable regulatory requirements as to the composition of the Partnership's portfolio. The incurrence of debt or issuance of senior securities will limit distributions to limited partners. The
                                 Partnership may not incur indebtedness for borrowed money in excess of 50% of the value of its assets at such time. See "Risk and Other
                                 Important Factors -- Use of Leverage" and
                                 "Investment Objective and Policies --
                                 Indebtedness."

Risks.........................   The purchase of Units involves a number of
                                 significant risk factors. The Partnership's investments will involve a high degree of business and financial risk that can result in substantial losses, including, without limitation, the possibility that the companies in which the Partnership invests may be highly leveraged. There is no public market for the Units and none is expected to develop. The
                                 Managing General Partner was formed in 1989 and has prior experience in managing only two other business development companies. See "Risk and Other Important Factors" and "Prior Investment
                                 Partnerships." Prospective investors should also see the information set forth under "Conflict of Interest."

Taxation......................   The federal income tax consequences described
                                 herein depend on the treatment of the
                                 Partnership as a partnership for federal income tax purposes. No ruling has been sought from the Internal Revenue Service concerning the tax status of the Partnership. However, in the opinion of counsel to the Partnership (which opinion is not binding on the Internal Revenue
                                 Service and which opinion is subject to certain conditions), the Partnership will be treated as a partnership for federal income tax purposes.
                                 See "Risk and Other Important
                                 Factors -- Federal Income Tax
                                 Considerations -- Risk of Loss of Partnership
                                 Status" and "Taxation -- Classification as a
                                 Partnership."

                                 Assuming the Partnership is classified as a partnership for federal income tax purposes, the Partnership will not be liable for any federal income taxes. Instead, all of the income, gains, losses and deductions and credits of the Partnership will be passed through to the Partners. Limited Partners will be required to pay federal income taxes and may in certain cases, be required to pay state and local income taxes on their allocable share of the Partnership's income and gain, if any, whether or not they receive cash distributions from the Partnership. See
                                 "Taxation -- Allocation of Income and Loss."

Management....................   CIP Management L.P., LLLP, (the "Managing
                                 General Partner") and certain individuals (the
                                 "Individual General Partners"), a majority of whom are required to be independent (the
                                 "Independent General Partners"), will act as General Partners of the Partnership. The
                                 Individual General Partners will consist of two individuals, each of whom constitutes an Independent General Partner. The Managing
                                 General Partner, a limited liability limited partnership, originally formed in 1989 as a Missouri limited partnership, and which, on July 23, 1997, elected to register as a limited liability limited partnership, is responsible for finding, evaluating, structuring, approving, monitoring and liquidating the
                                 Partnership's portfolio company investments and will be reimbursed for its out-of-pocket expenses in connection therewith. The Managing
                                 General Partner will also perform management and administrative services for the operation of the Partnership and will be paid quarterly a management fee at an annual rate equal to 1.5% of the total assets of the Partnership as reflected on its most recent quarterly or annual balance sheet. See "Management Compensation and Other Expenses." The Managing General Partner, its general partners, the directors and officers of its managing general partner and the Individual General Partners are at times referred to herein as "Management." See
                                 "Management."

Relationship with Edward
Jones.........................   The Managing General Partner is a limited
                                 liability limited partnership in which CIP
                                 Management, Inc., a Missouri corporation, acts as the managing general partner. CIP
                                 Management, Inc. is an indirect subsidiary of The Jones Financial Companies, L.P., LLP, which is the parent of Edward Jones, the selling agent for the Units being offered hereby. See
                                 "Conflicts of Interest."

Cash Distributions............   Until such time as the Limited Partners have
                                 received in the aggregate cumulative
                                 distributions in an amount equal to their Capital Contributions (up to $25 per Unit), all cash that the General Partners do not expect to use in the operation of the Partnership and that is available after the payment of all expenses then due and the creation of reasonable reserves for liabilities and follow-on investments ("Distributable Cash") will be distributed to the Partners in the ratio of 99% to the Limited Partners in proportion to their Capital Contributions and 1% to the General Partners. Thereafter, all such Distributable Cash will be distributed
                                 100% to the General Partners until they have received any outstanding amounts previously deferred, as described below; then 90% to the Limited Partners (in proportion to their Capital Contributions) and 10% to the General
                                 Partners (9% being a General Partner
                                 Distribution) until such time as the Limited
                                 Partners have received in the aggregate
                                 cumulative distributions in an amount equal to two times the amount of their Capital
                                 Contributions, at which time all Distributable
                                 Cash will be distributed 80% to the Limited
                                 Partners (in proportion to their Capital
                                 Contributions) and 20% to the General Partners
                                 (19% being a General Partner Distribution).
                                 Amounts otherwise distributable to the General
                                 Partners as General Partner Distributions will be deferred (but remain credited to their capital accounts) to the extent that such distribution would result in General Partners receiving cumulative General Partner
                                 Distributions from capital gains in excess of 20% of the cumulative capital gains realized by the Partnership (net of realized capital losses and unrealized capital depreciation). See
                                 "Partnership Distributions and
                                 Allocations -- Distributions."

                                 When excess cash, if any, becomes available, it is the Partnership's intent to make distributions on an annual basis. It is not anticipated that any investments will be sold until the later years of the Partnership. Accordingly, it is unlikely that any significant distributions of the proceeds from the disposition of investments will be made until the later years of the Partnership.

                                 The Managing General Partner may not reinvest proceeds from the liquidation of portfolio company investments except in connection with follow-on investments, to reduce borrowings incurred to make follow-on investments or to meet applicable regulatory requirements as to the composition of the Partnership's portfolio.

                                 Interest or income earned prior to the final
                                 Closing will be distributed among those
                                 Partners admitted as of the time such income was earned or realized, that is, investors who are admitted at the final Closing will not be entitled to income earned prior thereto.

                                 As soon as possible after the Partnership's termination, the Partners will receive a liquidating distribution of the remaining assets of the Partnership based upon their allocable share thereof.

                                 See "Partnership Distributions and
                                 Allocations."

Annual Allocation of Profits
and Losses....................   The Profits and Losses of the Partnership will
                                 be determined and allocated as of the end of, and within sixty days after the end of each calendar year. Generally, Profits will be allocated 99% to the Limited Partners and 1% to the General Partners until the Partners'
                                 Capital Accounts equal their undistributed
                                 Capital Contributions. Thereafter, Profits will be allocated 90% to the Limited Partners and 10% to the General Partners in an amount sufficient to cause their Capital Accounts to equal an amount equal to (i) two times their Capital Contributions less (ii) cumulative distributions pursuant to paragraph 4.1 and paragraph 9.2.2 of the Partnership Agreement, at which time profits will be allocated 80% to the Limited Partners and 20% to the General
                                 Partners.

                                 Generally, Losses will be allocated 99% to the Limited Partners and 1% to the General Partners; provided, however, that Losses will be allocated 80% to the Limited Partners and 20% to the General Partners to the extent of any prior allocations of Profits which were made to the Partners on an 80%/20% basis. Next, Losses will be allocated 90% to the Limited Partners and 10% to the General Partners to the extent of any prior allocations of Profits which were made to the Partners on an 90%/10% basis. Thereafter, losses, if any, will be allocated to those Partners who bear the economic risk of loss.

Fees and Expenses Payable by
the Partnership...............   The Partnership will pay its organizational and
                                 offering expenses up to 6% of the maximum gross offering proceeds of $5 million (a maximum reimbursement of $300,000). Any organizational and offering expenses incurred on behalf of the Partnership in connection with this offering which do not exceed 6% of such proceeds will be reimbursed to the Managing General Partner and its affiliates by the Partnership.

                                 Following commencement of its operations, the Partnership will pay the Managing General Partner a quarterly fee at an annual rate equal to 1.5% of the total assets of the Partnership as reflected on the most recent balance sheet as compensation for its services. The Partnership will also pay or reimburse the Managing General Partner for other expenses relating to the operations of the Partnership, including fees and expenses of the Independent General Partners (including annual fees of $6,000 and a fee of $1,000 for each meeting attended, per individual), legal and accounting expenses, expenses of portfolio transactions and other expenses described under "Management Compensation and Other Expenses," which the Managing General

                                 Partner estimates will equal approximately
                                 $45,000 in the first year of operation. The
                                 Managing General Partner will provide the Partnership, at the Managing General Partner's expense, with office space, equipment and personnel as described under "Management." The Partnership will establish a reserve fund equal to at least 2 1/2% of the gross offering proceeds to fund initial operational expenses. See "Use of Proceeds."

How to Subscribe..............   A prospective purchaser must complete, date and
                                 deliver to Marilyn A. Gaffney, c/o Edward
                                 Jones, 12555 Manchester Road, St. Louis,
                                 Missouri 63131, one copy of a Subscription
                                 Qualification and Acceptance Page attached as part of the Subscription Agreement which is attached as Exhibit B to this Prospectus.

                                    GLOSSARY

     Following are definitions of certain terms used in this Prospectus.

     ADJUSTED CAPITAL CONTRIBUTION -- means, at any specified time, the Capital Contribution to the Partnership by all Partners or any one Partner, as the case may be, reduced by distributions of Distributable Cash and Liquidation Assets to the Partners or such Partner, as the case may be, pursuant to paragraphs 4.1 and
9.2.2 of the Partnership Agreement, respectively.

     CAPITAL ACCOUNT -- means a Partner's capital contribution (up to $25 per Unit), plus the Partner's share of any Partnership Profits, reduced by the Partner's share of any Partnership Losses and by the Partner's share of any distributions of cash or assets and as otherwise increased or decreased in accordance with tax accounting principles of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     CAPITAL CALL DATE -- means the date on which investors will be required to contribute all or part of the unpaid balance of their Subscription Price as set forth in paragraph 3.3.3 of the Partnership Agreement. The date and the amount required to be contributed will be specified in a notice given at least 45 days prior thereto by the Individual General Partners at any time, but only once, during the two year period commencing on the Offering Termination Date, such notice to be given not less than 45 days prior to the end of said two-year period. Such capital call will be in an amount sufficient to result in at least $1,000,000 in total Capital Contributions (including initial contributions), assuming no defaulting partners.

     CAPITAL CONTRIBUTION -- means, at any specified time, the total amount of money actually contributed to the Partnership by all Partners or any one Partner, as the case may be (or any predecessor holders of the interest of such Partner or Partners), subject to adjustment pursuant to Section 3.3.3 of the Partnership Agreement.

     CLOSING -- means the Initial Closing Date or the Offering Termination Date.

     DISTRIBUTABLE CASH -- means all cash that the General Partners do not expect to use in the operation of the Partnership and that is available after the payment of all expenses then due and the creation of reasonable reserves for liabilities and follow-on investments.

     INDEPENDENT GENERAL PARTNERS -- means Thomas A. Hughes and Ralph G. Kelly and/or any other individual who becomes a successor or additional General Partner of the Partnership and who is not an "interested person" of the Partnership (within the meaning of the Investment Company Act of 1940).

     INDIVIDUAL GENERAL PARTNER -- means the Independent General Partners and/or any other individual who becomes a successor or additional Individual General Partner of the Partnership.

     LIQUIDATION ASSETS -- means the assets of the Partnership to be distributed upon liquidation of the Partnership.

     LOSSES -- means the Losses of the Partnership for federal income tax purposes including, without limitation, each item of Partnership income, gain, loss, deduction, and tax-exempt income and non-deductible expenses of the Partnership.

     MANAGEMENT -- means the Managing General Partner, its general partners, the directors and officers of its managing general partner and the Individual General Partners.

     MANAGING GENERAL PARTNER -- means CIP Management L.P., LLLP, a Missouri limited liability limited partnership, the general partners of which are CIP Management, Inc. and Daniel A. Burkhardt, and the limited partner of which is The Jones Financial Companies, L.P., LLP.

     PROFITS -- means the Profits of the Partnership for federal income tax purposes including, without limitation, each item of Partnership income, gain, loss, deduction, and tax-exempt income and non-deductible expenses of the Partnership.

     SUBSCRIPTION PRICE -- means the total amount of money required to be contributed to the Partnership by any one Limited Partner (up to $25 per Unit), as determined by the number of Units to which such Limited Partner has subscribed.

                         INVESTOR SUITABILITY STANDARDS

                THE PURCHASE OF UNITS INVOLVES SIGNIFICANT RISKS
         AND IS NOT A SUITABLE INVESTMENT FOR ALL POTENTIAL INVESTORS.
                    SEE "RISK AND OTHER IMPORTANT FACTORS."

     1. SUBSTANTIAL MEANS AND NET WORTH. Purchase of Units is suitable only for investors who have no need for liquidity in this investment and who have adequate means of providing for their annual needs and contingencies. Accordingly, no Units will be sold to a prospective investor unless such investor (i) has a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $100,000 in excess of the purchase price of the Units subscribed for or (ii) has a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $35,000 in excess of the purchase price of the Units subscribed for and expects to have in the current and next three taxable years, gross income from all sources in excess of $35,000. Certain States in which the Partnership may offer Units have established suitability standards different from those set by the Partnership. Such standards are set forth in Exhibit C to this Prospectus.

     2. ABILITY AND WILLINGNESS TO ACCEPT RISKS. The economic benefit from an investment in the Partnership depends upon many factors beyond the control of the General Partners and their affiliates. The Partnership's investments will involve a high degree of business and financial risk that can result in substantial losses. See "Risk and Other Important Factors." Accordingly, the suitability for any particular investor of a purchase of the Units will depend upon, among other things, such investor's investment objectives and such investor's ability to accept speculative risks. The Units are not a suitable investment for investors seeking current income.

     3. ABILITY TO ACCEPT LIMITATIONS ON TRANSFERABILITY. Limited Partners may not be able to liquidate their investment in the event of emergency or for any other reason because there is not now any public market for Units and it is not anticipated that one will develop. Moreover, the transferability of Units is subject to significant restrictions in the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"), attached as Exhibit A to this Prospectus, and may be affected by restrictions on resales imposed by the laws of some states. See "Transferability of Units."

     4. RETIREMENT ACCOUNT CONSIDERATIONS. The General Partners will not accept subscriptions from, or admit as a Limited Partner, (a) any employee benefit plan or individual retirement account, (b) an "employee benefit plan," as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including any qualified pension, profit-sharing, stock bonus or Keogh
Plan); (c) a plan described in Internal Revenue Code Section 4975(e)(1) (including an IRA); or (d) any entity whose underlying assets include "plan assets," as defined in ERISA Regulation Section 2510.3-101 by reason of a plan's interest in the entity.

     5. OFFERING TO PUBLIC AND TO EDWARD JONES PERSONNEL AND OTHER SELECTED INDIVIDUALS. The Units are being offered to general and limited partners of The Jones Financial Companies, L.P., LLP, and other persons associated with or employed by it or its affiliates, and other select persons with whom such entities have business relationships. Investors may acquire Units only if they have the intention of holding them for investment and not with a view to the distribution thereof.

     6. DUTY OF SALESMEN. Persons selling the Units will be obligated to make every reasonable effort to assure that those persons being offered and sold the Units are suitable considering such persons' age, investment objectives, general financial situation and recognizable capacity to understand the important aspects of an investment in the Units.

                        RISK AND OTHER IMPORTANT FACTORS

     The purchase of Units involves a number of significant risk and other important factors. In addition to the factors described hereunder, prospective investors should also consider the information set forth under "Conflicts of Interest" elsewhere in this Prospectus.

RISKS OF INVESTMENT

     While the Partnership's portfolio company investments will offer the opportunity for significant gains, such investments also involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investment in companies with little operating history, companies operating at a loss or with substantial variations in operating results from period to period, and companies with the need for substantial additional capital to support expansion or to achieve or maintain a competitive position. Such companies may face intense competition, including competition from companies financed by venture capitalists, or from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and larger numbers of qualified managerial and technical personnel.

     The companies in which the Partnership invests may be highly leveraged and subject to risks associated with leverage, in addition to risks directly related to the companies' operations. While investments in highly leveraged companies offer the opportunity for capital appreciation, such investments involve a high degree of risk and can result in substantial losses of principal and interest. In the event any such portfolio company cannot generate adequate cash flow to meet debt service, all or part of the principal of such company's debt may not be repaid, and, in such event, the value of the Partnership's equity participation will be diminished.

     To the extent the Partnership invests in debt securities, such securities are likely to be unrated and less than investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such unrated debt securities than investments in investment grade debt securities, because, in addition to the other risks described herein, these securities are generally unsecured and are often subordinated to other creditors of the issuer.

     In addition, due to the level of leverage utilized, other general business risks, such as labor problems, casualty losses, and other problems that require additional company resources, will have a more aggravated effect on more leveraged companies. The effects of a recession may have a more pronounced effect on the profitability of such highly leveraged companies as well. Profits of such companies may tend to decrease during a recession, which would result in a decrease in the value of the Partnership's investment.

     Changes in interest rates generally may have an adverse affect on the Partnership's investments. See "Use of Leverage" below. Fluctuations in interest rates may have an adverse impact on the Partnership indirectly through the effect of interest rate fluctuations on portfolio companies. Certain of the Partnership's debt investments may pay interest at fixed rates. However, other floating interest bearing debt of a portfolio company may be substantial and may be senior to the Partnership's investment. In that instance, rising interest rates may have an adverse effect on the portfolio company's ability to pay principal and interest on the Partnership's investment.

     Additionally, to the extent the Partnership's debt investments bear interest at a fixed rate and interest rates generally rise while such investments are outstanding, investors in the Partnership may receive interest income at lower rates than are prevailing in the market place.

     Further, in the event the Partnership borrows money from a lender which sets minimum and maximum rates of interest on the repayment of such borrowed funds, the Partnership may benefit if market interest rates rise above the maximum level set by the lender but may be adversely affected if such rates drop below the minimum level required by the lender.

     In addition, the Partnership may be the sole or primary lender to a portfolio company. In such case the Partnership's exposure would be substantial. In instances in which the Partnership's loan is not retired by other debt and/or equity, the interest rate that may be charged on such loan may adversely affect the company's ability to pay its debts. The Partnership, as a business development company under the Investment Company Act, is limited to making investments only in specified types of companies, and accordingly its ability to diversify will be limited. See "Regulations." In addition, because of the amount of leverage which may be used by portfolio companies, such companies will also tend to be less diversified than companies with lower debt.

SIZE OF PARTNERSHIP

     The Partnership will be funded with contributions of not less than $1 million (assuming full payment of the balance of the Subscription Price called by the Individual General Partners on the Capital Call Date) and not more than $5 million. The contributions would be less if contributions are not made at the Capital Call Date. Its potential profitability could be affected by the amount of funds at its disposal. The Partnership will be a non-diversified company. Since the Partnership intends to invest only in a few companies, a loss or other problem with a single investment would have a material adverse effect on the Partnership.

ABILITY TO INVEST FUNDS

     In making its investments, the Partnership expects to encounter competition from other entities having similar investment objectives. The Jones Financial Companies, L.P., LLP, and its affiliates currently sponsor two other entities with investment objectives similar to the Partnership (see "Prior Investment Partnerships"), and they intend to consider sponsoring similar entities subsequent to the offering contemplated herein. Historically, the primary competition for investments such as those contemplated by the Partnership has been from investment partnerships and corporations, investment affiliates of large industrial and financial companies, small business investment companies and wealthy individuals. Competition also exists from large industrial and financial companies investing directly rather than through investment affiliates and from foreign investors. The Partnership may frequently be a co-investor with other entities sponsored by affiliates (see "Conflicts of Interest") or professional investment groups.

TIME REQUIRED TO MATURITY OF INVESTMENT; ILLIQUIDITY OF INVESTMENTS

     The Partnership has adopted a policy pursuant to which it intends to invest all of its funds available for investment (excluding funds committed to investment (as referred to in paragraph 3.9.1 of the Partnership Agreement attached hereto) and amounts held in reserve) in portfolio company investments within two years from the date of the last Closing or a Capital Call Date, as the case may be. However, it is anticipated that there will be a significant period of time (up to the two year period referenced above) before the Partnership has completed the selection of its portfolio company investments. In the event the Partnership has not invested all such funds as are available for investment within such two-year period, it will distribute such excess funds, together with interest, if any, actually earned thereon, to the Partners on a pro rata basis as a return of capital. See "Investment Objective and Policies -- Temporary Investments." In addition, the Partnership intends to invest at least 65% of the total assets received by the Partnership as Capital Contributions in securities of portfolio companies pursuant to the investment objectives herein within two years of the Partnership's last Closing Date and, in the case of Capital Contributions received by the Partnership at the Capital Call Date, will invest at least 65% in such portfolio companies within two years of receipt by the Partnership of Capital Contributions at the Capital Call Date. In each case, if such 65% level of portfolio company investment is not achieved within said two-year period, the Partnership will distribute that amount of assets required to reach the 65% level. Portfolio company investments may typically take from four to seven years (or longer) from the date of initial investment to reach such a state of maturity that disposition can be considered. In light of the foregoing, it is unlikely that any significant distributions of the proceeds from the disposition of investments will be made until the later years of the term of the Partnership.

     Further, the time required for the Partnership to invest substantially all of the net proceeds of this offering may result in a delay to investors in receiving a return on their investments.

     It is anticipated that a substantial portion or all of the Partnership's investments will consist of securities that are subject to restrictions on sale by the Partnership because they were acquired from the issuer in "private placement" transactions or because the Partnership is deemed to be an affiliate of the issuer. Generally, the Partnership will not be able to sell these securities publicly without the expense and time required to register the securities under the Securities Act of 1933, as amended (the "Securities Act"), unless it sells the securities in transactions exempt from registration under Rule 144 or other rules under the Securities Act which permit only limited sales under specified conditions. If the Partnership sells restricted securities to the public, the Partnership may be deemed an "underwriter," or possibly a controlling person, for the purpose of the Securities Act and be subject to liability under the Securities Act.

     In addition, practical limitations may inhibit the Partnership's ability to sell or distribute its portfolio securities because the issuers of the portfolio securities are privately held, the Partnership owns a relatively large percentage of the issuer's outstanding securities, or the issuer's customers, joint venture associates, other investors, financial institutions or management are relying on the Partnership's continued investment. Sales may also be limited by contractual arrangements with underwriters of securities of portfolio companies or by conditions in the securities market, which may be unfavorable for sales of securities of particular issuers or issuers in particular industries. Such limitations on liquidity could prevent the successful sale of investments in portfolio companies, result in delay of any sale or reduce the amount of proceeds that might otherwise be realized. The Partnership will reflect these restrictive factors in the valuation of its investments. See "Investment Objective and Policies -- Portfolio Valuation."

NEED FOR FOLLOW-ON INVESTMENTS

     Following its initial investment in portfolio companies, Management anticipates that the Partnership may frequently be called upon to provide additional funds to portfolio companies or have the opportunity to increase its investment in a successful operation. See "Investment Objective and Policies." Although the Partnership intends to establish reserves considered adequate for follow-on investments and is permitted to use leverage to make follow-on investments, there can be no assurance that the Partnership will have sufficient funds from reserves or borrowings to make all such investments. In this regard, Management presently intends to initially maintain reserves for follow-on investments of approximately 10-20% of its Capital Contributions; the level of reserves will be monitored by Management on an ongoing basis to determine the appropriate level in light of the perceived development of portfolio companies and their anticipated needs for subsequent financing. Any decision by the Partnership not to make follow-on investments or its inability to make them may have a substantial negative impact on a portfolio company in need of such investment or may result in a missed opportunity for the Partnership to increase its participation in a successful operation.

USE OF LEVERAGE

     The Partnership has authority to utilize leverage (i.e., borrow funds or issue senior securities) for the purpose of making follow-on investments. The Partnership will not otherwise incur indebtedness except to pay operating expenses, in the event of insufficient reserve amounts or of shortfalls in cash flows, to assist one of its portfolio company investments, to meet other extraordinary or emergency purposes, or to make investments to meet applicable regulatory requirements as to the composition of the Partnership's portfolio. See "Investment Objective and Policies -- Indebtedness." Leverage is a speculative technique. The use of leverage would exaggerate increases or decreases in the Partnership's net asset value as contrasted to the value of its total assets. In addition, in order to meet required payments on borrowings or senior securities, the Partnership may be required to liquidate portfolio securities at times when it is disadvantageous to do so. Further, the incurrence of debt or issuance of senior securities may limit distributions to Limited Partners. Although the Investment Company Act permits the Partnership to issue multiple classes of senior debt and a single class of limited partnership interests senior to the Units, the Act limits distributions to holders of the Units while such securities are outstanding unless certain conditions are satisfied. See "Regulation." Although the Partnership presently has no plans to borrow funds, it expects that borrowings, if any, would generally be made from banks. There can be no assurance that any such borrowings, if needed, would be available. The Partnership will be subject to the risks associated with interest rate fluctuations in connection with any such borrowings.

UNSPECIFIED INVESTMENTS

     The Partnership has not identified any particular investments it will make. Accordingly, an investor in the Units must rely upon the ability of the Managing General Partner in making portfolio investments consistent with the Partnership's investment objective and policies. See "Investment Objective and Policies." Further, Management anticipates that many of the Partnership's investments may be in privately-held companies. Therefore, the investor will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by Management in its selection and monitoring of investments.

RELIANCE ON MANAGEMENT

     All decisions with respect to the management of the Partnership will be made exclusively by Management. Limited Partners have no right or power to take part in the management of the Partnership. Further, the Partnership Agreement does not prohibit Management from changing the investment objective and policies of the Partnership without the vote of the Limited Partners, except as described under "Investment Objective and Policies -- Investment Company Act Policies." Moreover, Limited Partners will not be able to remove the General Partners except with the consent of a majority-in-interest. See "Summary of the Partnership Agreement -- Withdrawal or Removal of the General Partners." The Individual General Partners and certain affiliates of the Managing General Partner intend to subscribe for the purchase of Units in this offering, ranging in the aggregate from up to approximately 6,000 Units (15%), in the event the 40,000 minimum number of Units are sold, to up to approximately 18,000 Units (9%), in the event the 200,000 maximum number of Units are sold. See "Management." In addition, The Jones Financial Companies, L.P., LLP ("JFC"), or one of its affiliates, may subscribe for up to an additional 5% of the total number of Units sold. Accordingly, the Individual General Partners and such affiliates of the Managing General Partner and JFC will control a significant percentage of Units, with the result that Limited Partners may have difficulty removing the General Partners or otherwise to influence Partnership matters. Further, these subscriptions may be made in order to satisfy the 40,000 Unit minimum. Investors will not receive the detailed financial information issued by portfolio companies which is provided to Management. Accordingly, no person should purchase Units unless such person is willing to entrust all aspects of the management of the Partnership to Management.

NEW BUSINESS

     While the key personnel of the Managing General Partner have considerable prior experience in investment banking and in structuring investments similar to those which the Partnership intends to pursue (see "Management"), the Managing General Partner has managed only two other business development companies since its formation in 1989 and thus has a relatively brief operating history upon which Limited Partners may consider in connection with an investment in the Partnership. See "Prior Investment Partnerships." The Partnership has only recently been formed and has no operating history on which to base such an evaluation.

NO MARKET FOR UNITS

     The Units will not be freely transferable. There is no market for the Units and there are restrictions in the Partnership Agreement which are intended to prevent the development of a public market. The Units will be transferable only in accordance with the restrictions contained in the Partnership Agreement and may be affected by restrictions on resales imposed by the laws of some states. See "Transferability of Units." Moreover, there is presently no market for the resale of Units, and it is not anticipated that any public market for the resale of Units will develop. Consequently, Limited Partners may not be able to liquidate their investments in the event of emergency or for any other reason. Such factors will likely also limit the price which a Limited Partner would be able to obtain for Units. Securities of closed-end funds such as the Partnership frequently trade for amounts less than net asset value.

DISTRIBUTIONS IN KIND

     The Partnership expects to liquidate its investments through a variety of transactions (see "Investment Objectives and Policies -- Liquidation of Investments"). However, in rare instances, the Partnership may distribute its portfolio securities to its Limited Partners. The sale of such securities by Limited Partners may be limited by market factors or regulatory restrictions and Limited Partners may incur additional expenses in disposing of such securities.

STATUS AS A LIMITED LIABILITY LIMITED PARTNERSHIP

     The Partnership has registered under Missouri law as a limited liability limited partnership. As such, the General Partners shall be accorded all the limited liability protection of a partner in a general partnership registered as a limited liability partnership under applicable Missouri law. Generally, Missouri law provides that no partner in a registered limited liability partnership shall be liable or accountable, directly or indirectly, for any debts, obligations and liabilities of, or chargeable to, the partnership, whether in tort, contract or otherwise, which are incurred, created or assumed by such partnership while the partnership is a registered limited liability partnership, except for any such liabilities for such partner's own negligence, wrongful acts, omissions, misconduct or malpractice or that of any person under the partner's direct supervision and control or for liability of such partner for certain taxes and fees. In order to qualify as a limited liability limited partnership under Missouri law, the Partnership must file an annual registration with the Missouri Secretary of State electing to be treated as such.

FEDERAL INCOME TAX CONSIDERATIONS

  RISK OF LOSS OF PARTNERSHIP STATUS

     The anticipated tax benefits of an investment in the Partnership depend, in large part, upon the Partnership being treated as a partnership for federal income tax purposes rather than as an association taxable as a corporation. If at any time the Partnership were determined to be an association taxable as a corporation for federal income tax purposes, Partnership income would be taxable to the Partnership at corporate rates which could result in a substantial reduction in the amount of distributions to Limited Partners, and such distributions could be taxable as dividends. If the loss of partnership tax status occurred at a time when the Partnership's allocable share of total liabilities exceeded the aggregate tax basis of the Partnership's assets, each Limited Partner could be taxed on his share of the difference between such liabilities and tax basis. Furthermore, if the Partnership were treated as a publicly traded limited partnership (see "Taxation -- Classification as a Partnership"), the Partnership could be treated as an association taxable as a corporation with the tax results described above.

     The Partnership has not sought a ruling from the Internal Revenue Service ("IRS") as to its tax status. However, the Partnership has received an opinion of Bryan Cave LLP, St. Louis, Missouri, its counsel, to the effect that the Partnership will be treated as a partnership for federal income tax purposes. This opinion is conditioned upon (a) the assumed validity and continued existence of the current law and the regulations and existing administrative interpretations, (b) the General Partners not electing pursuant to Treasury Regulation Section 301.7701-3 to be classified as an association taxable as a corporation, (c) the operation of the Partnership in accordance with the Partnership Agreement, and (d) certain other factual representations made by the General Partners. See, e.g. "Taxation -- Classification as a Partnership." Such an opinion is not binding on the IRS (or any other taxing authority) and, therefore, would not preclude an adverse determination as to the Partnership's tax status. An adverse determination by the IRS is, however, appealable in court. Such appeal could, nevertheless, cause the Partnership to incur legal and accounting expenses. Since no ruling has been obtained, there is greater risk that the IRS, upon audit, may challenge the classification of the Partnership.

 OTHER TAX MATTERS

     The following is a brief summary of other material tax risks of an investment in the Partnership. For a more detailed summary of the federal income tax consequences and tax risks of an investment in the Partnership, see "Taxation."

     Tax Liability Exceeding Cash Distributions or Cash Proceeds from Disposition. Limited Partners will be required to pay federal income taxes and may in certain cases, be required to pay state and local income taxes on their allocable share of the Partnership's income and gain, whether or not they receive cash distributions from the Partnership. See "Taxation -- Allocation of Income and Loss." Furthermore, any reduction in a Limited Partner's allocable share of the Partnership's nonrecourse debt could result in a concurrent tax liability to the Limited Partner even though no cash will have been distributed.

     Audit. Under the procedures for auditing partnerships and for contesting the treatment of partnership items, the federal income tax treatment of Partnership income, gain, loss, deduction or credit will be determined in a unified proceeding at the Partnership level rather than individually for each Limited Partner. Prospective investors are cautioned that if the IRS were to propose any adjustments in the treatment of a Partnership item, these procedures could cause Limited Partners to be bound by proceedings, both administrative and judicial, conducted by the Partnership. See "Taxation -- Audit by Internal Revenue Service and Adjustment Procedures."

     THE FOREGOING IS A SUMMARY OF THE CERTAIN SIGNIFICANT FEDERAL INCOME TAX RISKS RELATING TO AN INVESTMENT IN THE PARTNERSHIP. THIS SUMMARY SHOULD NOT BE INTERPRETED AS A REPRESENTATION THAT THE MATTERS REFERRED TO HEREIN ARE THE ONLY TAX RISKS INVOLVED IN THIS INVESTMENT OR THAT THE MAGNITUDE OF SUCH RISKS IS NECESSARILY EQUAL. FOR A MORE DETAILED DISCUSSION OF THE FEDERAL INCOME TAX RISKS OF AN INVESTMENT IN THE PARTNERSHIP, SEE "TAXATION."

STATE INCOME TAX CONSIDERATIONS

     Pursuant to the final Regulations issued under Section 7701 (Sections 301.7701-2 and -3 of the Code) that are effective January 1, 1997 (hereinafter "Check the Box Regulations"), the Partnership has received an opinion of counsel for federal income tax purposes that the Partnership will be classified as a partnership. Many states have not announced whether for state income tax purposes the elective Check the Box federal classification system will be followed. Under prior federal law and the states' interpretation thereof, the Partnership believes it would be classified as a partnership for state income tax purposes. However, since state tax classification issues are uncertain at this time, no assurances can be given that the Partnership will be classified as a partnership under any particular state tax entity classification systems.

     VARIOUS ASPECTS OF TAXATION, INCLUDING, WITHOUT LIMITATION, STATE AND LOCAL TAXATION AND THE ALTERNATIVE MINIMUM TAX PRODUCE EFFECTS WHICH VARY BASED ON AN INDIVIDUAL'S PARTICULAR CIRCUMSTANCES. THEREFORE, PROSPECTIVE INVESTORS ARE URGED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS AS TO ALL TAX CONSEQUENCES OF AN INVESTMENT IN THE PARTNERSHIP.

POSSIBLE LOSS OF STATUS AS LIMITED PARTNERS

     The Partnership Agreement provides certain rights for the Limited Partners by vote of less than all of the Limited Partners to, among other things, amend the Partnership Agreement, dissolve the Partnership, approve or consent to certain actions of the General Partners and approve the sale of all or substantially all of the Partnership's assets. In some jurisdictions, there is uncertainty under present law as to whether the exercise of these rights under certain circumstances could cause the Limited Partners to be deemed general partners of the Partnership under applicable state laws with a resulting loss of the limited liability of limited partners. If the Limited Partners were deemed to be general partners of the Partnership in such circumstances, they would likely be afforded the same protection from personal liability as the general partners are as a result of the status of the Partnership as a limited liability limited partnership. See "Status as a Limited Liability Limited Partnership."

     However, in order to minimize any risk of increased exposure to liability for the Limited Partners, the Partnership Agreement provides that the Limited Partners may not exercise these rights unless the Partnership has received an opinion of counsel to the effect that the existence and exercise of such rights will not adversely affect the status of the Limited Partners as limited partners of the Partnership.

     See "Summary of the Partnership Agreement -- Voting Rights of Limited Partners."

REPAYMENT OF CERTAIN DISTRIBUTIONS

     In the event that the Partnership is unable otherwise to meet its obligations, the Limited Partners may be required to repay to the Partnership or to pay to creditors of the Partnership distributions previously received by them to the extent such distributions are deemed to constitute a return of their capital contributions or are deemed to have been wrongfully paid to them. See "Summary of the Partnership Agreement -- Liability of Partners to Third Parties."

REGULATION

     The Partnership has elected to be a business development company under the Investment Company Act of 1940, as amended (the "Investment Company Act" or the "Act"). The Act imposes numerous restrictions on the activities of the Partnership, including, without limitation, restrictions on the nature of its investments, its use of leverage and the issuance of securities, options, warrants or rights, and requires that a majority of the General Partners be individuals who are not "interested persons" of the Partnership as defined in the Investment Company Act. See "Regulation." Because there are no judicial and few administrative interpretations of portions of the legislation applicable to the Partnership, there is no assurance that the legislation will be interpreted or administratively implemented in a manner consistent with the Partnership's objective and intended manner of operation. In the event that the General Partners determine that the Partnership cannot operate effectively under the Investment Company Act, the General Partners may at some future date decide to withdraw the Partnership's election as a business development company and transform the Partnership into an operating company not subject to regulation under the Act or cause the Partnership to liquidate. These changes may not be effected without the approval of the Limited Partners holding a majority of the outstanding Units.

     As indicated under "Conflicts of Interest" and "Investment Objective and Policies," Management may determine that it is appropriate for the Partnership to co-invest with other investment partnerships that are managed by an affiliate of the Managing General Partner. Such co-investments generally will require exemptive orders from the Securities and Exchange Commission. Such exemptive orders would not reflect the approval by the Securities and Exchange Commission of any proposed co-investment or a review of the merits of such investment but rather indicate that the staff of the Securities and Exchange Commission has reviewed the terms and conditions of the proposed co-investment. There can be no assurance that such orders will be obtained. The failure to obtain such orders may result in missed investment opportunities for the Partnership.

                             CONFLICTS OF INTEREST

     The Managing General Partner and its affiliates, including Edward Jones, which is acting as selling agent in the offering made hereby, will be subject to various conflicts of interest in their relationship with the Partnership. The arrangements and agreements among the Partnership, the Managing General Partner and their affiliates, including the selling agent, have been established by the Managing General Partner and are not the result of arm's-length negotiation. The conflicts of interest include, but are not limited to, the following:

TRANSACTIONS WITH THE PARTNERSHIP

     As required of a "business development company" under the Investment Company Act, the Partnership, its Management and its affiliates, including Edward Jones, must make available "significant managerial assistance" and thus may perform various services for portfolio companies in which the Partnership has invested. The Partnership may receive various fees and reimbursements, such as management fees, consulting fees and expense reimbursements, with respect to its management assistance provided to portfolio companies. This management assistance may be provided by the Partnership or any of its General Partners. Additionally, transaction, commitment, and similar fees for arranging and structuring proposals may be received from portfolio companies. These services are most likely to be performed by one of the General Partners of the Partnership, including the managing General Partner or its general partner or its officers. Such fees, commissions and expenses will be paid directly to the account of the Partnership. Depending upon Management's influence and control with respect to such portfolio companies, the selection of Edward Jones and other affiliates of Management to perform such services may not be a disinterested decision and the terms and conditions for the performances of such services, and the amount and terms of such compensation, may not be determined in arm's-length negotiations.

     Article Five of the Partnership Agreement imposes various constraints on Management and their affiliates in their dealing with the Partnership, and the terms and conditions of the compensation for services rendered by a General Partner or its affiliates to the Partnership are intended to be consistent with and governed by industry norms. Additionally, Article Eleven prohibits the General Partners and their Affiliates from voting their Partnership Interests with respect to matters which involve conflicts of interest between themselves and the Partnership. Furthermore, the Investment Company Act contains restrictions as to certain transactions between the Partnership and its affiliates. See "Regulation." Generally, transactions involving the Partnership and affiliates of the Managing General Partner must receive the prior approval of the Securities and Exchange Commission or the Independent General Partners.

RELATIONSHIPS WITH COMMUNITY INVESTMENT PARTNERS, L.P. AND COMMUNITY INVESTMENT PARTNERS II, L.P.

     As discussed below, Community Investment Partners, L.P. and Community Investment Partners II, L.P. (collectively, the "Prior Investment Partnerships") are each venture capital partnerships which commenced operations in 1990 and 1992, respectively. The Managing General Partner acts as managing general partner for both Prior Investment Partnerships. Community Investment Partners, L.P. has completed its initial investments while Community Investment Partners II, L.P. still has approximately $350,000 left to invest in one or more portfolio companies. In addition, both Prior Investment Partnerships may make follow-on investments in their respective portfolio companies. See "Prior Investment Partnerships." The Partnership may desire to participate as a co-investor in certain of those investments. There is no predetermined basis on which investments will be allocated between the partnerships. With respect to certain investment opportunities, there may be conflicting interests among the partnerships. These conflicts could affect the availability of investments to the partnerships or the terms of such investments. Management of the Prior Investment Partnerships and the Partnership is overlapping and will not be independent with respect to these investments decisions. In addition, co-investments by the Partnership will generally require exemptive orders from the Securities and Exchange Commission. There can be no assurance that such orders will be obtained.

CONFLICTS WITH RESPECT TO INVESTMENT OPPORTUNITIES

     Management or its affiliates or any Partner may serve as directors or officers or perform investment advisory services for other investment entities with investment objectives and policies similar to those of the Partnership. As discussed above, The Jones Financial Companies, L.P., LLP, and its affiliates currently sponsor two other entities with investment objectives similar to the Partnership. See "Prior Investment Partnership." They may sponsor other entities subsequent to the offering contemplated herein. Any such entities may compete with the Partnership for investment opportunities. Furthermore, Management or its affiliates or any Partner may invest with or without the Partnership directly in portfolio company investments that would be appropriate investments for the Partnership. Conflicts of interest may arise between the Partnership and such an affiliate, particularly if they hold different levels of security (for example, if the Partnership holds equity and the affiliate holds debt, the best interests of the Partnership and such affiliate may diverge, and actions of the affiliate could materially impair the equity interest of the Partnership). The Partnership does not currently contemplate any such specific instances of conflicts arising out of investments in different levels of securities by the Partnership and any affiliate. In the event such a situation is specifically contemplated, the Partnership would apply for exemptive orders from the Securities and Exchange Commission, if required by the Investment Company Act. There can be no assurance that such orders will be obtained. While the Managing General Partner is obligated to use its best efforts to provide the Partnership with a continuing and suitable investment program consistent with its investment objective and polices, neither any affiliates of the Managing General Partner nor any Partner (other than the Managing General Partner) is required to present to the Partnership any particular investment opportunity which has come to its attention, even if such opportunity is within the investment objective and policies of the Partnership. See "Summary of the Partnership Agreement -- Partner's Independent Activities." Management, upon the request of the Individual General Partners, will promptly furnish the Individual General Partners with information on a confidential basis as to any portfolio company investments made by the Managing General Partner or its affiliates for their own account or for other investment advisory clients. The Partnership may be a co-investor in portfolio companies with Management or its affiliates or their other investment advisory clients. Such co-investments generally will require exemptive orders from the Securities and Exchange Commission, for which application will be made, if required, at the time any such co-investment is under consideration. There can be no assurance that such orders will be obtained. Such exemptive orders do not reflect the approval by the Securities and Exchange Commission of any proposed co-investment or a review of the merits of such investment but rather indicate that the staff of the Securities and Exchange Commission has reviewed the terms and conditions of the proposed co-investment. Because of different objectives or other factors, a particular investment may be bought by Management or its affiliates or one of their clients, including the Partnership, at a time when one of such entities is selling such investment. Management will endeavor to resolve conflicts of interest with respect to investment opportunities in a manner deemed equitable to all to the extent possible under the prevailing facts and circumstances. The Partnership will not make any co-investments in which a General Partner or its affiliates will receive fees which are duplicative of those permitted under the Partnership Agreement.

ALLOCATION OF MANAGEMENT TIME AND SERVICES

     The Partnership will not have independent management or employees and will rely upon Management and its affiliates for management and administration of the Partnership and its assets. The Managing General Partner currently provides management and administrative services to the Prior Investment Partnerships and Daniel A. Burkhardt, an affiliate of the Managing General Partner, currently provides management and administrative services to Oakwood Investors I, L.L.C., each of the foregoing, an investment fund similar to the Partnership. The Managing General Partner and/or its affiliates may enter into other management arrangements in the future on similar or different terms. Management believes that it and its affiliates have or can attract sufficient personnel to discharge all their responsibilities to the Partnership. Conflicts of interest will arise in allocating management time, services or functions between the Partnership and other entities for which Management and its affiliates may provide services. The officers, directors and partners of Management and its affiliates will devote such time to the affairs of the Partnership as they, in their sole discretion, determine to be necessary for the conduct of the business of the Partnership.

TIMING OF CAPITAL CALLS AND DISPOSITION OF PARTNERSHIP INVESTMENTS

     The Managing General Partner and, indirectly, its partners have an interest in the profits and losses of the Partnership as set forth under "Partnership Distributions and Allocations" and in the management fee as set forth under "Management Compensation and Other Expenses". The Managing General Partner's interest may in some cases be inconsistent with the interests of the Limited Partners with respect to the timing and amount of additional Capital Contributions required on the Capital Call Date and the timing of disposition of Partnership investments. However, the acts of the Managing General Partner are subject to supervision by the Individual General Partners, and all of the Individual General Partners will be subject to a fiduciary duty to the Partnership in evaluating decisions as to the retention and disposition of the Partnership's investments.

OTHER RELATIONS WITH PORTFOLIO COMPANIES

     Management and their affiliates may have other relationships on an on-going basis with portfolio companies in which the Partnership has invested. Such relationships could influence Management to take actions, or forebear from taking actions, which an independent general partner might not take or forebear from taking.

PARTICIPATION BY AN AFFILIATE AS SELLING AGENT

     As an affiliate of Management, Edward Jones may experience a conflict of interest in performing its due diligence in connection with the public offering of the Units. The review performed by Edward Jones cannot be considered as independent.

LACK OF SEPARATE REPRESENTATION

     The Partnership, Management and Edward Jones are represented by the same legal counsel. However, it is anticipated that separate counsel would be retained for the Partnership in connection with any dispute which arises between the Partnership and Management or any affiliate of Management.

                                USE OF PROCEEDS

     The following table shows the estimated minimum and maximum net proceeds to the Partnership and the amounts available for investment in portfolio companies as set forth under "Investment Objective and Policies," assuming full payment of the balance of the Subscription Price called by the Individual General Partners on the Capital Call Date.

                                                       MINIMUM CONTRIBUTION     MAXIMUM CONTRIBUTION
                                                       ---------------------    ---------------------
                                                        DOLLARS      PERCENT     DOLLARS      PERCENT
                                                       ----------    -------    ----------    -------
Gross Offering Proceeds.............................   $1,000,000     100.0%    $5,000,000     100.0%
Less Offering Expenses:
  Commissions.......................................           --         --            --         --
  Marketing and Sales...............................           --         --            --         --
  Organization and Offering Expenses(1).............       60,000       6.0%       300,000       6.0%
Less Minimum Reserve(2).............................       25,000       2.5%       125,000       2.5%
                                                       ----------    -------    ----------    -------
Amount Available for Investment from Gross
  Proceeds(3).......................................   $  915,000      91.5%    $4,575,000      91.5%
                                                        =========     ======     =========     ======

------------------
(1) Organizational and offering expenses borne by the Partnership will not exceed 6% of gross offering proceeds. Organizational and offering expenses, including printing, accounting, legal, clerical and other expenses and registration and filing fees, estimated at $150,000, incurred by the Managing General Partner and its affiliates on behalf of the Partnership in connection with the organization of the Partnership and this offering will be reimbursed to the Managing General Partner and its affiliates by the Partnership. Organizational and offering expenses in excess of 6% of gross offering proceeds will be borne by the Managing General Partner and its affiliates.

(2) The Managing General Partner will establish an initial reserve fund equal to at least 2 1/2% of the gross offering proceeds to fund operational expenses, including the management fee. See"Risk and Other Important Factors -- Use of Leverage" and "Management Compensation and Expenses."

(3) Does not reflect contributions of the General Partners of 1% of the total Capital Contributions to the Partnership (approximately $10,000, if 40,000 Units are sold; approximately $50,000 if 200,000 Units are sold).

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Partnership is to seek long-term capital appreciation by making investments in companies that Management believes offer significant long-term growth possibilities. The Partnership will seek to achieve this objective by investment in established companies or divisions thereof that Management believes offers special long-term opportunities for growth, that is, long-term growth opportunities that do not generally become available to the public. Current income will not be a primary factor in the selection of investments but may be considered in structuring investments as described below under "Structuring of Investments."

     Management anticipates that the typical initial investment by the Partnership will approximate $100,000 to $750,000. The Partnership will not invest more than 30% of its assets in any one portfolio company. Management anticipates making seven to ten investments in portfolio companies from the proceeds from the sale of Units if the maximum number of Units is sold.

     THERE CAN BE NO ASSURANCE THAT THE PARTNERSHIP WILL BE SUCCESSFUL IN MEETING ITS OBJECTIVE OR POLICIES WITHIN THE TIME PERIODS CONTEMPLATED OR THAT THE OBJECTIVE OR POLICIES WILL BE ATTAINED AT ALL.

     The Partnership Agreement does not prohibit Management from changing the investment objective and policies of the Partnership without the vote of the Limited Partners, except as described below under "Investment Company Act Policies."

IDENTIFYING INVESTMENTS

     Investment proposals may come to the attention of the Managing General Partner from many sources, including unsolicited proposals from the public, personal contacts of Management, other venture capitalists and referrals from banks, lawyers, accountants and other members of the financial community, including Edward Jones partners and personnel. Partners and personnel of Edward Jones, who provide the Partnership with referrals which lead to investments by the Partnership may, in certain circumstances, be granted the right to invest in such investments on more favorable terms and conditions than those granted to the Partnership, subject to compliance with any applicable rules or regulations.

     The Partnership intends to invest the net offering proceeds in portfolio companies located in the United States.

     Management intends to maintain a flexible approach with respect to the industries in which the Partnership makes equity investments. Management anticipates that the Partnership's equity investments will include investments in manufacturers, distributors, utilities and agricultural and service businesses. The Partnership may invest directly in real estate or real estate mortgage loans but does not intend to invest in commodities or commodity contracts, including futures contracts in a contract market or other futures market. With respect to real estate investments, the Partnership shall not give to Edward Jones or the Managing General Partner sole right to sell or exclusive employment to sell property for the Partnership but shall allow the Managing General Partner to manage and control such sales of property, subject to the Management Agreement and the supervision of the Individual General Partners, in the exercise of their authority and subject to any obligation to the partnership of fiduciary duty. In the event of the acquisition of real property, such acquisition shall be supported by an appraisal prepared by a competent, independent appraiser, which appraisal shall be retained by the Partnership for at least five years and shall be available for inspection and duplication by any Limited Partner.

     The Partnership's investments will generally be made in companies that are privately held. Subject to applicable restrictions under the Investment Company Act (see "Regulations"), investments may be made to a lesser extent in established publicly-held or privately-held companies or divisions thereof either in the form of direct investments in businesses which Management believes constitute special situations offering opportunities for growth or in the form of leveraged buyouts. Direct investments in companies with operating histories may involve businesses that are marginally profitable or incurring losses, that are highly leveraged, that have negative net worth or that are involved in bankruptcy or reorganization proceedings. These companies can require significant managerial assistance, and investments in these special situations may require identification of a specific strategy to improve operating performance, including, without limitation, a specific strategy to generate sufficient cash flow to fund indebtedness.

     Leveraged buyout transactions may involve a purchase of an established company or division thereof by a new company in which the Partnership has an interest. The high degree of debt financing typically involved in these transactions may introduce substantial risks apart from those directly related to the company's operations. See "Risk and Other Important Considerations -- Risks of Investment" and "-- Use of Leverage."

CO-INVESTMENT

     The Partnership anticipates making many of its investments as a co-investor with professional investment groups. In such cases, the co-investor may act as lead investor. Management has contacts within the investment industry which will be of assistance in selecting other groups as co-investors when appropriate. Working with other experienced investor groups may provide Management with further investment opportunities for the Partnership. These groups may also provide significant management assistance to portfolio companies. The investment position of the Partnership, along with co-investors, if any, in portfolio companies will typically involve a substantial, and may constitute a controlling, interest in such companies.

     The professional investment groups sought as investment partners may include small business investment companies and venture capital investors because they generally constitute potential sources of investors in portfolio companies. Additionally, working with other experienced investors is likely to provide the Partnership with further investment opportunities. The groups sought are not generally anticipated to be affiliates of the partnership. In the event co-investments arise with affiliates, the appropriate exemptive order from the SEC will be sought by the Partnership, if required. There can be no assurance that such orders will be issued.

EVALUATION OF INVESTMENT OPPORTUNITIES

     Prior to committing funds to an investment opportunity, investigation and research will be conducted by the Managing General Partner to assess the prospects and risks of the potential investment.

     Prospective portfolio company investments will be evaluated by Management upon selection criteria established by Management from time to time. The following are typical of the criteria which may be utilized by Management to analyze prospective portfolio companies:

     - A competent management team with knowledge of a business, and the ability to work together and direct a growing company. If capable management does not exist in a situation where the other basic criteria are in place, Management may assume a significant role in identifying the necessary management talent.

     - A market characterized by a favorable relationship among the variables of size, growth potential and competitive factors.

     - Possibility for the Partnership to obtain an effective investment position which would allow it, either singly or in cooperation with other outside investors, to influence the selection of management and the strategic direction of the company.

STRUCTURING OF INVESTMENTS

     An important factor in successful investing in portfolio companies is proper structuring of the transaction in terms of such matters as price, type of security, restrictions of use of funds, commitments or rights to provide additional financing, control and involvement in the issuer's business and liquidity. The Managing General Partner will be responsible for conducting such negotiations on behalf of the Partnership and will seek to structure the terms of the investment which provide for the capital needs and success of the issuer and at the same time maximize the Partnership's opportunity for long-term capital appreciation.

     The Partnership's investments will typically be structured in negotiated, private transactions directly with the portfolio company or an affiliate. The securities acquired will generally consist of common stock and securities convertible into common stock, but also may consist of a combination of equity and debt securities and warrants, options and other rights to acquire such securities. The securities acquired may also include partnership interests. See "Taxation -- Possible Tax Law Changes."

MANAGEMENT ASSISTANCE AND MONITORING OF INVESTMENTS

     Representatives of Management may serve as members of the board of directors of portfolio companies. This Board representation, as well as a close working relationship with operating management, may enable the Partnership to exercise significant influence and provide management assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements and developing a public market for the securities of portfolio companies.

     Managerial assistance by the Managing General Partner or personnel of the Managing General Partner to portfolio companies may be provided in a variety of methods in addition to naming one or more directors of the portfolio company, including assisting the portfolio company in recruiting capable directors or any management personnel, assisting a portfolio company in establishing working relationships with professional advisers, such as investment bankers, commercial bankers, accountants and lawyers, assigning personnel of the Managing General Partner with financial or management expertise to work closely with a portfolio company on an ongoing basis or to serve as directors of a portfolio company and providing periodic consultations and advice to the directors or management of a portfolio company relating to particular business decisions or policies.

INDEBTEDNESS

     Although the Partnership presently has no plans to borrow funds, it expects that such borrowings, if any, would generally not be incurred until the Partnership has utilized any cash reserves held by the Partnership for follow-on investments. The Partnership will not otherwise incur indebtedness except to pay operating expenses, in the event amounts held in reserve are insufficient or in the event of shortfalls in cash flows; to assist one of its portfolio company investments; to meet other extraordinary or emergency purposes; or to make additional investments to meet regulatory requirements as to the composition of the Partnership's portfolio. The Partnership may not incur indebtedness for borrowed money in excess of 50% of the value of its assets at such time. See "Regulation."

FOLLOW-ON INVESTMENTS

     Following its initial investment in a portfolio company, the Partnership anticipates that it may provide additional or "follow-on" funds to the portfolio company. Follow-on investments may be made pursuant to rights to acquire additional securities or otherwise in order to maintain or increase the Partnership's position in a successful or promising portfolio company. The Partnership may also be called upon to provide follow-on investments for a number of other reasons, including providing additional capital to a company to implement fully its business plans, to develop a new line of business or to recover from unexpected business problems. The Partnership may use leverage (i.e., borrowed funds or senior securities) to raise all or a portion of the funds required to make follow-on investments.

TEMPORARY INVESTMENTS

     It is expected that it may take up to two years for the Partnership to complete the selection of its portfolio investments. If any of the net proceeds of this offering available for investment (excluding amounts held in reserve) have not been invested or committed for investment in portfolio company investments within two years from the date of receipt of Capital Contributions at the last Closing or the Capital Call Date, as the case may be, the Partnership will distribute the non-invested or non-committed amount together with interest, if any, actually earned thereon, as soon as practicable at the end of the two-year period, to the Partners on a pro rata basis as a return of their Capital Contributions. In addition, the Partnership intends to invest at least 65% of the total assets received by the Partnership as Capital Contributions in securities of portfolio companies pursuant to the investment objectives herein within two years of the Partnership's last Closing Date and, in the case of Capital Contributions received by the Partnership at the Capital Call Date, will invest at least 65% in such portfolio companies within two years of receipt by the Partnership of Capital Contributions at the Capital Call Date. If such 65% level of portfolio company investment is not achieved within said two-year period the Partnership will distribute that amount of assets required to reach the 65% level. Management expects that assets not invested in portfolio company investments will be invested in U.S. Government securities, investment grade state and municipal bonds, certificates of deposit at banks with at least $25,000,000 in assets, or money market securities sold by a bank, such money market securities having investments in securities with investment grade ratings. It should be noted that investment grade securities may have speculative characteristics. Additionally, certain investment grade securities may not be used to satisfy the percentage of portfolio investment required by the Investment Company Act.

LIQUIDATION OF INVESTMENTS

     Typically, the Partnership's investments may take from four to seven years (or longer) from the time of investment to reach such a state of maturity that disposition can be considered. Most of the investments made by the Partnership will be in private companies or restricted securities of publicly traded companies and consequently will generally be restricted as to resale or disposition. See "Risk and Other Important Factors -- Time Required to Maturity of Investment; Illiquidity of Investments."

     The Partnership expects to begin to consider disposing of investments commencing in its fifth year. The decision will be based on a number of factors, including, without limitation, Management's then current assessment of the portfolio company's value, prospects for appreciation in the company's value, and the availability of means to liquidate the Partnership's investment. The Partnership does not expect co-investments to significantly affect the timing of such dispositions. See "Co-Investment."

     The Partnership expects to liquidate its investments through a variety of transactions, including mergers of portfolio companies with third parties, acquisitions of portfolio companies by third parties, sales in registered underwritten offerings, sales in the public market pursuant to exemptions from registration or negotiated private sales to the portfolio companies, to other investors in the companies or to other investment fund investors. In addition, in rare instances, the Partnership may distribute its portfolio securities to its Limited Partners. The sale of such securities by Limited Partners may be limited by market factors or regulatory restrictions and Limited Partners may incur additional expenses in disposing of such securities.

     In structuring investments, the Managing General Partner may endeavor to reach such understandings with the issuer as may be appropriate as to the method and timing of liquidation of the Partnership's investment and may seek to obtain registration rights at the expense of the issuer and reporting compliance for eligible companies under Rule 144. See "Risk and Other Important Factors -- Time Required to Maturity of Investment; Illiquidity of Investments." To the extent the Partnership does not obtain registration rights, it will be able to sell publicly traded securities, if any, in accordance with the requirements of Rule
144. With certain exceptions, Rule 144 permits holders of publicly traded securities acquired in private placements to sell such securities after a one-year holding period, subject to the requirements of the Rule; however, the Partnership does not expect to consider liquidating any investments until later years. The Partnership will be required to bear the costs of liquidating investments to the extent not paid by the issuer.

     It is expected that the Partnership's general policy will be to liquidate portfolio securities, if any, in publicly traded companies in an orderly fashion when they become eligible for sale under Rule 144.

REINVESTMENT OF FUNDS

     The Partnership will not reinvest proceeds from the liquidation of portfolio company investments except in connection with follow-on investments, to reduce borrowings incurred to make follow-on investments or to make additional investments to meet applicable regulatory requirements relating to the composition of the Partnership's portfolio. The Partnership intends to make distributions of such proceeds as described under "Partnership Distributions and Allocations."

INVESTMENT COMPANY ACT POLICIES

     By virtue of the election by the Partnership to be treated as a business development company under the Investment Company Act, there are certain limitations on the Partnership's choice of investments. See "Regulation." As required by the Investment Company Act, under the Partnership Agreement the Partnership may not change its investment objective and policies so that it would cease to be, or withdraw its election as, a business development company under the Investment Company Act unless authorized by the vote of Limited Partners holding a majority of the outstanding Units.

     Because portfolio company investments are generally made for relatively long periods, it is expected that the Partnership's average rate of portfolio turnover will be low. The short-term nature of the money market securities in which the Partnership will invest will result in high portfolio turnover in that segment of the portfolio. The Partnership will not purchase any securities on margin, except for use as short-term credit necessary for the clearance of transactions, will not make short sales of securities and will not purchase or sell commodities or commodity contracts.

PORTFOLIO VALUATION

     Pursuant to the requirements of the Investment Company Act, the valuation of the Partnership's portfolio will be made quarterly by the Managing General Partner under the supervision of the Individual General Partners.

     The fair market value for portfolio company investments for which no market exists cannot be precisely determined. There is a range of values which is reasonable for such investments at any particular time. In the early stages of development, portfolio company investments will typically be valued based upon their original cost to the Partnership (the "cost method"). The cost method will be utilized until significant developments (such as the sale of other securities or assets, entering into of material contracts, or other material developments) affecting the portfolio company provide a basis for use of an appraisal valuation (the "appraisal method"). The appraisal method will be based upon such factors affecting the portfolio company as earnings and net worth, the market prices for similar securities of comparable companies, and the Managing General Partner's assessment of the company's future prospects. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Valuations based on the appraisal method are necessarily subjective. To the extent deemed appropriate, the Managing General Partner may also use third party transactions (actual or proposed) in the portfolio companies' securities as the basis of valuation (the "private market method"). The private market method will only be used with respect to actual transactions or actual firm offers by sophisticated, independent investors.

     Any of the above valuation methods will only be used after the General Partners have determined that the proposed method constitutes "fair value" under the Act in the circumstances.

     Investments of the Partnership for which market quotations are readily available and which are freely marketable and not restricted as to transfer will be valued as follows: (a) securities traded on a securities exchange will be valued at the closing price on the most recent trading day; and (b) securities traded in the over-the-counter market will be valued at the average of the closing bid and asked prices on the most recent trading day. The money market securities in which the Partnership may invest are traded primarily in the over-the-counter markets and will be valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities.

     Although the valuation methods provided above may consider restrictions on transfer when valuing portfolio company investments, securities with legal, contractual or practical restrictions on transfer may be valued at a further discount from their value determined by the foregoing methods to reflect the effect of such restrictions.

                                   MANAGEMENT

     The General Partners will be responsible for the management and administration of the Partnership. In accordance with the authority provided in the Partnership Agreement, a copy of which is attached to the Prospectus as Exhibit A, CIP Management L.P., LLLP will act as the Managing General Partner.

     The other General Partners will be individuals and are referred to herein as the Individual General Partners. As required by the Investment Company Act, a majority of the General Partners must be individuals who are not "interested persons" of the Partnership as defined in such Act (such independent General Partners are referred to herein as the "Independent General Partners"). Under applicable rules of the Securities and Exchange Commission, the Individual General Partners will not be considered "interested persons" of the Partnership within the meaning of the Investment Company Act.

     The Managing General Partner and the Independent General Partners set forth in this Prospectus will serve as General Partners until successors have been elected or until their earlier resignation or removal. In the event that the Managing General Partner is removed or is not re-elected at any meeting of the Limited Partners held for the purpose of electing General Partners (see, however, "Summary of the Partnership Agreement -- Voting Rights of the Limited Partners -- Meetings"), the Partnership will have to seek alternate arrangements with respect to the management of its portfolio company investments. Subject to the supervision of the Individual General Partners, the Managing General Partner provides the Partnership with certain management and administrative services as described below.

     The directors and executive officers of CIP Management, Inc., which is the managing general partner of the Managing General Partner, the general partners of the Managing General Partner, and the Independent General Partners intend to subscribe for the purchase of Units in this offering, ranging in the aggregate from up to approximately 6,000 Units (15%), in the event the 40,000 minimum number of Units are sold, to up to approximately 18,000 Units (9%), in the event the 200,000 maximum number of Units are sold. In addition, JFC or one of its affiliates may subscribe for up to an additional 5% of the total number of Units sold. These subscriptions may be made in order to satisfy the 40,000 Unit minimum. All purchases of Units referenced above will be made for investment purposes only and not for resale.

                                GENERAL PARTNERS

THE MANAGING GENERAL PARTNER

     CIP Management L.P., LLLP, the Managing General Partner, a limited liability limited partnership originally organized under the laws of the State of Missouri in 1989 as a limited partnership and which elected to register as a limited liability limited partnership under Missouri law on July 23, 1997, maintains its principal office at 12555 Manchester Road, St. Louis, Missouri 63131. The Managing General Partner also serves as the managing general partner of the Prior Investment Partnerships, which are similar to the Partnership. See "Prior Investment Partnerships." The Managing General Partner is engaged in no other activities at the date of this Prospectus. The capital contribution of the Managing General Partner to the Partnership is $1,000. The aggregate capital contributions of the General Partners, as a class, will equal 1% of the total Capital Contributions to the Partnership and will range from approximately $10,000, in the event the 40,000 minimum number of Units are sold, to approximately $50,000, in the event the 200,000 maximum number of Units are sold.

     The Partnership Agreement provides that the Managing General Partner, subject to the supervision of the Individual General Partners, has exclusive power and authority to manage and control the Partnership's portfolio company investments. The Managing General Partner is authorized to and will be responsible for making all decisions regarding the Partnership's investment portfolio and, among other things, finding, evaluating, structuring, approving, monitoring and liquidating such investments and providing or arranging for the provision of, managerial assistance to the portfolio companies in which the Partnership invests. The Managing General Partner will also perform the management and administrative services necessary for the operation of the Partnership. The Partnership will pay the Managing General Partner a management fee as compensation for its services at an annual rate of 1.5% of the total assets of the Partnership as reflected in the most recent quarterly or annual balance sheet. In addition, the Managing General Partner will be reimbursed for its out-of-pocket expenses (that is, expenses other than personnel and overhead) directly from the Partnership, except with respect to those expenses borne directly by the Partnership as set forth under "Management Compensation and Other Expenses" below.

     At the date of this Prospectus, the general partners of the Managing General Partner are CIP Management, Inc., a Missouri corporation, and Daniel A. Burkhardt, and the sole limited partner of the Managing General Partner is The Jones Financial Companies, L.P., LLP, a Missouri limited partnership that has registered as limited liability partnership under Missouri law and the parent company of Edward Jones, the selling agent. CIP Management, Inc. is the managing general partner of the Managing General Partner. Information concerning Mr. Burkhardt is set forth below.

     CIP Management, Inc., an indirect wholly-owned subsidiary of The Jones Financial Companies, L.P., LLP, was incorporated under Missouri law on October 5, 1989. CIP Management, Inc., maintains its principal office at 12555 Manchester Road, St. Louis, Missouri 63131.

     Set forth below is certain information concerning the directors and executive officers of CIP Management, Inc.:

                                      POSITION(S) HELD WITH
        NAME             AGE          CIP MANAGEMENT, INC.
        ----             ---          ---------------------
Daniel A. Burkhardt      50     President, Treasurer and Director
Ray L. Robbins, Jr.      53     Vice President and Director
Marilyn A. Gaffney       38     Secretary

  DANIEL A. BURKHARDT

     Mr. Burkhardt has served as President, Treasurer and Director of CIP Management, Inc. since October 1989 and as general partner of CIP Management L.P., LLLP since February 1990. He is a general partner of The Jones Financial Companies, L.P., LLP, the parent company of Edward Jones, where he has specialized in investment banking and structuring investments since 1980. He is also a director of Essex County Gas Company, a gas company located in Amesbury, Massachusetts; St. Joseph Light & Power Co., an electric utility located in St. Joseph, Missouri; MidAmerica Realty Investments, a real estate investment trust headquartered in Omaha,

Nebraska; and Southeastern Michigan Gas Enterprises, a gas distribution utility headquartered in Port Huron, Michigan. Mr. Burkhardt also served as President and Chairman of the Board of Lake Communications, Inc., a cable television and telephone company, from 1982 until all of the company's properties were sold in 1985. He also served as a director and Chairman of the Board and Treasurer of Community Service Radio, Inc., an owner/operator of radio broadcast stations headquartered in Peoria, Illinois from its formation in 1987 until its sale in 1993.

  RAY L. ROBBINS, JR.

     Mr. Robbins has served as Vice President and Director of CIP Management, Inc. since October 1989. He is a general partner of The Jones Financial Companies, L.P., LLP, the parent company of Edward Jones. Mr. Robbins joined the Corporate Bond Trading Department of Edward Jones in 1971 and in 1974 was given responsibility for its Municipal Bond Department until he was given the responsibility for all of the Fixed Income Area in 1982. From July 1983 until January 1993, Mr. Robbins was in charge of the Product Review Development. Mr. Robbins became Director of Research in January 1993, and is Co-Chairman of the Edward Jones Investment Policy Committee. He was also a director of Community Service Radio, Inc.

  MARILYN A. GAFFNEY

     Ms. Gaffney has served as Secretary of CIP Management, Inc. since October 1989. Ms. Gaffney is a Limited Partner of The Jones Financial Companies, L.P., LLP, the parent company of Edward Jones, where she serves as a senior investment administrator. She has been employed by the firm in investment banking since 1980.

     The directors of CIP Management, Inc. are elected at each annual meeting of its shareholders and serve until their successors have been elected and qualified. The officers serve at the discretion of the Board of Directors. Directors of CIP Management, Inc. will receive no fees or reimbursement from the Partnership for their services as directors.

     The articles of incorporation of CIP Management, Inc. provide for indemnification of the directors and officers to the fullest extent permitted by law, against liabilities, costs and expenses (including legal fees and expenses) incurred by them in connection with all claims, suits or proceedings if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the interests of CIP Management, Inc. and with respect to criminal proceedings, has no reasonable cause to believe such conduct was unlawful. The Jones Financial Companies, L.P., LLP, has agreed to guaranty such indemnification obligation of CIP Management, Inc. to such directors and officers.

     Pursuant to a management agreement (the "Management Agreement") between the Partnership and CIP Management L.P., LLLP, the Managing General Partner, and subject to the supervision of the Individual General Partners, the Managing General Partner performs, or arranges for affiliates to perform, the management and administrative services necessary for the operation of the Partnership. The Managing General Partner is also responsible for the management of the Partnership's money market securities portfolio. The Managing General Partner will provide the Partnership with office space, facilities, equipment and personnel necessary to carry out its obligations under such agreement and such other services as the Managing General Partner, subject to supervision by the Individual General Partners, shall from time to time determine to be necessary and appropriate. See "Management Compensation and Other Expenses."

     The Management Agreement has been approved by the Independent General Partners, and the initial Limited Partner of the Partnership. Unless earlier terminated as described below, the agreement will remain in effect until the first anniversary of the date of this Prospectus and thereafter will continue in effect from year to year if approved annually by a majority of the Individual General Partners. Such agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by vote of a majority-in-interest of the Limited Partners. In the event of an assignment, the agreement will automatically terminate.

     Under the Management Agreement, the Partnership has agreed to indemnify the Managing General Partner, its partners and their officers, directors, employees, agents and affiliates generally to the same extent as provided in the Partnership Agreement. See "Summary of the Partnership Agreement -- Indemnification of the General Partners by the Partnership."

  THE INDIVIDUAL GENERAL PARTNERS

     The Individual General Partners will be two Independent General Partners. Pursuant to rules under the Investment Company Act, the Independent General Partners will not be considered "interested persons" of the Partnership as defined by the Investment Company Act. The Individual General Partners will provide overall guidance and supervision with respect to the operations of the Partnership and will perform the various duties imposed on the directors of a business development company by the Investment Company Act. In addition to general fiduciary duties, the Individual General Partners, among other things, will supervise the management and underwriting arrangements of the Partnership, the custody arrangement with respect to portfolio securities, the selection of accountants, fidelity bonding and transactions with affiliates. Because the Partnership has registered under Missouri law as a limited liability limited partnership, the General Partners will be accorded all the limited liability protection of a partner in a general partnership registered as a limited liability partnership under applicable Missouri law. Generally, Missouri law provides that no partner in a registered limited liability partnership shall be liable or accountable, directly or indirectly, for any debts, obligations and liabilities of, or chargeable to, the partnership, whether in tort, contract or otherwise, which are incurred, created or assumed by such partnership while the partnership is a registered limited liability partnership, except for any such liabilities for such partner's own negligence, wrongful acts, omissions, misconduct or malpractice or that of any person under the partner's direct supervision and control or for liability of such partner for certain taxes and fees. The address of the Individual General Partners is c/o CIP Management, Inc., 12555 Manchester Road, St. Louis, Missouri 63131.

     Set forth below is certain information concerning the Independent General Partners of the Partnership:

                                 POSITION(S) HELD WITH
      NAME          AGE    COMMUNITY INVESTMENT PARTNERS III
      ----          ---    ---------------------------------
Thomas A. Hughes     53    Independent General Partner
Ralph G. Kelly       40    Independent General Partner

  THOMAS A. HUGHES

     Mr. Hughes is the Associate General Counsel and Manager-Legal of The Detroit Edison Company, the utility subsidiary of DTE Energy Company. He also serves as the Associate General Counsel of DTE Energy Company. Headquartered in Detroit, Michigan, Detroit Edison is Michigan's largest electric utility serving two million customers in Southeastern Michigan. Prior to joining Detroit Edison in 1978, Mr. Hughes served as General Counsel of the Missouri Public Service Commission. Mr. Hughes has served as a Trustee of the Detroit Metropolitan Bar Association Foundation, and as a member of the Michigan State Bar Association Administrative Law Section Council and is currently serving as a member of the Board of Directors of the Michigan Chapter of the American Corporate Counsel Association.

  RALPH G. KELLY

     Mr. Kelly joined Charter Communications, Inc. in 1993 as Vice President -- Finance, a position he held until early 1994, when he became Chief Financial Officer of CableMaxx, Inc., a wireless cable television operator. Mr. Kelly returned as Senior Vice President -- Treasurer of Charter Communications, Inc. in February 1996, and has responsibility for treasury operations, investor and financial reporting and also assists with the acquisition efforts of Charter Communication, Inc. Mr. Kelly has worked in the cable industry since 1984 when he joined Cencom Cable Associates, Inc. as Controller. Mr. Kelly was promoted to Treasurer of Cencom Cable Associates, Inc. in 1989, and was responsible for treasury management, loan compliance, budget administration, supervision of internal audit and SEC reporting. He has served on the Accounting Committee of the Board of Directors for the National Cable Television Association. Mr. Kelly is a Certified Public Accountant and was in the audit division of Arthur Andersen & Co. from 1979 to 1984.

     Each Independent General Partner will receive an annual fee of $6,000 from the Partnership and a fee of $1,000 for each meeting attended together with all out-of-pocket expenses relating to attendance at meetings of the Individual General Partners. However, it is not anticipated that any such meetings will be held on a regular basis. Compensation paid to any of the Independent General Partners, including fees for any special services performed, must be approved by a majority of the Individual General Partners.

FIDUCIARY RESPONSIBILITY OF THE GENERAL PARTNERS

     The General Partners are under a fiduciary duty to conduct the affairs of the Partnership in the best interest of the Partnership and consequently must exercise good faith and integrity in handling Partnership affairs. See, however, "Conflicts of Interest" and "Status as a Limited Liability Limited Partnership." Prospective Limited Partners who have questions concerning the duties of the General Partners should consult with their counsel.

     The Partnership Agreement provides that the General Partners and their affiliates will not be liable to the Partnership or the Limited Partners for any loss, damage or expense incurred by reason of any act or omission performed or omitted by them in good faith, provided that such act or omission does not constitute negligence or misfeasance in the performance of the duties of a General Partner. The General Partners will be indemnified to the fullest extent permitted by law by the Partnership for any liability not arising out of negligence or misfeasance in the performance of the duties of a General Partner on the part of such General Partner. In addition, The Jones Financial Companies, L.P., LLP, has agreed to indemnify the Individual General Partners, the general partners of the Managing General Partner, and the directors and officers of CIP Management, Inc. to the fullest extent permitted by law in connection with all claims, suits or proceedings if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the interests of the Partnership and with respect to criminal proceedings, had no reasonable cause to believe such conduct was unlawful. See "Summary of the Partnership Agreement -- Indemnification of the General Partners by the Partnership"; and "-- Indemnification of the Individual General Partners by the Managing General Partner."

     In the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act of 1933 is against public policy and, therefore, unenforceable.

                   MANAGEMENT COMPENSATION AND OTHER EXPENSES

     The Partnership will pay the Managing General Partner on a quarterly basis a management fee for its services under the Management Agreement at an annual rate equal to 1.5% of the total assets of the Partnership as reflected in the most recent quarterly or annual balance sheet of the Partnership. In addition, the Managing General Partner will be reimbursed for its out-of-pocket expenses. Management expects to fund these fees and out-of-pocket expenses by establishing from the net proceeds of this offering an initial reserve fund equal to at least 2 1/2% of the gross proceeds of this offering. The Managing General Partner will provide the Partnership with office space, facilities, equipment and personnel necessary to carry out its obligations.

     The Partnership will pay all expenses relating to its operations, fees and expenses of the Independent General Partners, expenses for legal, auditing and consulting services, costs of printing and mailing proxies and reports to Limited Partners, expenses of meetings of the Individual General Partners, custodian fees, portfolio transaction expenses, taxes, interest, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Partnership. The Individual General Partners are authorized to retain consultants for the Partnership and consultants may be utilized under special circumstances with respect to particular portfolio investments. Consulting fees, which must be approved by a majority of the Individual General Partners, may be paid by the Partnership to the Independent General Partners but will not be paid to Management or its affiliates.

     The Partnership estimates the annual operating expenses for the initial fiscal year of the Partnership as follows:

        Management Fee........................................................   $ 7,500-$37,500*
        Accounting............................................................            10,000
        Legal.................................................................            10,000
        Printing and Postage..................................................             3,000
        General Partner Compensation..........................................            12,000
        Miscellaneous.........................................................             4,000
                                                                                 ---------------
        Total.................................................................   $46,500-$76,500
                                                                                 ===============

------------------
    * The management fee will be an amount equal to 1.5% of the total assets of the Partnership as reflected in the most recent quarterly or annual balance sheet. In the event the minimum number of Units are sold and Capital Contributions total approximately $500,000, the annual fee will initially be approximately $7,500. In the event that the maximum Units are sold, the annual fee will initially be approximately $37,500. After the initial year, the receipt of the balance of the Subscription Price from the Limited Partners could in certain circumstances double the assets of the Partnership and the management fee proportionately.

     The Partnership intends initially to retain at least 2 1/2% of the offering proceeds in reserve to pay such operating expenses. See "Use of Proceeds." However, there can be no assurance that such reserve fund will be sufficient to pay the operating expenses of the Partnership. Because of the nature of the type of portfolio investments the Partnership intends to make, the Partnership may receive little, if any, income on an ongoing basis and may have to borrow funds to pay operating expenses. See "Risk and Other Important Factors -- Use of Leverage."

     Partners and personnel of Edward Jones, who may provide the Partnership with referrals which lead to investments by the Partnership may, in certain circumstances, be granted the right to invest in such investments on more favorable terms and conditions than those granted to the Partnership, subject to compliance with any applicable rules or regulations. Under no circumstances will the value of the preference exceed 10% of the Partnership's investment in the portfolio company. The Partnership does not believe that an exemptive order from the Securities and Exchange Commission is required in such circumstances.

     The General Partners will also receive distributions from the Partnership of Distributable Cash pursuant to the following schedule of distributions: 99% to the Limited Partners and 1% to the General Partners until such time as the Limited Partners have received in the aggregate cumulative distributions in an amount equal to their Capital Contributions. Thereafter, all such Distributable Cash will be distributed 100% to the General Partners until they have received any outstanding amounts previously deferred, as described below; then 90% to the Limited Partners and 10% to the General Partners (9% being a General Partner Distribution) until such time as the Limited Partners have received in the aggregate cumulative distributions in an amount equal to two times their

Capital Contributions; thereafter all such Distributable Cash will be distributed 80% to the Limited Partners and 20% to the General Partners (19% being a General Partner Distribution). Amounts otherwise distributable to the General Partners as General Partner Distributions will not be distributed to the General Partners (but will remain credited to their capital accounts) to the extent that such distribution would result in General Partners receiving cumulative General Partner distributions for capital gains in excess of 20% of the cumulative capital gains realized by the Partnership (net of realized capital losses and unrealized capital depreciation) but shall be deferred and payable as described above when such payment would not cause such result. The amount of additional Capital Contributions required on the Capital Call Date will determine the amount of aggregate Capital Contributions to be distributed to Limited Partners pursuant to the foregoing formula.

     The Partnership believes that the provisions of the Partnership Agreement and the Management Agreement setting forth the responsibilities of the Managing General Partner and governing allocations and distributions to the Managing General Partner comply with the Investment Advisers Act of 1940.

                             PORTFOLIO TRANSACTIONS

     Subject to policy established by the Individual General Partners, the Managing General Partner is responsible for the management of the Partnership's portfolio company investments and, pursuant to the Management Agreement, its investments in the money market securities.

     The portfolio company investments will typically be acquired in private transactions negotiated directly with the portfolio company or an affiliate thereof. The Managing General Partner will be responsible for conducting such negotiations on behalf of the Partnership.

     With respect to the execution of transactions in publicly traded securities, if any, the Managing General Partner will seek to obtain the best net results for the Partnership, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in purchasing a block of securities. While the Partnership will generally seek reasonably competitive commission rates, the Partnership will not necessarily pay the lowest commission or spread available. The market for securities of small and emerging growth companies in which the Partnership may invest will generally lack liquidity and transactions with respect thereto may involve greater efforts on the part of the broker or dealer than would be the case with more widely traded securities, with the result that such transactions may entail higher commissions or spreads than might otherwise be the case.

     The Partnership has no obligation to deal with any broker in the execution of transactions for its portfolio securities, including Edward Jones brokers and dealers, including Edward Jones, who provided supplemental investment research to the Managing General Partners, may receive orders for transactions by the Partnership.

     The securities of small and emerging growth companies will to a large extent be traded, if at all, only in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Partnership, where possible, expects to deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Partnership are prohibited from dealing with the Partnership as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Partnership, including Edward Jones, may not serve as the Partnership's dealer in connection with such transactions. However, affiliated persons of the Partnership, including Edward Jones, may serve as its broker in over-the-counter transactions conducted on an agency basis.

     In placing orders for money market securities, it will be the policy of the Managing General Partner to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Managing General Partner will generally seek reasonably competitive spreads or commissions, the Partnership will not necessarily be paying the lowest spread or commission available. Neither Edward Jones nor any of its affiliates may serve as the Partnership's dealer in connection with such transactions.

                         PRIOR INVESTMENT PARTNERSHIPS

     The Managing General Partner has sponsored and serves as the managing general partner of Community Investment Partners, L.P., a public limited partnership ("CIP I"), which first admitted limited partners in March 1990 and Community Investment Partners II, L.P., a public limited partnership ("CIP II"), which first admitted limited partners in November 1992 . The Prior Investment Partnerships were organized for the primary purpose of investing in companies or divisions thereof which the Managing General Partner believes offer long-term growth possibilities. The Prior Investment Partnerships thus have investment objectives similar to those of the Partnership. The Managing General Partner provides management, administrative and investment advisory services to the Prior Investment Partnerships.

     The Partnership will furnish, without charge, to each person to whom this Prospectus is delivered, upon request, a copy of the most recent Annual Reports on Form 10-K and Quarterly Reports on form 10-Q of the Prior Limited Partnerships filed with the Securities and Exchange Commission and for a reasonable fee the exhibits to such Forms. Requests should be addressed to Marilyn A. Gaffney, c/o Edward Jones, 12555 Manchester Road, St. Louis, Missouri 63131.

     CIP I commenced its public offering of 160,000 limited partnership interests on March 12, 1990 and held two closings, one on March 29, 1990 and one on May 8, 1990. Pursuant to the offering, CIP I sold 91,820 Units of limited partnership interest, or approximately 57% of the total number of Units offered, for an aggregate price of $2,295,500. The expenses of the offering, consisting only of organizational and offering expenses, totaled approximately $125,000, resulting in CIP I receiving approximately $2,113,112 in proceeds available for investment, net of a reserve of 2.5% of gross offering proceeds (or $57,388) to fund initial operating expenses. Together with $500,000 in capital contributions from the general partners, CIP I raised $2,613,112 in aggregate proceeds available for investment.

     CIP II commenced its public offering of 200,000 limited partnership interests on November 4, 1992 and held two closings, one on December 1, 1992 and the other on December 31, 1992. Pursuant to the offering, CIP II sold 111,410 Units of limited partnership interest, or approximately 56% of the total number of Units offered, for an aggregate price of $2,785,250. Investors in CIP II were required to pay one-half of the purchase price for the Units upon subscription for the Units and the balance of the purchase price on one or more subsequent capital call dates. As of December 31, 1992, CIP II had collected $1,392,625 of the aggregate purchase price of the Units. On September 15, 1994, CIP II collected an additional $1,362,625, the balance of the purchase price for Units, from the limited partners of CIP II. The expenses of the offering, consisting only of organizational and offering expenses, totaled approximately $183,000. CIP II received in the aggregate approximately $2,500,000 in proceeds available for investment (giving effect to the subsequent capital call), net of a reserve of 2.5% of gross offering proceeds (or $68,881) to fund initial operating expenses. Together with approximately $28,000 in aggregate capital contributions from the general partners, CIP II raised approximately $2,528,000 in aggregate proceeds available for investment.

                    SELECTED FINANCIAL INFORMATION FOR CIP I

SELECTED BALANCE SHEET AND INCOME STATEMENT INFORMATION (UNAUDITED)

     The following table sets forth selected Balance Sheet and Income Statement information concerning CIP I from its inception through 1996. Prospective investors will not acquire any interest in CIP I. In addition, investments made and investment results achieved by CIP I are not necessarily indicative of those that may be made or achieved by the Partnership. Differences between such investments and results may be material. Investors in the Partnership should not assume that they will experience returns, if any, comparable to those experienced by investors in CIP I. In addition, investors should note that CIP I pays no management fee to the Managing General Partner, in contrast to the Partnership, and that the General Partners in CIP I have a percentage interest that is at all time proportionate to their capital contributions, in contrast to the Partnership:

BALANCE SHEET:

                                                                  AS OF DECEMBER 31,
                               ----------------------------------------------------------------------------------------
                                  1996         1995         1994         1993         1992         1991         1990
                               ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net Assets...................  $2,413,382   $3,577,659   $3,221,998   $3,235,105   $4,270,686   $2,837,233   $2,877,762
Portfolio Investments........   2,341,691    3,217,156    3,075,566    3,051,309    4,025,971    1,609,113      650,300

INCOME STATEMENT:

                                                           FOR THE YEAR ENDED DECEMBER 31,
                               ----------------------------------------------------------------------------------------
                                  1996         1995         1994         1993         1992         1991         1990
                               ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net Income (Loss) before
  Unrealized Gains
  (Losses):..................  $1,645,082   $  575,891   $ (110,514)  $  374,346   $   67,174   $  518,571   $   82,262
Unrealized (Losses) Gains....    (652,959)     318,870       97,407     (765,827)   1,925,379           --           --
Net Income (Loss)............     992,123      894,761      (13,107)    (391,481)   1,992,553      518,571       82,262
Per Unit of Partnership
  Interest:
Net Asset Value..............       22.38        33.18        29.88        30.00        38.19        25.37        25.74
Net Income (Loss) before
  Unrealized Gains
  (Losses)...................       15.26         5.34        (1.02)        3.47          .60         4.64          .74
Unrealized (Losses) Gains....       (6.06)        2.96          .90        (7.10)       17.22           --           --
Net Income (Loss)............        9.20         8.30         (.12)       (3.63)       17.82         4.64          .74
Distribution.................       20.00         5.00           --         5.00         5.00         5.00           --

SCHEDULE OF PORTFOLIO DISPOSITIONS OF CIP I BY YEAR (UNAUDITED)

     As previously described on page 33 of this Prospectus, CIP I raised $2,613,112 in aggregate proceeds available for investment. The following schedule shows dispositions of CIP I's portfolio investments by year, which have resulted in a total realized gain of $3,301,999. The current portfolio holdings of CIP I are described in detail on page 36 of this Prospectus. As of June 30, 1997, the fair market value of CIP I's portfolio investments was $2,089,749.

     Prospective investors will not acquire any interest in CIP I. In addition, investments made and investment results achieved by CIP I are not necessarily indicative of those that may be made or achieved by the Partnership. Differences between such investments and results may be material. Investors in the Partnership should not assume that they will experience returns, if any, comparable to those experienced by investors in CIP I. In addition, investors should note that CIP I pays no management fee to the Managing General Partner, in contrast to the Partnership, and that the General Partners in CIP I have a percentage interest that is at all time proportionate to their capital contributions, in contrast to the Partnership:

-----------------------------------------------------------------------------------------------------------
       YEAR OF DISPOSITION/                                                                   REALIZED
         NAME OF COMPANY                 TYPE OF INVESTMENT           COST       PROCEEDS    GAIN/LOSS
-----------------------------------------------------------------------------------------------------------
 1991
  Orion Medical Services, Inc.              Common Stock           $  100,300   $  602,591   $  502,291
-----------------------------------------------------------------------------------------------------------
 1992
  Midland Detroit Tool, L.P.        Limited Partnership Interest      249,500      324,880       75,380
-----------------------------------------------------------------------------------------------------------
 1993
  Community Service Radio, Inc.          Convertible Notes            150,000      160,313       10,313
  Driehaus Small Capital Growth
     Fund                           Limited Partnership Interest      125,000      145,778       20,778
  Intermedia Communications of
     Florida                                Common Stock               58,800      327,524      268,724
-----------------------------------------------------------------------------------------------------------
 1994
  Guidance Technologies, Inc.               Common Stock               95,000           --      (95,000)
-----------------------------------------------------------------------------------------------------------
 1995
  PDT, Inc.                                 Common Stock               49,404      379,560      330,156
  Saztec International, Inc.                Common Stock               21,676        6,875      (14,801)
  Intermedia Communications of
     Florida                                Common Stock               45,200      253,026      207,826
  Citation Computers                        Common Stock               61,000      132,500       71,500
-----------------------------------------------------------------------------------------------------------
 1996
  Intermedia Communications of
     Florida                                Common Stock              126,000    1,005,563      879,563
  Citation Computers                        Common Stock              148,840      679,375      530,535
  Isolyser Company, Inc.                    Common Stock              206,349      443,750      237,401
-----------------------------------------------------------------------------------------------------------
 1997
  Intermedia Communications of
     Florida                                Common Stock               19,712      216,618      196,906
  Isolyser Company, Inc.                    Common Stock               38,200       26,874      (11,326)
  PDT, Inc.                                 Common Stock                9,294      101,047       91,753
-----------------------------------------------------------------------------------------------------------
 TOTALS                                                            $1,504,275   $4,806,274   $3,301,999
-----------------------------------------------------------------------------------------------------------

SELECTED ADDITIONAL INFORMATION CONCERNING INVESTMENTS BY CIP I (UNAUDITED)

     The following table sets forth selected additional information concerning investments by CIP I as of June 30, 1997. Prospective investors will not acquire any interest in CIP I. In addition, investments made and investment results achieved by CIP I are not necessarily indicative of those that may be made or achieved by the Partnership. Differences between such investments and results may be material. Investors in the Partnership should not assume that they will experience returns, if any, comparable to those experienced by investors in CIP
I. In addition, investors should note that CIP I pays no management fee to the Managing General Partner, in contrast to the Partnership, and that the General Partners in CIP I have a percentage interest that is at all time proportionate to their capital contributions, in contrast to the Partnership:

--------------------------------------------------------------------------------------------------------------------
                                                                                                      JUNE 30,
                                                                        INITIAL                      1997 FAIR
    PORTFOLIO COMPANY (BUSINESS)              INVESTMENT            INVESTMENT DATE       COST      MARKET VALUE
--------------------------------------------------------------------------------------------------------------------
 Saztec International, Inc.           108,400 shares of Common       June 7, 1990      $   78,324    $   23,713
 (Provides services for database      Stock
 construction and information
 conversion)
--------------------------------------------------------------------------------------------------------------------
 Intermedia Communications of         22,285 shares of Common        May 31, 1991          62,749       721,477
 Florida (Organized to install and    Stock
 provide private, dedicated
 telecommunications lines using
 fiber optic cable)
--------------------------------------------------------------------------------------------------------------------
 Innovation Medical Technologies,     5,769 shares of 6% Class A     July 26, 1991        149,994       149,994
 Inc. (Manufactures highly            Cumulative Convertible
 specialized medical instruments for  Preferred Stock
 use in ophthalmic surgery)
--------------------------------------------------------------------------------------------------------------------
                                      5,625 shares of Class B       March 11, 1992         90,000        90,000
                                      Convertible Preferred Stock
--------------------------------------------------------------------------------------------------------------------
                                      5% Term Notes, due December    September 30,         40,763        40,763
                                      31, 1997 and Warrants to           1992
                                      purchase 14,440 shares of
                                      Common Stock
--------------------------------------------------------------------------------------------------------------------
                                      5% Term Notes, due December    May 26, 1994          15,008        15,008
                                      31, 1997 and Warrants to
                                      purchase 2,800 shares of
                                      Common Stock
--------------------------------------------------------------------------------------------------------------------
 Citation Computers (Provides         16,480 shares of Common      October 31, 1991        40,410       140,080
 clinical laboratory information)     Stock
--------------------------------------------------------------------------------------------------------------------
 PDT, Inc. (Develops, manufactures    2,323.50 shares of Common      May 28, 1992           9,294        84,808
 and markets the drug devices used    Stock
 in Photodynamic Therapy)
--------------------------------------------------------------------------------------------------------------------
 Vision Partners, L.P. (Owns stock    Limited Partnership          October 19, 1992       450,000       450,000
 in Family Vision Center, Inc.,       Interests
 which operates leased optical
 departments in host stores)
--------------------------------------------------------------------------------------------------------------------
                                      Limited Partnership          December 1, 1993       124,965       124,965
                                      Interests
--------------------------------------------------------------------------------------------------------------------
 Isolyser Company, Inc. (Makes        91,563 shares of Common       August 30, 1996       350,063       248,941
 healthcare disposables from          Stock
 hot-water soluble polymer)
--------------------------------------------------------------------------------------------------------------------
                                      Total Funds Invested and Value at End of         $1,411,570    $2,089,749
                                      Period
--------------------------------------------------------------------------------------------------------------------

     The following describes certain events subsequent to June 30, 1997:

     On July 1, 1997, CIP I completed the following transactions: (i) sold 10,000 shares of Isolyser Company, Inc. resulting in a loss of $11,326 and (ii) sold 2,000 shares of Intermedia Communications of Florida resulting in a gain of $57,366.

     On July 15, 1997, CIP I sold the remainder of its investment in PDT, Inc., resulting in a gain of $91,753.

     On July 16, 1997, CIP I sold 2,000 shares of Intermedia Communications of Florida, resulting in a gain of $61,366.

     No assurance can be given that any of the remaining unliquidated investments of CIP I will be successful.

SELECTED INFORMATION CONCERNING OPERATING RESULTS OF CIP I (UNAUDITED)

     The following table sets forth certain information concerning the operating results of CIP I for the years ending December 31, 1996 and 1995. Prospective investors will not acquire any interest in CIP I. In addition, investments made and investment results achieved by CIP I are not necessarily indicative of those that may be made or achieved by the Partnership. Differences between such investments and results may be material. Investors in the Partnership should not assume that they will experience returns, if any, comparable to those experienced by investors in CIP I. In addition, investors should note that CIP I pays no management fee to the Managing General Partner, in contrast to the Partnership, and that the General Partners in CIP I have a percentage interest that is at all time proportionate to their capital contributions, in contrast to the Partnership:

                                                              1996          1995
                                                           -----------    ---------
Investment income......................................    $    11,486    $   8,282
Management and consulting fee income...................             --           --
Realized and Unrealized Gains (Losses) on
  Investments..........................................        994,539      913,551
Less: Operating expenses...............................         13,902       23,014
  Amortization of deferred organizational costs........             --        4,058
Net Income (Loss) -- GAAP Basis........................        992,123      894,761
Taxable Income
  -- from operations...................................        (23,943)     (31,475)
  -- from gain on sale.................................      1,660,436      570,611
Cash provided by operations............................      1,841,266      791,285
Cash (used) generated from financing activities........             --           --
Less: Cash distributions to investors from operating
  cash flow............................................     (2,156,400)    (539,100)
Cash (used) generated after cash distributions.........       (315,134)     252,185
TAX AND DISTRIBUTION DATA PER $1000 INVESTED
Federal Income Tax Results:
  Ordinary income from operations......................          (8.88)      (11.67)
  Capital gain.........................................         616.00       211.69
Cash Distributions.....................................         800.00       200.00
Amounts remaining invested in at the end of 1996
(expressed as a percentage of the amount originally
invested in portfolio companies)*......................             0%

------------------
* This percentage is based on the total dollar amount invested in portfolio companies as of December 31, 1996 compared to the total amount of capital received by CIP I. See "Selected Additional Information Concerning Investments by CIP I", above, with respect to investments and distributions subsequent to December 31, 1996.

                   SELECTED FINANCIAL INFORMATION FOR CIP II

SELECTED BALANCE SHEET AND INCOME STATEMENT INFORMATION (UNAUDITED)

     The following table sets forth selected Balance Sheet and Income Statement information concerning CIP II from its inception through 1996. Prospective investors will not acquire any interest in CIP II. In addition, investments made and investment results achieved by CIP II are not necessarily indicative of those that may be made or achieved by the Partnership. Differences between such investments and results may be material. Investors in the Partnership should not assume that they will experience returns, if any, comparable to those experienced by investors in CIP II.

BALANCE SHEET:

                                                                   AS OF DECEMBER 31,
                                             --------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                             ----------   ----------   ----------   ----------   ----------
Net Assets.................................  $1,982,725   $2,014,889   $2,645,511   $1,355,231   $1,403,625
Portfolio Investments......................   1,397,330      545,013    1,000,013      500,013           --

INCOME STATEMENT:

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                             ----------   ----------   ----------   ----------   ----------
Net Income (Loss):.........................  $  (32,164)  $ (630,622)  $  (86,345)  $  (48,394)  $   (3,000)
Per Unit of Partnership Interest:
Net Asset Value............................       17.62        17.91        23.50        12.04        12.47
Net Income (Loss)..........................        (.29)       (5.60)        (.77)        (.43)        (.03)
Distribution...............................          --           --           --           --           --

SCHEDULE OF PORTFOLIO DISPOSITIONS OF CIP II BY YEAR (UNAUDITED)

     As previously described on page 33 of this Prospectus, CIP II raised approximately $2,528,000 in aggregate proceeds available for investment. The following schedule shows dispositions of CIP II's portfolio investments by year, which have resulted in an aggregate loss of ($89,578). The current portfolio holdings of CIP II are described in detail on page 39 of this Prospectus. As of June 30, 1997 the fair market value of CIP II's portfolio investments was $1,541,649.

     Prospective investors will not acquire any interest in CIP II. In addition, investments made and investment results achieved by CIP II are not necessarily indicative of those that may be made or achieved by the Partnership. Differences between such investments and results may be material. Investors in the Partnership should not assume that they will experience returns, if any, comparable to those experienced by investors in CIP II.

-----------------------------------------------------------------------------------------------------------
       YEAR OF DISPOSITION/                                                                   REALIZED
         NAME OF COMPANY                 TYPE OF INVESTMENT           COST       PROCEEDS    GAIN/LOSS
-----------------------------------------------------------------------------------------------------------
 1995
                                          Common Stock and
  West End Soda                           Preferred Stock          $  600,000           --   $ (600,000)
-----------------------------------------------------------------------------------------------------------
 1997
                                         Class A cumulative
  Houghton Acquisition Corporation   redeemable Preferred Stock       200,013      710,435      510,422
-----------------------------------------------------------------------------------------------------------
 TOTALS                                                            $  800,013   $  710,435   $  (89,578)
-----------------------------------------------------------------------------------------------------------

SELECTED ADDITIONAL INFORMATION CONCERNING INVESTMENT BY CIP II (UNAUDITED)

     The following table sets forth selected additional information concerning investments by CIP II as of June 30, 1997. Prospective investors will not acquire any interest in CIP II. In addition, investments made and investment results achieved by CIP II are not necessarily indicative of those that may be made or achieved by the Partnership. Differences between such investments and results may be material. Investors in the Partnership should not assume that they will experience returns, if any, comparable to those experienced by investors in CIP II.

--------------------------------------------------------------------------------------------------------------------
                                                                                                      JUNE 30,
                                                                         INITIAL                     1997 FAIR
    PORTFOLIO COMPANY (BUSINESS)               INVESTMENT            INVESTMENT DATE      COST      MARKET VALUE
--------------------------------------------------------------------------------------------------------------------
 Houghton Acquisition Corporation      8% Convertible Promissory     January 2, 1997   $   77,400    $   77,400
 (Organized for the purpose of         Note due 1/2/99
 acquiring Hutchinson Foundry
 Products, Inc.)
--------------------------------------------------------------------------------------------------------------------
                                       Contingent EBITDA             January 2, 1997            0             0
                                       Promissory Note
--------------------------------------------------------------------------------------------------------------------
 Global Surgical Corporation (Formed   3,000 shares of Common       January 31, 1994      300,000       300,000
 to acquire the Urban Microscope       Stock
 Division and the Surgical Mechanical
 Research subsidiary of Storz
 Medical)
--------------------------------------------------------------------------------------------------------------------
                                       7% Promissory Note, due        June 30, 1995        45,000        45,000
                                       6/29/00
--------------------------------------------------------------------------------------------------------------------
                                       7% Promissory Note, due      January 26, 1996       67,500        67,500
                                       1/25/01
--------------------------------------------------------------------------------------------------------------------
 Computer Motion, Inc. (Develops and   Prime + 1% Term Note, due       May 3, 1996        125,000       125,000
 supplies medical robotics)            10/31/98
--------------------------------------------------------------------------------------------------------------------
                                       78,947.5 warrants,             June 26, 1997             8             8
                                       exercisable for 7 years
                                       from issuance at $2.37 per
                                       warrant
--------------------------------------------------------------------------------------------------------------------
                                       25,000 shares of Series E    September 9, 1996     125,000       125,000
                                       Preferred Stock convertible
                                       into 31,250 shares of
                                       Common Stock
--------------------------------------------------------------------------------------------------------------------
                                       31,250 warrants,             September 9, 1996         250           250
                                       exercisable at $4.00 per
                                       warrant
--------------------------------------------------------------------------------------------------------------------
 FCOA Acquisition Corporation (d/b/a   26,063 Common Shares           July 30, 1996       249,865       151,491
 Factory Card Outlet) (A chain of
 greeting card/party stores which
 offer a full line of products at
 everyday value prices)
--------------------------------------------------------------------------------------------------------------------
 Permalok Corporation (Develops and    25,000 shares of               September 24,       200,000       200,000
 sells steel pipe joining system to    Convertible Preferred Stock        1996
 the domestic underground utility
 construction industry)
--------------------------------------------------------------------------------------------------------------------
 Stereotaxis, Inc. (Develops and       138,889 shares of Preferred  December 30, 1996     100,000       100,000
 markets a system by which surgery     Stock
 can be conducted remotely using
 computer controlled magnets)
--------------------------------------------------------------------------------------------------------------------
 Medical Device Alliance, Inc.         20,000 shares of Common      January 24, 1997      100,000       100,000
 (Specializes in the development,      Stock
 manufacture and marketing of devices
 for ultrasound-assisted lipoplasty)
--------------------------------------------------------------------------------------------------------------------
 Online Resources & Communications     8% Promissory Note, due       March 17, 1997       150,000       150,000
 Corporation (Provides a variety of    8/31/97 and Warrants to
 interactive banking and financial     purchase 20,000 shares of
 services to end-users and corporate   Common Stock, expiring
 customers in the banking and          1/31/04
 financial services industry)
--------------------------------------------------------------------------------------------------------------------
 Advanced UroScience, Inc.             25,000 shares of Series A      April 7, 1997       100,000       100,000
 (Developing Acyst, an injectable      Preferred Stock
 bulking agent, for the treatment of
 stress urinary incontinence)
--------------------------------------------------------------------------------------------------------------------
                                       Total Funds Invested and Value at End of        $1,640,023    $1,541,649
                                       Period
--------------------------------------------------------------------------------------------------------------------

     As of the date hereof, no material events have occurred subsequent to June 30, 1997.

     No assurance can be given that any of the remaining unliquidated investments of CIP II will be successful.

SELECTED INFORMATION CONCERNING OPERATING RESULTS OF CIP II (UNAUDITED)

     The following table sets forth certain information concerning the operating results of CIP II for the years ending December 31, 1996 and 1995. Prospective investors will not acquire any interest in CIP II. In addition, investments made and investment results achieved by CIP II are not necessarily indicative of those that may be made or achieved by the Partnership. Differences between such investments and results may be material. Investors in the Partnership should not assume that they will experience returns, if any, comparable to those experienced by investors in CIP II.

                                                              1996         1995
                                                            ---------    ---------
Investment income.......................................    $  83,635    $  79,868
Management and consulting fee income....................           --           --
Realized and Unrealized Gains (Losses) on Investments...      (15,298)    (600,000)
Less: Operating expenses................................       63,817       73,807
  Amortization of deferred organizational costs.........       36,684       36,683
Net Income (Loss) -- GAAP Basis.........................      (32,164)    (630,622)
Taxable Income
  -- from operations....................................       19,348     (128,341)
  -- from gain on sale..................................            0            0
Cash (used) from operations.............................     (858,498)    (134,145)
Cash (used) generated from financing activities.........           --           --
Less: Cash distributions to investors from operating
  cash flow.............................................           --           --
Cash (used) after cash distributions....................     (858,498)    (134,145)
TAX AND DISTRIBUTION DATA PER $1000 INVESTED
Federal Income Tax Results:
  Ordinary income from operations.......................         6.97       (46.24)
  Capital gain..........................................            0            0
Cash Distributions......................................           --           --
Amounts remaining invested in at the end of 1996
(expressed as a percentage of the amount originally
invested in portfolio companies)........................          100%

------------------
* This percentage is based on the total dollar amount invested in portfolio companies as of December 31, 1996 compared to the total amount of capital received by CIP II. See "Selected Additional Information Concerning Investments by CIP II", above, with respect to investments and distributions subsequent to December 31, 1996.

     INVESTORS SHOULD BE AWARE THAT ALTHOUGH THE PARTNERSHIP'S INVESTMENT OBJECTIVES AND STRATEGIES ARE SIMILAR TO THOSE OF THE PRIOR LIMITED PARTNERSHIPS, THE RESPECTIVE TRACK RECORDS OF THE PRIOR LIMITED PARTNERSHIPS ARE RELEVANT ONLY AS TO A DETERMINATION OF THE EXPERIENCE OF THE MANAGING GENERAL PARTNER, AND IS NOT NECESSARILY INDICATIVE OF THE RESULTS THAT SHOULD BE ANTICIPATED FROM AN INVESTMENT IN THE PARTNERSHIP.

                   PARTNERSHIP DISTRIBUTIONS AND ALLOCATIONS

DISTRIBUTIONS

     Until such time as the Limited Partners have received in the aggregate cumulative distributions in an amount equal to their Capital Contributions (up to $25 per Unit), all Distributable Cash will be distributed to the Partners in the ratio of 99% to the Limited Partners in proportion to their Capital Contributions and 1% to the General Partners. Thereafter, all such Distributable Cash will be distributed 100% to the General Partners until they have received any outstanding amounts previously deferred, as described below; then 90% to the Limited Partners (in proportion to their Capital Contributions) and 10% to the General Partners (9% being a General Partner Distribution) until such time as the Limited Partners have received in the aggregate cumulative distributions in an amount equal to twice the amount of their Capital Contributions, at which time all Distributable Cash will be distributed 80% to the Limited Partners (in proportion to their Capital Contributions) and 20% to the General Partners (19% being a General Partner Distribution). Amounts otherwise distributable to the General Partners as General Partner Distributions will not be distributed to the General Partners (but will remain credited to their capital accounts) to the extent that such distribution would result in General Partners receiving cumulative General Partner Distributions from capital gains in excess of 20% of the cumulative capital gains realized by the Partnership (net of realized capital losses and unrealized capital depreciation) but shall be deferred and payable as described above when such payment would not cause such results. The amount of additional Capital Contributions required on the Capital Call Date will determine the amount of aggregate Capital Contributions to be distributed to Limited Partners pursuant to the foregoing formula.

     It is the intent of the General Partners that all distributions will be distributed in the above 99%/1% ratio until such time as the Limited Partners have received in the aggregate cumulative distributions in an amount equal to their respective Subscription Prices. To this end, the General Partners have the authority in their reasonable discretion to amend the Partnership Agreement or adjust the cash distributions to reflect this intent, without the consent of the Limited Partners.

     When excess cash, if any, becomes available, it is the Partnership's intent to make distributions on an annual basis. It is not anticipated that any investments will be sold until the later years of the Partnership. See "Investment Objective and Policies." The Managing General Partner may not reinvest the proceeds realized from the sale of portfolio company investments except in connection with the follow-on investments, to reduce borrowings incurred to make follow-on investments or to make investments to meet applicable regulatory requirements as to the composition of the Partnership's portfolio. To the extent the Partnership incurs certain indebtedness, the Investment Company Act prohibits distributions to Partners unless the asset coverage ratio is at least 200% at the time of the distribution. See "Regulation."

     If any of the Partnership's funds available for investment (excluding committed funds and amounts held in reserve) are not invested in portfolio company investments within two years of the date such funds were received by the Partnership (at a Closing or the Capital Call Date, as the case may be), the Partnership will distribute such excess funds together with interest, if any, actually earned thereon to the Partners as a return of capital on the same basis as the Distributable Cash. In addition, the Partnership intends to invest at least 65% of the total assets received by the Partnership as Capital Contributions in securities of portfolio companies pursuant to the investment objectives herein within two years of the Partnership's last Closing Date and, in the case of Capital Contributions received by the Partnership at the Capital Call Date, will invest at least 65% in such portfolio companies within two years of receipt by the Partnership of Capital Contributions at the Capital Call Date. In each case, if such 65% level of portfolio company investment is not achieved within said two-year period, the Partnership will distribute that amount of assets required to reach the 65% level as a return of capital on the same basis as Distributable Cash.

     In the event of an interim Closing (See "Offering and Sale of Units"), any distributions of net interest or income earned prior to the final Closing will be made among Partners admitted as of the time such income or interest was earned in a manner so that the Capital Accounts of all Limited Partners are equal; that is, investors who are admitted at the final Closing will not be distributed any income earned prior thereto.

     In rare instances, the Partnership may also make in-kind distributions of its portfolio securities in such amounts and at such times as the Individual General Partners shall determine; provided, however, that such securities must be marketable on a securities exchange and must be distributed into and through a liquidating trust. The sale of such securities by Limited Partners will probably be limited by market factors or regulatory restrictions and Limited Partners may incur additional expenses in disposing of such securities, which expense may take the form of a discount on the sales price of the security.

     In addition to the distributions provided for above, to the extent the per Unit Capital Accounts of Limited Partners whose Units were purchased at different Closings differ in amount, the Partnership may, but is not required to, make one or more special cash distributions to certain Partners so as to equalize the per Unit Capital Accounts of all Limited partners for allocation and distribution purposes.

     As soon after the date of termination of the Partnership as practicable, the Partners will receive a liquidating distribution of the remaining assets of the Partnership based upon their allocable shares thereof, provided that if the General Partners have received cumulative General Partner Distributions in excess of the permitted amounts (described above), the General Partners shall be obligated to return any excess amount to the Partnership for distribution as described above. On final distribution, any such excess deferred will be distributed to the Partners in proportion to their Capital Contributions.

ANNUAL ALLOCATION OF PROFITS AND LOSSES

     The following is only a general summary of the allocations of the Partnership's Profits and Losses. It does not include all of the provisions dealing with allocations. Prospective investors should refer to Article Four of the Partnership Agreement for a complete statement of allocations of Profits and Losses.

     The Profits and Losses of the Partnership will be determined and allocated as of the end of, and within sixty days after the end of, each calendar year.

     Except as otherwise provided in Section 4.2.3 of the Partnership Agreement, all Profits and Losses of the Partnership shall be allocated as follows:

          (i) Losses of the Partnership will be allocated among the Partners as follows:

             (a) First, to those Partners in an amount equal to any Profits that were allocated to the Partners pursuant to subparagraph (ii)(d) below in the same ratio as such prior allocations of Profits taking into account all prior and contemporaneous allocations of Losses pursuant to this subparagraph (i)(a),

             (b) Second, to those Partners in an amount equal to any Profits that were allocated to the Partners pursuant to subparagraph (ii)(c) below in the same ratio as such prior allocations of Profits taking into account all prior and contemporaneous allocations of Losses pursuant to this subparagraph (i)(b), and

             (c) Third, 99% to the Limited Partners in proportion to their Capital Contributions and 1% to the General Partners, provided, however, if any such allocation of Losses would reduce any Partner's Capital Account below zero or would increase the negative balance in such Partner's Capital Account at a time when another Partner has a positive capital account, determined after taking into account all prior and contemporaneous allocations of income, gain, loss, deduction or credit and as determined at the close of the taxable year in respect of which such Losses are to be allocated, such excess Losses will be allocated as follows:

                (1) First, to those Partners with positive Capital Accounts in proportion to their positive Capital Accounts until no Partner shall have a positive capital account, and

                (2) Second, any remaining Losses will be allocated to the Partners in accordance with the manner in which such Partners bear the economic risk of loss.

          (ii) Profits of the Partnership will be allocated among the Partners, as follows:

             (a) First, pro rata to the Partners in proportion to their deficit Capital Account balances, in an amount equal to the sum of the deficit Capital Account balances,

             (b) Second, 99% to the Limited Partners in proportion to their Capital Contributions and 1% to the General Partners in an amount sufficient to cause their Capital Accounts to equal their Adjusted Capital Contributions,

             (c) Third, 90% to the Limited Partners in proportion to their Capital Contributions and 10% to the General Partners in an amount sufficient to cause their Capital Accounts to equal an amount equal to
        (i) two times their Capital Contributions less (ii) cumulative distributions pursuant to paragraph 4.1 and 9.2.2 of the Partnership Agreement,

             (d) Fourth, 80% to the Limited Partners in proportion to their Capital Contributions and 20% to the General Partners.

     In the event of an interim Closing, net interest or income earned prior to the final Closing will be allocated among those Partners admitted as of the time such interest or income was earned. All unrealized gains and losses at the termination of the Partnership will be deemed realized at the time. Unrealized gains or losses attributable to any securities distributed in kind to Partners will be deemed realized upon such distribution.

ALLOCATION AND DISTRIBUTIONS UPON TRANSFER OF UNITS BY LIMITED PARTNERS

     All Profits and Losses allocated to the holders of Units will be allocated to the persons who held such Units as of last day of the month for which the allocation is made or such other allocation method as permitted under the Internal Revenue Code of 1986, as amended (e.g., a mid-month convention). See "Taxation--Allocation of Income and Loss." All cash distributions to the holders of Units will be made to the persons who held such Units as of the last day of the month preceding the month in which the distribution is made. For these purposes, a permitted assignee of a Unit will be treated as having been assigned such Unit on the first day of the month following the month in which notification of the sale, assignment or transfer is filed with the Partnership.

                            TRANSFERABILITY OF UNITS

GENERAL

     Limited Partners' interests in the Partnership will be recorded in the books and records of the Partnership as provided by Missouri law. No assignment by a Limited Partner of his, her or its interest in the Partnership will be effective except to the extent made in accordance with the provisions of the Partnership Agreement. Except for certain gratuitous transfers and transfers incident to divorce, no sale, transfer or assignment of a Limited Partner's Units may be made without the consent of the Managing General Partner, which consent will not be unreasonably withheld. "Assign" shall mean, with respect to an Interest or Unit or any part thereof, to offer, sell, exchange, assign, transfer, redeem, give or otherwise dispose of, whether voluntarily or by operation of law.

     Subject to the requirements described herein, Units will be transferable upon submission to the Managing General Partner, for its review and acceptance, of duly executed transfer documentation in form and substance acceptable to the Managing General Partner. In connection with any transfer, the transferor must provide an instrument of assignment and notification of transfer in the form provided by the Managing General Partner. Each transferor will be required to represent to the Managing General Partner (and provide other documentation satisfactory in form and substance to the Managing General Partner) that such transfer was not effected through a broker-dealer or matching agent which makes a market in Units or which provides a readily available regular and ongoing opportunity to Unitholders to sell or exchange their Units through a public means of obtaining or providing information of offers to buy, sell or exchange Units. In the case of the transfer of any Unit, the Managing General Partner must determine that such transfer will not, by itself or together with any other transfers, increase the risk of the Partnership's being classified as a publicly traded partnership. A transferor will not be required to make the representations described above if he, she or it represents that the transfer is effected through an agent whose procedures have been approved by the Managing General Partner as consistent with the requirements for avoiding classification as a publicly traded partnership.

     There is not now any market for Units, and there are restrictions in the Partnership Agreement intended to prevent the formation or existence of a public market. See "Restrictions" below. The ability of a market to develop will be limited by restrictions on trading provided in the Partnership Agreement for the purpose of preventing the Partnership from being reclassified as a publicly traded partnership taxable as a corporation. See "Taxation--Classification as a Partnership." Limited Partners therefore may not be able to liquidate their investment in the Partnership in the event of an emergency or for any other reason. Moreover, the lack of a public market likely will limit the price for which a Limited Partner would be able to sell his, her or its Units. Accurate information as to the actual market value of a Unit on any given date may not be available. The Managing General Partner does not intend to redeem or repurchase Units. Accordingly, Limited Partners deciding to sell their Units may have to arrange for such sales themselves.

     The sale, transfer or assignment of a Partnership interest may result in adverse income tax consequences to the transferor. Limited Partners are advised to consult their tax advisors prior to any such transfer. See "Taxation--Sale of Units by Partners."

     Each Limited Partner may be obligated to pay all reasonable expenses, including attorneys' fees, incurred by the Partnership in connection with the assignment of a Unit or the substitution of any assignee as a Limited Partner, whether or not the Managing Partner consents to such assignment or substitution. In addition, each Limited Partner and assignee will be obligated to indemnify the Partnership, the General Partners and each Limited Partner from any expenses, including attorneys' fees, incurred in connection with any action, suit or proceeding arising from any actual or alleged misrepresentation or misstatement in connection with any assignment by such Limited Partner or assignee or admission of a substituted Limited Partner. Any such liability shall extend only to misrepresentations or misstatements by the Limited Partner or Assignee him or herself and not to misrepresentations or misstatements made by any other party.

RESTRICTIONS

     No sale, assignment or transfer that would result in the transferor or any transferee holding less than one Unit will be recognized for any purpose. In no event may any Units be sold, transferred or assigned to a minor or incompetent, except in trust, pursuant to the Uniform Gifts to Minors Act or by will or by intestate succession, or to a person who is a market maker in securities unless such person certifies that it is purchasing the Units solely for investment purposes and not for resale. Any sale, assignment or transfer of an interest in the Partnership to a person who makes a market in securities will be void ab initio unless such person certifies to the Managing General Partner that it has acquired such interest solely for investment purposes and not for the purpose of resale. Except for transfers by will or intestate succession, in no event may all or any part of a Unit be sold, transferred or assigned to a non-U.S. citizen or resident.

     No sale, transfer or assignment of an interest in the Partnership will be recognized or effective if such sale, transfer or assignment, together with all other such transfers on the books of the Partnership during the immediately preceding 12-month period, would result in the transfer of 50% or more of the Units. See "Taxation--Liquidation of Partnership; Termination." In addition, the Managing General Partner may in its sole determination, comply with the terms of a safe harbor limitation from classification as a publicly traded partnership which would impose more restrictive numerical limitations on the number of Units transferred. One safe harbor under current law would restrict transfers (except for certain exempt transfers) of 5% or more Units during the same taxable year.

     The Individual General Partners have the authority, without the consent of the Limited Partners, to amend the transferability provisions of the Partnership Agreement, in their reasonable discretion, in such manner as may be necessary or desirable to preserve the tax status of the Partnership.

     The Partnership will also require that each transferee of an interest in the Partnership, as a condition to becoming a Limited Partner, certify that such transferee satisfies the suitability standards generally applicable to investors in the initial offering of Units pursuant to this Prospectus and that if such transferee is either a Limited Partner or is a partner or employee of Edward Jones or one of its affiliates, that he or she is acquiring the Units for investment and not with a view to the distribution thereof. See "Investor Suitability Standards."

     In connection with any sale, transfer or assignment, the Managing General Partner may, in its discretion, require an opinion of the Partnership's counsel satisfactory in form and substance to the Managing General

Partner that such sale, transfer or assignment would not result in a termination of the Partnership for purposes of Section 708 of the Internal Revenue Code of 1986, as amended, cause the Partnership to lose its status as a partnership or to be classified as a publicly traded partnership and be taxable as a corporation for federal income tax purposes or violate any federal securities laws or any state securities or "blue sky" laws, including investor suitability standards thereunder.

ASSIGNEES

     The assignee of a Unit in the Partnership does not become a Limited Partner by virtue of such assignment, and obtains no rights (including no voting rights or rights to Partnership reports or other information), except as provided below under "Substituted Limited Partners") other than the right to receive distributions from the Partnership and allocations of the income, gains or losses of the Partnership. A purported sale, assignment or transfer of a Limited Partner's Units which has been approved by the Managing General Partner will be recognized by the Partnership when it has received written notice of such sale, assignment or transfer in form and substance satisfactory to it, signed by both parties, containing the purchaser's, transferee's or assignee's assumption of all the liabilities and obligations of the assignor under the Partnership Agreement and acceptance of the terms of the Partnership Agreement, and a representation by the parties that the sale, transfer or assignment was lawful. Such sale, transfer or assignment will be effective as of the first day of the month following the month in which such notice is filed with the Partnership and is recognized. The assignee of Units who does not become a Limited Partner and desires to make a further assignment of such Units is subject to all of the restrictions on transferability of Units described in this Prospectus and the Partnership Agreement. In the event of death, adjudication of incompetence or bankruptcy of a Limited Partner, his, her or its legal representatives will have all the rights of a Limited Partner for the purpose of settling or managing his, her or its interest in the Partnership and to join with such assignee in satisfying conditions precedent to such assignee's becoming a Substituted Limited Partner. Units may only be transferred to transferees who represent that they satisfy the investor suitability standards generally applicable to purchasers of Units pursuant to this Prospectus. See "Investor Suitability Standards."

SUBSTITUTED LIMITED PARTNERS

     No Limited Partner has the right to substitute an assignee as a Limited Partner in his, her or its place. The Managing General Partner has the right in its sole discretion to permit an assignee to become a substituted Limited Partner, and any such consent by the Managing General Partner is binding and conclusive without the consent or approval of any Limited Partner. In any event, such consent shall be given only if the assignee executes and acknowledges such instruments as the Managing General Partner deems necessary or desirable to give effect to such substitution. The substituted Limited Partner shall pay all reasonable expenses, including attorneys' fees, incurred by the Partnership in connection with such substitution of the Limited Partner.

     If a Limited Partner assigns his Units in a manner which is effective under the Partnership Agreement, the Managing General Partner will either promptly consent to take all necessary actions to insure that such assignee shall become a substituted Limited Partner or, if such consent is withheld, the Managing General Partner shall exercise the voting rights under the Investment Company Act of 1940 in accordance with the written instructions of the assignee.

                      SUMMARY OF THE PARTNERSHIP AGREEMENT

     The rights and obligations of the Partners will be governed by the Partnership Agreement, a form of which is included as Exhibit A to this Prospectus. It is recommended that each prospective purchaser read the Partnership Agreement in its entirety.

     Certain provisions of the Partnership Agreement have been described elsewhere in this Prospectus. With regard to the management of the Partnership and the fees and payments to be made to the Managing General Partner and its affiliates, see "Management" and "Management Compensation and Other Expenses"; with regard to various transactions by and relationships of the Partnership with the Managing General Partner and its affiliates, see "Conflicts of Interest" and "Management"; with regard to the transfer of Units, see "Transferability of Units"; with regard to the distribution and allocation of profits and losses, see "Partnership Distributions and Allocations"; and with regard to reports to be made to the Limited Partners, see "Reports."

     The following is a summary of certain portions of the Partnership Agreement which are not described elsewhere in this Prospectus. All statements made below and elsewhere in this Prospectus relating to the Partnership Agreement are qualified in their entirety by reference to the Partnership Agreement.

PARTNERSHIP CAPITAL

     General. No Partner will be entitled to interest on any capital contribution to the Partnership or on such Partner's Capital Account. Except as otherwise provided in the Partnership Agreement, no Partner has the right to withdraw, or to receive any return of, his capital contribution.

     Additional Capital Contributions. The Managing General Partner is authorized to admit Limited Partners to the Partnership in the manner and subject to the conditions set forth in this Prospectus. No Limited Partner, as such, will be required or authorized to make any capital contributions to the Partnership other than the amount of his, her or its Subscription Price for such Limited Partner's Units, which Subscription Price is required to be paid one-half upon subscription for the Units and all or part of the balance on the Capital Call Date. Any Partner's failure to contribute all or such part of the balance of his, her or its Subscription Price as is required will result in the transfer of twenty percent (20%) of his, her or its Capital Contribution to the other Partners, effective as of the Capital Call Date, which will have the effect of reducing such Defaulting Partner's interest and Units in the Partnership by sixty percent (60%), as more fully set forth in paragraph 3.3.3 of the Partnership Agreement (or proportionate lesser percentages in the case of additional Capital Contributions less than the entire remaining balance of the Subscription Price). The portion of the Defaulting Partner's Capital Contribution transferred to the non-defaulting Partners will be deemed a Capital Contribution by such non-defaulting Partners on a pro rata basis in proportion to their Capital Contributions and will proportionately increase such non-defaulting Partners' interests and Units in the Partnership. Such transfer will constitute the sole and exclusive remedy of the Partnership and the other Partners for any such default in making additional Capital Contributions by an investor.

     See, also, "Liability of Partners to Third Parties" below and "Risk and Other Important Factors -- Repayment of Certain Distributions." Under the Partnership Agreement, the General Partners are obligated to make Capital Contributions to the Partnership equal to one percent of the aggregate Capital Contributions of all Partners. See "Management -- General Partners -- The Managing General Partner."

THE GENERAL PARTNERS

     Term and Election. The General Partners will consist of the Individual General Partners and the Managing General Partner. See "Management." General Partners will hold office until their resignation or removal pursuant to the terms of the Partnership Agreement or until a successor has been elected at any meeting of the Individual General Partners, in the case of an Individual General Partner, or of Limited Partners in the case of any General Partner. See "-- Withdrawal or Removal of the General Partners" below. The Limited Partners may elect a successor to a removed General Partner as of the effective date of such removal by the written consent or affirmative vote of a majority-in-interest of the Limited Partners (subject to the condition described under "Voting Rights of Limited Partners -- Limitations on Voting Rights" below).

     The number of Individual General Partners will be fixed from time to time by the Individual General Partners then in office. However, the number of Individual General Partners will not, except prior to the initial public offering of Units, be less than two or more than six. A majority of the General Partners will at all times be Independent General Partners. If at any time the number of Independent General Partners is less than a majority of the General Partners, the Individual General Partners will, within 90 days thereafter, designate one or more successor Independent General Partners so as to restore the number of Independent General Partners to a majority of the General Partners. Any General Partner will hold office until his resignation, incapacity or removal or until his successor has been elected at any meeting of Limited Partners. See, however, "-- Voting Rights of Limited Partners -- Meetings" below. In the event that no Individual General Partners remain, the Managing General

Partners will, within 90 days, call a meeting of Limited Partners for the purpose of electing Individual General Partners.

     Authority. The Individual General Partners will have exclusive management and control of the business of the Partnership, and will have the authority, on behalf of the Partnership, to do all things which, in their sole judgment, are necessary or appropriate to carry out their duties, except as the Partnership Agreement may expressly limit such powers. Subject to the supervision of the Individual General Partners, the Managing General Partner will have exclusive power and authority, among other things, to manage and control the portfolio company investments of the Partnership, including, but not limited to, the power to make all decisions regarding the Partnership's portfolio company investments and to find, evaluate, structure, approve, monitor and liquidate, upon dissolution or otherwise, such investments and provide, or arrange for the provision of, managerial assistance to those companies in which the Partnership invests.

WITHDRAWAL OR REMOVAL OF THE GENERAL PARTNERS

     An Individual General Partner may voluntarily resign or withdraw from the Partnership, at any time, in his discretion, upon 60 days written notice to the other General Partners; provided however, that if such registration or withdrawal is likely to cause the Partnership to lose its partnership tax classification, at least one (1) year's prior written notice is required. Upon such resignation or withdrawal (other than by means of the assignment of his general partner interest to a substituted general partner in exchange for compensation therefor), the Partnership will pay to the withdrawing Individual General Partner an amount equal to the lesser of his capital contribution (as reduced by any prior returns of capital) or the fair value of his general partner interest in the Partnership.

     The Managing General Partner may voluntarily resign or withdraw from the Partnership at any time, in its discretion, but only in compliance with the following: (i) the General Partner provides 60 days written notice to all Partners; and (ii) a majority-in-interest of the Limited Partners consent to the appointment of the successor. Upon such resignation or withdrawal (other than by means of the assignment of its general partner interest to a substituted general partner in exchange for compensation therefor), the Partnership will pay to the withdrawing Managing General Partner an amount equal to the lesser of its capital contribution (as reduced by any prior returns of capital) or the fair value of its general partner interest in the Partnership.

     The Managing General Partner may, without the approval of any Partner, substitute in its stead as Managing General Partner any person that has, by merger, consolidation or otherwise, acquired all of its assets and continued its business at the time of the dissolution or succession of the Managing General Partner.

     The Partnership Agreement provides that the Individual General Partners may be removed either (i) for cause by the action of at least two-thirds of the remaining Individual General Partners, (ii) by failure to be re-elected by the Limited Partners at any meeting of the Limited Partners called for the purpose of electing Individual General Partners (see, however, "-- Voting Rights of Limited Partners -- Meetings" below), or (iii) with the consent of a majority-in-interest of the Limited Partners. The Managing General Partner may be removed either (i) by a majority of the Independent General Partners, (ii) by failure to be re-elected by the Limited Partners at any meeting of the Limited Partners called for the purpose of electing the Managing General Partner (see, however, "-- Voting Rights of Limited Partners -- Meetings" below), or (iii) with the consent of a majority-in-interest of the Limited Partners.

     Upon the removal of a General Partner, the investments of the Partnership will be appraised and the removed General Partner will receive a final allocation of Profits and Losses. If the removed General Partner's Capital Account has a positive balance after such allocation, the Partnership will promptly deliver a promissory note in the principal amount equal to the excess of the positive Capital Account over such Partner's Capital Contribution, bearing interest at the prime rate and payable from any available cash before distribution to Partners. If such allocation is not permissible under the Investment Advisers Act, the interest of the General Partner will convert to that of a Limited Partner.

AMENDMENT OF PARTNERSHIP AGREEMENT

     Amendments to the Partnership Agreement may be proposed by the Individual General Partners or by Limited Partners owning 10% or more of the Units. The Individual General Partners are not required to submit any proposed amendment to the Limited Partners for consideration if the Individual General Partners have received written approval to such amendment from Limited Partners holding the requisite percentage interest required to approve the proposed amendment. Proposed amendments (other than described below) must be approved by holders of at least a majority-in-interest. Paragraph 10.2.1 of the Partnership Agreement sets forth those amendments which cannot be adopted without the approval of each Partner affected thereby. See, however, "-- Voting Rights of Limited Partners -- Limitations on Voting Rights" below.

     The Individual General Partners may make amendments to the Partnership Agreement without the consent of the Partners to the extent set forth in paragraph 10.2.2 thereof.

     So long as the Partnership is a business development company subject to the provisions of the Investment Company Act, the Individual General Partners are required to amend the Partnership Agreement to reflect any matters that the Investment Company Act requires to be approved or disapproved by the Limited Partners and will propose such amendment to the Limited Partners.

VOTING RIGHTS OF LIMITED PARTNERS

GENERAL

     The Limited Partners cannot participate in the management or control of the Partnership. However, the Partnership Agreement provides that, subject to certain conditions described below, the Limited Partners may approve certain Partnership matters. Upon notification to the Individual General Partners, Limited Partners may, at their expense, obtain a list of the names and addresses of all the Limited Partners for a purpose reasonably related to the Limited Partner's interest as a limited partner. See "Reports".

     Subject to the provisions described under "Limitations on Voting Rights" below, the General Partners may not, without the consent of all of the Limited Partners, do the acts listed in paragraph 5.3.1 of the Partnership Agreement, including: (i) admit any person as a General Partner or Limited Partner, except as specifically provided in the Partnership Agreement, or (ii) continue the business with the Partnership property on the death, retirement, removal, dissolution, adjudication of bankruptcy, incompetence or insanity of a General Partner, except as specifically provided in the Partnership Agreement.

     Subject to the provisions described under "Limitations on Voting Rights" below, the Individual General Partners may not, without the consent of a majority-in-interest of the Limited Partners: (i) sell or otherwise dispose of all or substantially all of the Partnership's assets at any one time or (ii) elect to dissolve the Partnership.

     Subject to the provisions described under "Limitations on Voting Rights" below, the Limited Partners may: (i) approve or disapprove the removal of any General Partner and the appointment of a successor to a removed General Partner;
(ii) approve or disapprove proposed material changes in the nature of the Partnership's business or investment objectives, including, without limitation, changes that would cause the Partnership to cease to be, or to withdraw its election as, a business development company under the Investment Company Act (provided, that the General Partners will not be entitled to vote any Units owned by them to approve or disapprove such changes); (iii) approve or disapprove any proposed investment advisory contract or management agreement or to terminate any such existing contracts; provided, however, that such contracts are also approved by a majority of the Independent General Partners; (iv) approve or disapprove the admission of a successor Managing General Partner; or
(v) approve or disapprove of amendments to the Partnership Agreement, provided, however, that no such amendment shall conflict with the Investment Advisers Act.

     The General Partners and their affiliates may purchase and hold Units for their own account. Management intends to subscribe for the purchase of Units in this offering, ranging in the aggregate from up to approximately 6,000 Units (15%) in the event the 40,000 minimum number of Units are sold, to up to approximately 18,000

Units (9%), in the event the 200,000 maximum number of Units are sold. JFC or one of its affiliates may subscribe for up to an additional 5% of the total number of Units sold in the offering. See "Management."

  LIMITATIONS ON VOTING RIGHTS

     In order to preserve the limited liability of the Limited Partners and protect the tax status of the Partnership, paragraph 11.2 of the Partnership Agreement limits the foregoing rights.

     Notwithstanding any other provisions of the Partnership Agreement, if, prior to the exercise by the Limited Partners of the foregoing voting rights, the Partnership has obtained an opinion of counsel for the Partnership to the effect that there is a substantial likelihood that the exercise of such right or rights will (i) violate the provisions of the Missouri Revised Uniform Limited Partnership Act, as amended, or the laws of such other jurisdiction in which the Partnership is then formed or qualified, (ii) adversely affect the limited liability of the Limited Partners or (iii)adversely affect the classification of the Partnership as a partnership for Federal income tax purposes, then the General Partners and/or the Limited Partners, as the case may be, will be prohibited from taking the proposed action or exercising such voting right; except that under any circumstances, the Limited Partners shall be entitled to all voting rights under the Investment Advisers Act. Any such opinion of counsel for the Partnership will be subject to refutation and nullification by an opinion of counsel representing a majority-in-interest of non-management affiliated Limited Partners, which opinion will be paid for by the Partnership as a Partnership expense, provided, that such opinion and such counsel shall be reasonably satisfactory to the Partnership.

     The Individual General Partners may amend the Partnership Agreement as provided in paragraph 10.2.2 of the Partnership Agreement.

  MEETINGS

     The Managing General Partner does not anticipate that any meeting (annual or otherwise) of Limited Partners will be called in the foreseeable future or know of any proposals to be presented to the Limited Partners for a vote, except that the Managing General Partner will hold a meeting of the Limited Partners within sixteen months from the date of this Prospectus, to submit the Management Agreement and selection of independent accountants for the approval of the Limited Partners. Any action that is required or permitted to be taken by the Limited Partners may be taken either at a meeting of the Limited Partners or without a meeting if approvals in writing setting forth the action so taken are signed by Limited Partners holding such number of Units that would be necessary to authorize or take such action at a meeting of the Limited Partners. For example, the removal of the Managing General Partner, which requires the vote of the holders of a majority-in-interest of the Limited Partners, could also be effected by the written approval of the holders of a majority-in-interest. Meetings of the Limited Partners may be called by the Individual General Partners and will be called by the Individual General Partners within 30 days after receipt of a written request for such a meeting by Limited Partners owning at least 10% of the total number of Units outstanding. Limited Partners may vote either in person or by proxy at meetings. Substantially all matters submitted to the Limited Partners for determination are determined by the affirmative vote, in person or by proxy, of holders of a majority-in-interest of the Limited Partners.

ROLL-UP TRANSACTIONS

     The Partnership Agreement prohibits the Partnership from participating in certain acquisition, merger, conversion or consolidation transactions (a "Roll-Up"), except for certain specified conversions in which voting rights, compensation arrangements and investment objectives are not affected, if, as a consequence of the Roll-Up, (i) voting rights of Partners are materially reduced, (ii) Partners' rights of access would be materially reduced, (iii) the charter documents of the surviving entity would materially limit accumulation of shares or interests in such entity, or (iv) any of the costs of the transactions would be borne by the Partnership if the Roll-Up transaction is not approved by the Partners.

LIMITATION ON LIABILITY OF THE GENERAL PARTNERS

     Neither the General Partners nor any of their affiliates (including their officers, directors and employees) will be liable, responsible or accountable in damages or otherwise to the Partnership or any Limited Partner or Assignee for any loss, damage or expense incurred by reason of any act or omission performed or omitted by the General Partners or such affiliates in good faith either on behalf of the Partnership or in furtherance of the interests of the Partnership and in a manner reasonably believed by them to be within the scope of the authority granted to them by the Partnership Agreement or by law or by the consent of the Limited Partners, provided that the General Partners or such affiliates were not guilty of negligence or misfeasance in the performance of his, her or its duties with respect to such acts or omissions or of any disabling conduct within the meaning of Section 17(h) of the Investment Company Act. Moreover, as a result of the Partnership's registration as a limited liability limited partnership, the General Partners will be accorded all the limited liability protection of a partner in a general partnership registered as a limited liability partnership under applicable Missouri law. Generally, Missouri law provides that no partner in a registered limited liability partnership shall be liable or accountable, directly or indirectly, for any debts, obligations and liabilities of, or chargeable to, the partnership, whether in tort, contract or otherwise, which are incurred, created or assumed by such partnership while the partnership is a registered limited liability partnership, except for any such liabilities for such partner's own negligence, wrongful acts, omissions, misconduct or malpractice or that of any person under the partner's direct supervision and control or for liability of such partner for certain taxes and fees. See "Status as a Limited Liability Limited Partnership."

INDEMNIFICATION OF THE GENERAL PARTNERS BY THE PARTNERSHIP

     The Partnership, out of its assets and not out of the assets of the General Partners (except insofar as the Managing General Partner satisfies a claim by an Individual General Partner that the Partnership has failed to satisfy) or the Limited Partners, will, to the fullest extent permitted by law, indemnify and hold harmless any General Partner and any of his, her, or its affiliates (including their officers, directors and employees) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether criminal, civil, administrative or investigative (including any action by or in the right of the Partnership), by reason of any acts, omissions or alleged acts or omissions arising out of such person's activities as a General Partner, or as an affiliate of such General Partner, if such activities were performed in good faith either on behalf of the Partnership or in furtherance of the interests of the Partnership, and in a manner reasonably believed by such person to be within the scope of the authority conferred by the Partnership Agreement or by law or were consented to by the Limited Partners in accordance with the Partnership Agreement against losses, damages or expenses for which such person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement), provided that such person was not guilty of negligence or misfeasance in the performance of his, her or its duties with respect to such acts or omissions and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Absent a court determination that a General Partner or any of his affiliates seeking indemnification was not liable on the merits or guilty of disabling conduct within the meaning of Section 17(h) of the Investment Company Act of 1940, the decision by the Partnership to indemnify a General Partner or any such affiliate must be based upon the reasonable determination of independent counsel or non-party Independent General Partners, after review of the facts, that such disabling conduct did not occur. The Partnership is authorized to provide advances of litigation expenses to the Individual General Partners to the extent permitted by the Investment Company Act of 1940 and Investment Company Release No. 11330 and if certain other conditions are met. A successful claim for indemnification by a General Partner would reduce the assets of the Partnership.

INDEMNIFICATION OF THE INDIVIDUAL GENERAL PARTNERS BY THE MANAGING GENERAL
PARTNER

     The Partnership Agreement provides that to the extent that an Individual General Partner has a valid claim for indemnification from the Partnership (as described under "Indemnification of the General Partners by the Partnership" above) and has pursued such claim against the Partnership, but such claim has not been satisfied, the Managing General Partner, in its individual capacity, shall satisfy such claim. In addition, The Jones Financial Companies, L.P., LLP, has agreed to guaranty such indemnification obligation of the Managing General Partner and to indemnify the Individual General Partners, the general partners of the Managing General Partner and the officers and directors of CIP Management, Inc. to the fullest extent permitted by law, without regard to the limitations on indemnification by the Partnership, against all claims, suits or proceedings if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Partnership and, with respect to criminal proceedings, had no reasonable cause to believe such conduct was unlawful.

LIABILITY OF PARTNERS TO THIRD PARTIES

     In accordance with Missouri law applicable to limited liability limited partnerships, the General Partners will not be individually liable for all the general obligations of the Partnership. Rather, as a result of the Partnership's registration as a limited liability limited partnership, the General Partners will be accorded all the limited liability protection of a partner in a general partnership registered as a limited liability partnership under applicable Missouri law. Generally, Missouri law provides that no partner in a registered limited liability partnership shall be liable or accountable, directly or indirectly, for any debts, obligations and liabilities of, or chargeable to, the partnership, whether in tort, contract or otherwise, which are incurred, created or assumed by such partnership while the partnership is a registered limited liability partnership, except for any such liabilities for such partner's own negligence, wrongful acts, omissions, misconduct or malpractice or that of any person under the partner's direct supervision and control or for liability of such partner for certain taxes and fees. See "Status as a Limited Liability Limited Partnership." The Partnership Agreement provides that no Limited Partner will be personally liable for the debts of the Partnership beyond the amount subscribed for by such Limited Partner to the capital of the Partnership. See, however, "Risk and Other Important Factors--Possible Loss of Limited Liability." In the event the Partnership is unable otherwise to meet its obligations, the Limited Partners might, under applicable law, be obligated under some circumstances to return or to pay to creditors of the Partnership distributions previously received by them to the extent such distributions are deemed to constitute a return of their capital contributions or are deemed to have been wrongfully paid to them. See "Risk and Other Important Factors--Repayment of Certain Distributions."

PARTNER'S INDEPENDENT ACTIVITIES

     The Partnership Agreement provides that the General Partners (as well as any Limited Partner) and any shareholder, director, employee or affiliate thereof may engage in or possess an interest in other business ventures of every nature and description, whether or not such ventures are competitive with the Partnership. Neither the Partnership nor any Partner will have any interest in any independent business venture of another Partner by virtue of the Partnership Agreement or any relationship created thereby. See "Conflicts of Interest."

TERM AND DISSOLUTION

     The Partnership will dissolve on December 31, 2012, subject to the right of the Individual General Partners to extend the term for up to two additional two-year periods if they determine that such extensions are in the best interests of the Partnership. The Partnership will sooner dissolve upon the occurrence of any one or more of the following events: (i) the adjudication of bankruptcy, incompetency or insanity, or the death, incapacity, dissolution, removal, withdrawal or resignation of all General Partners; (ii) the election to dissolve the Partnership by a majority-in-interest of the Limited Partners (subject to the condition described under "Voting Rights of Limited Partners--Limitations on Voting Rights" above); (iii) the withdrawal, resignation, removal, incapacity or the dissolution or adjudication of bankruptcy of the Managing General Partner without the designation of a successor Managing General Partner; or (iv) the sale or other disposition at any one time of all of substantially all of the assets of the Partnership.

     Upon dissolution of the Partnership, the Individual General Partners, or a liquidating trustee, if one is appointed, will liquidate all or any part of the Partnership's assets and distribute such assets or the proceeds thereof in accordance with paragraph 9.2 of the Partnership Agreement.

APPOINTMENT OF GENERAL PARTNERS AS ATTORNEYS-IN-FACT

     In paragraph 12.1 of the Partnership Agreement, each Limited Partner and assignee thereof irrevocably constitutes and appoints the General Partners, and each of them, such Limited Partner's true and lawful attorney-in-fact, with full power of substitution and with full power and authority in such Limited Partner's name, place and stead to, among other things, make, execute, acknowledge and file all certificates and other instruments deemed advisable by the General Partners to permit the Partnership to become or continue as a limited partnership, all instruments that effect a change or modification of the Partnership in accordance with the Partnership Agreement or carry out the provisions of the Partnership Agreement or applicable law, all conveyances and other instruments deemed advisable by the General Partners to effect the dissolution and termination of the Partnership, including a certificate of cancellation, and all other instruments that may be required or permitted by law to be filed on behalf of the Partnership.

DISTINCTIONS FROM CORPORATE FORM

     The Partnership is organized in the form of a limited liability limited partnership, which differs from the corporate form in a number of respects including management, the term of existence, liability of investors and taxation. A limited partnership is managed by a general partner(s) whereas a corporation is managed by a board of directors. The term of a limited partnership is fixed whereas a corporation typically has perpetual existence. Although limited partners and corporate shareholders generally have limited liability, under certain conditions the limited partners may have liabilities to third parties. See "Risk and Other Important Factors--Possible Loss of Limited Liability"; and "Summary of the Partnership Agreement--Liability of Partners to Third Parties." For information with respect to the limitations on the liability of the General Partners as a result of the registration of the Partnership as a limited liability limited partnership, see "Status as a Limited Liability Limited Partnership." For information with respect to the taxation of a limited partnership, see "Taxation."

PRINCIPAL OFFICE OF THE PARTNERSHIP

     The address of the principal of the Partnership is 12555 Manchester Road, St. Louis, Missouri 63131, unless changed by the General Partners. The business of the Partnership may also be conducted at such additional places as the General Partners may determine. Applicable Law

     The Partnership Agreement will be construed and enforced in accordance with the laws of the State of Missouri.

                                    TAXATION

     EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT WITH HIS TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN THE PARTNERSHIP (PARTICULARLY THE POTENTIAL ADVERSE EFFECTS DESCRIBED HEREIN).

GENERAL

     The following is a general summary of the material federal income tax consequences affecting the Partnership and its Partners. This summary is based on, and qualified in the entirety by, the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, positions of the Internal Revenue Service ("IRS") contained in published Revenue Rulings and Revenue Procedures, other administrative interpretations of the IRS and judicial decisions, all of which are subject to change at any time. Any such change could be retroactive with respect to transactions occurring prior to such change.

     No rulings have been sought by the Partnership from the IRS with respect to any of the tax matters described in this Prospectus. There can be no assurance that a position taken by the Partnership will not be challenged by the IRS. Any adjustment by the IRS would likely result in an unfavorable adjustment to the returns of the Partners and a tax deficiency.

     The amount and timing of the taxable income, gain and loss, if any, to be recognized by the Partnership as well as the availability and amount of deductions that can be taken by the Partnership will depend on various factual and legal determinations. Since none of the investments in which the Partnership will invest have been selected as of the date of this Prospectus, counsel to the Partnership has not expressed any opinion concerning the tax treatment of any income, deduction, gain or loss which may be recognized by the Partnership with respect to such investments.

     The following summarizes the material federal income tax consequences of an investment in the Partnership to investors who are individual citizens or residents of the United States. It does not address, among other things, the special tax consequences of foreign investors or corporations or the tax consequences to any Partner that fails to contribute the balance of his, her or its Subscription Price (or such portion thereof as is required) as an additional Capital Contribution on or prior to the Capital Call Date. Since the tax consequences of an investment in the Partnership will vary by investor, prospective investors are urged to consult their own tax advisors as to the particular federal income tax and state income tax consequences to them of an investment in the Partnership.

     This summary (and the discussion in "Risk and Other Important Factors -- Federal Income Tax Considerations"), to the extent it pertains to partnerships in general, is applicable with respect to the tax treatment of "non-operating" partnerships (i.e., partnerships which only invest in stock, debt instruments or other equity instruments). This summary does not address the special tax consequences which may result if the Partnership invests in an operating partnership (i.e., a partnership engaged in a trade or business). Such an investment could have materially adverse tax consequences to investors. Prospective investors are urged to consult with their tax advisors with respect to the tax consequences of such investments.

CLASSIFICATION AS A PARTNERSHIP

     General. The anticipated tax benefits of an investment in the Partnership depend, in large part, upon the Partnership being treated as a partnership for federal income tax purposes rather than as an "association" taxable as a corporation. If at any time the Partnership were determined to be an association for federal income tax purposes rather than a partnership, income of the Partnership would be taxable to the Partnership at corporate rates, and distributions to the Partners could be taxable as dividends. Furthermore, any deductions, losses, and credits would be allowed only to the Partnership and would not pass through to the Partners.

     Under the recently finalized "Check the Box" Regulations Sections 301.7701-2 and -3, effective January 1, 1997, a limited partnership such as the Partnership will automatically be classified as a partnership for federal income tax purposes unless an election is made to treat the limited partnership as an association taxable as a corporation.

     No ruling has been sought by the Partnership from the IRS regarding whether the Partnership will be treated as a partnership for federal income tax purposes. However, the Partnership has received an opinion of its counsel, Bryan Cave LLP, to the effect that the Partnership will be treated as a partnership for federal income tax purposes and should not be treated as a publicly traded partnership. Such opinion is conditioned upon the assumed validity and continued existence of the current law, Treasury Regulations and existing administrative interpretations, the Managing General Partner and the Partnership not electing pursuant to Treasury Regulation Section 301.7701-3 to be classified as an association taxable as a corporation, the continued maintenance by the general partners of a certain level of net worth, certain factual representations made by the general partners as to their net worth and intent to remain partners of the Partnership, and the operation of the Partnership in accordance with the terms of the Partnership Agreement.

     Publicly Traded Partnerships. Certain publicly traded partnerships are taxed as corporations for federal income tax purposes. In general, a publicly traded partnership is any partnership in which partnership interests are traded on an established securities market or are readily tradeable on a secondary market (or the substantial equivalent thereof).

     Units in the Partnership will not be listed for trading on an established securities market and the Managing General Partner will use its best efforts to ensure that Units will not be readily tradeable on any secondary market (or substantial equivalent thereof). See "Transferability of Units."

     Treasury Regulations under Section 7704 of the Code provide safe harbors that, if satisfied by the Partnership, will result in Units in the Partnership not being treated as readily tradable on a secondary market (or the substantial equivalent thereof). The Partnership Agreement contains provisions designed to maximize the likelihood that the Partnership will satisfy at least one of these safe harbors and also provides that any transfers of Units to a market maker for other than investment purposes will be null and void ab initio. The Managing General Partner has also represented that it intends to exercise its discretion regarding transfers of Units in a manner designed to prevent the Partnership from becoming a publicly traded partnership. See "Transferability of Units." Accordingly, if the above restrictions on transfer are legally effective and enforced by the Managing General Partner, the Partnership should not be considered a publicly traded partnership. While the Managing General Partner will use its best efforts to enforce the restrictions on transfer and will take any other reasonable measure to avoid causing the Partnership to be treated as a publicly traded partnership, no assurances can be given that the Managing General Partner will be successful in these efforts or that future Treasury Regulations, administrative or judicial interpretations will not be adopted that cause the Partnership to be treated as a publicly traded partnership.

TAXATION OF THE PARTNERSHIP

     The Partnership will file annual informational tax returns, but will not be required to pay federal income tax on any income unless the Partnership is treated as an association taxable as a corporation. See "Classification as a Partnership" above. Instead, each Partner will be subject to tax on his allocable share of the Partnership's income, gain, loss, deduction or credits. Such items generally will retain the same character in the hands of the Partners.

ALLOCATION OF INCOME AND LOSS

     For federal income tax reporting purposes, each Partner's annual allocable share of Partnership items of income, gain, loss, deduction, credit and items of tax preference will be allocated to the Partners (regardless of whether there is distributable cash). Such allocable share must be included in the taxable income of a Limited Partner in the taxable year with or within which the taxable year of the Partnership ends. A Limited Partner's allocable share of income subject to tax may exceed cash distributions to him in a particular year. In particular, if the Partnership acquired debt obligations at a discount, the Partner could be required to accrue ratably his allocable share of such discount as interest income even though such Partner would not realize contemporaneously a corresponding amount of cash.

     The Partnership Agreement's allocation of a Partner's allocable share of income, gain, loss, deduction or credit (or item thereof) will be respected for federal income tax purposes if the allocation has "substantial economic effect" or is in accordance with such Partner's interest in the Partnership (determined by taking into account all the facts and circumstances). Treasury Regulations provide safe-harbor tests under which allocations are deemed to have "substantial economic effect" or are made in accordance with a "partner's interest in the partnership." The Partnership Agreement's allocations would not meet the safe-harbor tests set forth in the Regulations. Counsel to the Partnership is, however, of the opinion that the Partnership Agreement's allocations of Profit and Losses more likely than not will be treated as made in accordance with the "partner's interest in the partnership."

     If an allocation of an item of Profits and Losses were found to lack "substantial economic effect" and not be in accordance with a "partner's interest in the partnership," the item would be reallocated in accordance with a "partner's interest in the partnership." The effect of such a reallocation could be adverse with respect to a Limited Partner's share of taxable income and gain, with a consequent effect on such Partner's adjusted basis for his Units.

     Items of partnership income, gain, loss and deduction must generally be allocated among the transferor and transferee of a partnership interest (as well as among partners whose partnership interests otherwise vary during a taxable period) either (1) by a proration of such items based on the number of days during the partnership's tax year when such person was a partner or (2) by separating the partnership's tax year into two or more segments and allocating to each person who was a partner during such segment such items occurring in or deemed to have occurred in such segment. Although no Treasury Regulations have been issued concerning the allocation of partnership tax items to partners whose interest in a partnership vary during the taxable year of the partnership, the legislative history of this provision indicates that monthly and mid-month conventions may be permitted by the Treasury Regulations in non-abusive situations. The Partnership's taxable income and losses will be determined as required and subsequently apportioned among Limited Partners in proportion to the number of Units owned by them as of the last day of the month for which the allocation is made.

PARTNER'S ADJUSTED BASIS

     The amount of a Partner's basis in his Partnership interest has a significant impact on that Partner's ability to claim losses and receive distributions (and deemed distributions) without the immediate imposition of tax. Generally, a Partner will be entitled to deduct his allocable share of Partnership losses for a taxable year only in an amount up to the adjusted basis of his interest in the Partnership at the end of such year. In addition, cash distributions to a Partner generally will be treated as a tax-free return of capital only to the extent of such Partner's adjusted basis in his Partnership interest immediately before the distribution.

     A Limited Partner's Capital Contribution will be contributed to the Partnership over an unspecified period of time. A Limited Partner's initial basis in his Partnership interest will equal the Capital Contribution actually made by the Partner to the Partnership for his Units plus, subject to the discussion below, his proportionate share of the Partnership's nonrecourse debt ("Nonrecourse Debt"), if any. A Limited Partner's initial adjusted basis for his Units will be increased from time to time by (1) any additional Capital Contribution actually made by the Partner to the Partnership (2) his allocable share of Partnership taxable income and tax-exempt income and (3) his proportionate share of increases in the Partnership's Nonrecourse Debt, if any. A Limited Partner's adjusted basis for his interest in the Partnership will be decreased from time to time, but not below zero, by (1) Partnership distributions to him (including, for this purposes, his proportionate share of decreases in Partnership Nonrecourse Debt), (2) his allocable share of Partnership losses and deductions, and (3) his allocable share of nondeductible Partnership expenditures which are not properly chargeable to a capital account for federal income tax purposes. In general, a Limited Partner's allocable share of the Partnership's Nonrecourse Debt, if any, will be based on such Limited Partner's share of Partnership profits as determined in accordance with the Partnership Agreement.

     Any reduction in a Limited Partner's allocable share of the Partnership's Nonrecourse Debt, if any, will be treated for federal income tax purposes as a cash distribution to the Limited Partner in an amount equal to such reduction, which could result in a concurrent liability to such Limited Partner although no cash will have been distributed. See "Partnership Distributions."

DEDUCTIONS TAKEN BY THE PARTNERSHIP

     General. The availability and amount of various deductions taken by the Partnership will depend not only upon general legal principles, but also upon certain factual determinations relating to the operation of the Partnership. The Partnership does not expect to incur substantial deductions. There can be no assurance, however, that some of the deductions claimed by the Partnership will not be challenged by the IRS. Since all of the facts regarding the nature of the expenses to be incurred by the Partnership are not known and may vary according to the circumstances presented, no prediction can be made whether all or a portion of such expenses would be deductible, if challenged, and there can be no assurance that any such challenge would not be upheld.

     The ability of Limited Partners to deduct Partnership expenses will depend in part upon whether the Partnership is engaged in a "trade or business." Since the Partnership's principal activity is investing in and holding securities as an investment, the Partnership probably is not engaged in a trade or business. To the extent the Partnership is considered to be engaged in an activity for the "production of income" rather than in a "trade or business," a Limited Partner will be able to deduct his allocable share of certain Partnership expenses only to the extent such expenses, when combined with similar expenses, exceed 2% of such individual Limited Partner's adjusted gross income. Accordingly, a Limited Partner probably will be able to deduct his allocable share of the management fee paid to the Managing General Partner and other trade or business Partnership expenses only to the extent that such Limited Partner's share of the fee and such expenses, when combined with other miscellaneous itemized deductions, exceeds 2% of such Limited Partner's adjusted gross income.

     Organization and Syndication Expenses. Organization expenses (those capital expenditures incident to the creation of a partnership) are not deductible by a partnership but may be amortized over a period of not less than 60 months. In the case of the Partnership, such organization expenses would include legal fees for services such as preparation of the Partnership Agreement, accounting fees for the establishment of the Partnership's accounting system and filing fees relating to organization of the Partnership. The Partnership intends to amortize organization expenses over a period of 60 months. The Partnership may not deduct or amortize syndication expenditures (expenses connected with the issuing and marketing of Units).

SALE OR OTHER DISPOSITION OF PARTNERSHIP PROPERTY

     Upon the sale, exchange or other disposition of any Partnership assets, gain or loss will be recognized and measured by the difference between the Partnership's adjusted basis for the assets and the amount realized on such sale or exchange. The basis of property (for purposes of determining gain or loss upon disposition thereof) is generally determined by its cost and will include the amount of debt incurred to purchase such property and the amount of any expenditures that are properly capitalizable.

     Any gain on the sale of securities held by the Partnership would be treated as ordinary income if the Partnership were considered as holding the securities primarily for sale to customers in the ordinary course of its trade or business, i.e., the Partnership were treated as a "dealer." This determination is an inherently factual question based on all the facts and circumstances surrounding the purchase, holding and sale of the securities involved. However, based upon the representation of the Managing General Partner that the investment objectives of the Partnership are to obtain long-term capital appreciation in the value of the Partnership's assets, the Partnership should not be treated as a dealer.

     Assuming the Partnership's assets are treated as capital assets, any gain recognized on the sale of its assets (excluding any amount attributable to accrued interest) should be taxed as long or short-term capital gain, and loss taxed as long or short-term capital loss. See "Taxation of Net Capital Gains." Special rules may be applicable if the Partnership were to sell any securities on the installment method.

PARTNERSHIP DISTRIBUTIONS

     The tax consequences of Partnership distributions may differ depending upon whether the distribution is made in cash or property and depending upon whether the distribution is made prior to or upon liquidation.

     Gain will be recognized upon a cash distribution prior to liquidation only to the extent that the cash distributed (including reductions in a Limited Partner's allocable share of Partnership Nonrecourse Debt) exceeds the Limited Partner's adjusted basis in his Units. Once such adjusted basis is reduced to zero, additional cash distributions generally will be treated as capital gain, provided that the Limited Partner's interest in the Partnership is a capital asset. Loss may be recognized by reason of a liquidating cash distribution if only cash is distributed and a Limited Partner's adjusted basis in his Units exceeds the amount of such cash.

     Generally, gain will not be recognized upon the distribution of assets in kind to the Limited Partners. If the distribution is made prior to the liquidation of the Partnership, a Limited Partner's basis in the assets received in the distribution will equal the lesser of (i) the Limited Partner's adjusted basis in his Units or (ii) the Partnership's basis in such assets. If the distribution is made in connection with the liquidation of the Partnership, a Limited Partner's basis in the assets distributed will equal his basis in his Units reduced by any cash distributed in connection with such liquidation.

SALE OF UNITS BY PARTNERS

     It is anticipated that there will be no public market for a Limited Partner's interest in the Partnership, and an investor may, therefore, be unable to liquidate his investment. See "Classification as a Partnership -- Publicly Traded Partnerships." If, however, a Limited Partner should sell or exchange all or some of his Units to a third party, gain or loss will be recognized, measured by the difference between (1) the fair market value of any property and any cash received on the sale or exchange plus the Limited Partner's share of the Partnership's

Nonrecourse Debt, if any, and (2) the Limited Partner's adjusted basis in the Units sold or exchanged. See "Partner's Adjusted Basis."

     Gain or loss recognized upon the sale or exchange of an interest in the Partnership generally would be taxable as long-term capital gain or loss if such Partnership interest is a capital asset of the Limited Partner and has been held by the Limited Partner for more than one year. See "Taxation of Net Capital Gains". However, the sale or exchange by a Partner of all or a portion of his interest in the Partnership will be treated as a sale or exchange of his allocable share of all assets owned by the Partnership. Accordingly, such a sale or exchange could cause the selling Partner to recognize ordinary income to the extent the Partnership owned property that would generate ordinary income upon sale. See "Sale or Other Disposition of Partnership Property."

     In connection with the sale or exchange of Units, the selling Limited Partner is required to inform the Partnership of the sale or exchange. A selling Limited Partner who fails to inform the Partnership of such a sale could be liable to the IRS for a penalty of $50, or if such failure is intentional the greater of $100 or 5% of the aggregate amount required to be reported.

     The IRS has ruled that a partner must maintain an aggregate adjusted tax basis in a single partnership (consisting of all interests acquired in separate transactions). Upon a sale of a portion of such interests, such partner would be required to allocate his aggregate tax basis between the interests sold and the interests retained by some equitable apportionment method. (The ruling by the IRS apportioned the aggregate tax basis in accordance with the relative fair market value of such interests on the date of sale.) If applicable, the aggregation of tax basis for all Partnership interests of a Limited Partner effectively prohibits Limited Partners from choosing among interests with varying amounts of inherent gain or loss to control the timing of the recognition of such inherent gain or loss. Thus, the ruling may result in an acceleration of gain or deferral of loss on the sale of a portion of the interests. The ruling does not address whether this aggregation concept results in the tacking of the holding period of earlier purchased interests on the holding period of more recently acquired interests.

LIQUIDATION OF PARTNERSHIP; TERMINATION

     Upon liquidation of the Partnership, income generally will be recognized by a Limited Partner only to the extent that cash distributed to him and his proportionate share of any reduction in Nonrecourse Debt exceeds such Limited Partner's adjusted basis in his Units immediately before the distribution. See "Sale or Other Disposition of Partnership Assets."

     Although unlikely, if within any 12-month period the Partners in the aggregate were to sell or exchange 50% or more of their total interests in Partnership capital and profits, the Partnership would be treated as terminated for federal income tax purposes. In that event, pursuant to the Treasury Regulations with respect to Partnership terminations, the Partnership would be deemed to have contributed its assets to a new partnership in return for the interests in the new partnership and the Partnership would then be deemed to liquidate and distribute such new partnership interest to the Partners. Whether any Partner would recognize any income would be determined according to the consequences described above for a liquidation. The Partnership Agreement has been drafted to minimize the likelihood that 50% or more of the Units would be sold or exchanged within a 12-month period.

     Another consequence of a termination of the Partnership is that such a termination may either accelerate the application of (or subject the Partnership to the application of) any Treasury Regulations or legislation effective after the date hereof.

ADJUSTMENT OF COST BASIS OF PARTNERSHIP ASSETS

     The Partnership is permitted to make an election under Code Section 754 to have the cost basis of its assets adjusted upon a transfer of any Partnership interest. Such an election would, in effect, require the Partnership to adjust, but only with respect to the transferee of the Partnership interest, the Partnership's basis in its properties to reflect the difference between the cost to the transferee of his Partnership interest and his pro rata share of the Partnership's basis in its properties. This adjustment would also require, in certain circumstances, an adjustment to the Partnership's basis in its assets upon distributions of appreciated or depreciated assets.

     The Partnership Agreement permits but does not require the General Partners to make such an election. It is unlikely that the General Partners would make such an election on behalf of the Partnership because (i) an election under Code
Section 754, once made, cannot be revoked without obtaining the consent of the IRS, (ii) such an election may not necessarily be advantageous to all Limited Partners, and (iii) accounting complexities can result from having such an election in effect. The failure to make such an election could significantly change the amount received by a transferee upon the sale of his Units or the amount of gain or loss recognized by a Partner on the sale of Partnership assets. In addition, the failure to make such an election could significantly limit the ability of a Limited Partner to sell his Units.

TAX RATES

     The Code provides five rate brackets of 15%, 28%, 31%, 36% and 39.6% for noncorporate taxpayers. For tax years beginning in 1997, the 39.6% bracket applies to taxpayers filing either single individual or joint returns with taxable income over $271,050. In addition, a taxpayer's personal exemptions will be reduced by 2% for each $2,500 (or fraction thereof) by which the taxpayer's adjusted gross income exceeds a threshold amount. The threshold amount for tax years beginning in 1997 is $181,800 for taxpayers filing joint returns and $121,200 for single taxpayers.

     In addition, taxpayers whose adjusted gross income exceeds a threshold amount ($121,200 for both joint and single individual return filers) are required to reduce the amount allowable for itemized deductions by 3% of the excess over that threshold amount, but in no event may the reduction be more than 80% of allowable itemized deductions (other than the deductions for medical expenses, investment interest, casualty losses or wagering losses to the extent of wagering gains).

     The reduction in the amount of deductions for personal exemptions and the overall limitation on itemized deductions may result in an effective top marginal tax rate that is greater than the applicable marginal tax rate.

TAXATION OF NET CAPITAL GAINS

     Depending on the nature of a transaction, a capital gain or loss could occur upon the sale or exchange by a Partner of his interest in the Partnership or upon the sale, exchange or other disposition of Partnership property. The Taxpayer Relief Act of 1997 substantially changes the tax treatment for capital gains for non-corporate taxpayers. For capital assets held more than 18 months, the maximum rate of tax on the net capital gains for individuals is 20 percent. Capital gains on assets held more than 12 but not more than 18 months, however, are subject to tax at a 28 percent maximum rate.

     The capital losses that a taxpayer can deduct in any one tax year are limited to $3,000 plus the taxpayer's capital gains for the tax year. Accordingly, a Limited Partner may be unable to deduct their full allocable share of capital losses sustained by the Partnership in a particular year.

     Gains on property held by individual taxpayers for more than five years, the holding period for which begins after December 31, 2000, are subject to a reduced rate of 18 percent. To eliminate the need to sell and repurchase assets to start a new post-2000 holding period, individual taxpayers may elect to treat such capital assets as if they had been sold and repurchased for the purposes of recognizing gains but not losses on January 1, 2001.

ALTERNATIVE MINIMUM TAX

     Each Limited Partner must include his or her allocable share of the Partnership's tax preference items in the computation of his or her own alternative minimum tax liability. It is not anticipated that the Partnership will generate any significant items of tax preference for Limited Partners. However, if an investor is otherwise subject to the alternative minimum tax, such tax would also be applied against items of income from the Partnership. Prospective investors are urged to consult their tax advisors with regard to the specific effect of the alternative minimum tax on an investment in the Partnership.

LIMITATIONS ON TAX SHELTER LOSSES: THE PASSIVE LOSS RULES

     The Code substantially limits the ability of certain taxpayers to use losses sustained in "passive activities" to offset other taxable income. These provisions (commonly referred to as the "Passive Loss Rules") generally apply to interests in limited partnerships.

     Generally, taxpayers with passive losses from one passive activity can use those losses to offset income (other than "portfolio income") from another passive activity. However, "portfolio income" (for example, dividends, interest, and gains on stock and securities held for investment purposes) is not considered to be income from a "passive activity" and, accordingly, may not be offset against losses realized from such passive activities. It is expected that most, if not all, of the income generated by the Partnership will be treated as "portfolio income" and as such a Limited Partner generally will not be able to shelter any such income by passive activity losses realized from other investments. A Partner's allocable share of the Partnership's capital losses, however, would be deductible (subject to the other limitations discussed herein) without regard to the Passive Loss Rules. See "Taxation of Net Capital Gains."

LIMITATIONS ON INTEREST DEDUCTIONS

     Investment Interest. A taxpayer's annual deduction for investment interest is generally limited to the amount of such taxpayer's "net investment income." "Investment interest" means interest on indebtedness incurred or continued to purchase or carry property held for investment, other than interest taken into account in determining a taxpayer's income or loss from an activity subject to the Passive Loss Rules. See "Limitations on Tax Shelter Losses: The Passive Loss Rules." "Net investment income" means the excess of nontrade or business income from interest, dividends, annuities, royalties and net gain from investment assets over deductible investment expenses (other than interest) directly connected with the production of investment income. Generally, income from passive activities (e.g., a limited partnership engaged in a trade or business) is not treated as investment income, and expenses of such activity are not taken into account in computing net investment income. However, "portfolio income" (e.g., interest and dividends) of a passive activity, less any allocable expenses, generally increases a partner's net investment income. Since the Partnership is expected to generate only "portfolio income," any interest expenses incurred by the Partnership to finance the acquisition of its securities should be subject to the investment interest limitations rather than the Passive Loss Rules. However, such "portfolio income" generally would increase a Partner's "net investment income" against which investment interest may be deducted.

     Investment interest paid by a Partner and subject to the above limitation will include interest paid or incurred in respect of a Partner's own investments (including interest paid or incurred in connection with the purchase of Units, but excluding interest paid or incurred to acquire an investment in a "passive activity") and his proportionate share of the allocable share of investment interest, if any, paid by the Partnership. Investment interest deductions which are disallowed may be carried forward and deducted in subsequent years to the extent of net investment income in such years.

     Interest Relating to Tax-Exempts. Interest paid in respect of indebtedness incurred or continued to purchase or carry tax-exempt obligations, the interest on which is wholly exempt from federal income taxes, is not deductible. Accordingly, if a Limited Partner were to finance the purchase of a Unit, the interest paid would not be deductible to the extent it could be shown that the indebtedness incurred permitted the Partner to carry tax-exempt investments. Generally, where the adjusted basis of a taxpayer's tax-exempt investments does not exceed 2% of the adjusted basis of all of his portfolio investments and any assets held in the active conduct of a trade or business, interest will not be determined to have been paid in respect of indebtedness incurred or continued to carry tax-exempt investments (in the absence of direct evidence to the contrary).

     A partner's pro rata share of a partnership's indebtedness will be deemed incurred by the partner for purposes of the above limitations. The IRS could, therefore, seek to deny the deductibility by a Partner of all or a portion of his pro rata share of the Partnership's interest payments, if any, if there existed a "sufficiently direct relationship" between the Partnership's incurrence or continuance of the indebtedness and a Limited Partner's acquisition or holding of tax-exempt investments.

PENALTY FOR SUBSTANTIAL UNDERSTATEMENT

     A civil penalty is imposed on any taxpayer for a substantial understatement of income tax in the amount of 20% of such understatement. An understatement of income tax will exist if the correct tax for the year (as finally determined after all administrative and judicial proceedings) exceeds the tax which is shown on the taxpayer's return for such year. An understatement of income tax will be considered "substantial" if its exceeds the greater of 10% of the correct amount of tax or $5,000 for noncorporate taxpayers. The penalty will not apply to a substantial understatement with respect to an item if (1) substantial authority supported the taxpayer's treatment of such item, (2) the relevant facts concerning the treatment of the item were adequately disclosed on the taxpayer's return or (3) the IRS waives the penalty where there was reasonable cause for the understatement and the taxpayer acted in good faith.

     Limited Partners are cautioned that an adjustment of a Partnership item by the IRS could result in the imposition of the penalty in the event (1) substantial authority failed to support treatment of an item and (2) the Partnership did not adequately disclose the item on its return.

INTEREST ON TAX DEFICIENCIES

     Interest on federal tax deficiencies is generally due for the period beginning on the due date of the return (excluding extensions) and ending on the date of the payment of the tax deficiency. The applicable interest rate is redetermined quarterly, and the rate for tax overpayments will be lower than the rate for deficiencies. For the three-month period commencing July 1, 1997, the applicable rate for tax underpayments is 9% per annum. Interest on tax deficiencies is compounded daily. Interest will also be imposed on the amounts of the valuation overstatement and substantial understatement penalties.

     Interest on tax deficiency arising out of an investment by a noncorporate taxpayer in the Partnership is nondeductible.

     Limited Partners are cautioned that any adjustment of a Partnership item by the IRS could result in liability for interest on any tax deficiency arising by reason of such adjustment.

BACKUP WITHHOLDING

     Distributions to Limited Partners whose Units are held on their behalf by a broker may constitute "reportable payments" under the federal income tax rules regarding backup withholding. Backup withholding, however, would apply only if the Limited Partner (i) failed to furnish his Social Security number or other taxpayer identification number to the person subject to the backup withholding requirement (e.g., the broker) or (ii) furnished an incorrect Social Security number or taxpayer identification number. If backup withholding were applicable to a Limited Partner, the person subject to the backup withholding requirement would be required to withhold 31% of each distribution to such Partner and to pay such amount to the IRS on behalf of such Partner.

RETURN PREPARATION AND FILING RESPONSIBILITY

     The Partnership will provide each Limited Partner with the Partnership information required for the federal, state and local tax returns he may be obligated to file. The preparation and filing of such returns will be the personal responsibility of each Partner.

AUDIT BY INTERNAL REVENUE SERVICE AND ADJUSTMENT PROCEDURES

     The IRS has instituted several procedures for auditing limited partnerships that increase the risk of an audit of the Partnership. These additional audit procedures as well as the presence of Limited Partners who have significant income and net worth, substantially increase the likelihood that the Partnership's tax return will receive close scrutiny by the IRS. Further, the IRS has announced additional criteria for classifying partnership returns for audit purposes that could lead to an audit by the IRS of the Partnership.

     Under the procedures for auditing partnerships and for contesting the treatment of the partnership items, the federal income tax treatment of partnership income, gain, loss, deduction or credit will be determined in a unified proceeding at the partnership level rather than individually for each partner. In any Partnership level audit, the Partnership will be represented by the Managing General Partner as the "Tax Matters Partner."

     Prospective investors are cautioned that if the IRS were to propose any adjustments in the treatment of a Partnership item, the unified procedures may cause Limited Partners to be bound by proceedings, both administrative and judicial, conducted by the Partnership. Thus, Limited Partners may be precluded from contesting any such adjustments individually.

     Each Partner will be required to treat Partnership items on his individual return in a manner consistent with the Partnership's informational return or notify the IRS of any inconsistency. Penalties may be imposed for intentional or negligent disregard of this consistency requirement.

     While a Partnership level proceeding may not be used by the IRS or any Partner for the purpose of contesting non-Partnership items, the IRS will not be prevented from separately auditing a Partner's return and making adjustments with respect to non-Partnership items.

STATE INCOME TAXES

     Pursuant to the Check the Box Regulations, the Partnership has received an opinion of counsel for federal income tax purposes that the Partnership will be classified as a partnership. Many states have not announced whether for state income tax purposes, the elective Check the Box federal classification system will be followed. Under prior federal law and the states' interpretation thereof, the Partnership believes it would be classified as a partnership for state income tax purposes. However, since state tax classification issues are uncertain at this time, no assurances can be given that the Partnership will be classified as a partnership under any particular state tax entity classification systems.

     While a partnership is not generally subject to state taxes, its partners may be subject to state income taxes, if any, on their respective shares of partnership income, gain, loss and deduction in the state or states in which they reside or in which the Partnership does business.

     Each prospective investor is urged to consult his tax advisor for advice as to state and local taxes that may be payable by reason of an investment in the Partnership.

POSSIBLE TAX LAW CHANGES

     Pursuant to Section 1402(a)(13), the term "net earnings from self-employment" means an individual's distributive share of partnership ordinary income unless the individual is a limited partner. The proposed amendments to the limited partner regulations define which partners of a partnership are considered limited partners under section 1402(a)(13). Generally, an individual will be treated as a limited partner under the proposed regulations unless the individual (1) has personal liability for the debts of or claims against the partnership by reason of being a partner; (2) has authority to contract on behalf of the partnership under the statute or law pursuant to which the partnership is organized; or (3) participates in the partnership's trade or business for more than 500 hours during the taxable year. It is unlikely that the individual investors of CIP III will satisfy any of these provisions. The Taxpayer Relief Act of 1997, however, has included a moratorium on these proposed amendments to the limited partner regulations. The Act provides that no temporary or final regulations with respect to the definition of limited partner under Section 1402(a)(13) of the Code may be issued or made effective before July 1, 1998. Accordingly, they should be considered limited partners, and their distributive share should not be treated as net earnings from self-employment.

NECESSITY OF INVESTORS OBTAINING PROFESSIONAL ADVICE

     The tax matters relating to the Partnership and the proposed transactions are complex and are subject to varying interpretations. The effects of the existing tax laws and proposed changes in tax laws on prospective Partners are of particular importance to each prospective Partner. It should be emphasized that the foregoing is only a summary of certain important federal and state tax consequences of, or relating to, the offering. Furthermore, no tax rulings from the IRS will be requested or obtained with respect to any of the above-stated tax consequences. In view of the foregoing, each prospective investor should consult with his own tax advisor and counsel with regard to all tax aspects as they pertain to such prospective investor's particular situation.

                                   REGULATION

     The Small Business Investment Incentive Act of 1980 became law on October 21, 1980. This law modified the provisions of the Investment Company Act that are applicable to an entity, such as the Partnership, which elects to be treated as a "business development company." The Partnership elected to be treated as a
business development company on August   , 1997. The Partnership may not
withdraw its election without first obtaining the approval of a majority-in-interest of the Limited Partners. The following is a brief description of the Investment Company Act, as amended, and is qualified in its entirety by reference to the full text of the Investment Company Act and the rules and regulations thereunder.

     A business development company must be operated for the purpose of investing in the securities of certain present and former "eligible portfolio companies" and certain bankrupt or insolvent companies and must make available significant managerial assistance to investee companies. An eligible portfolio company generally is a U.S. company that is not an investment company (except for wholly-owned Small Business Investment Companies ("SBICs") licensed by the Small Business Administration) and that (1) does not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list, (2) is actively controlled by a business development company either alone or as part of a group acting together and an affiliate of the business development company is a member of the portfolio company's board of directors, or (3) meets such other criteria as may be established by the Securities and Exchange Commission (the "SEC"). Control, under the Investment Company Act, is presumed to exist where the business development company owns 25% of the outstanding voting securities of the portfolio company.

     The Investment Company Act prohibits or restricts the Partnership from investing in certain types of companies, such as brokerage firms, insurance companies, investment banking firms and investment companies. Moreover, the Investment Company Act limits the type of assets that the Partnership may acquire to "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment and facilities), if, at the time of the acquisition, less than 70% of the value of the Partnership's assets consists of qualifying assets. Qualifying assets include: (1) securities of companies that were eligible portfolio companies at the time that the Partnership acquired their securities; (2) securities of bankrupt or insolvent companies that are not otherwise eligible portfolio companies; (3) securities acquired as follow-on investments in companies that were eligible at the time of the Partnership's initial acquisition of their securities but are no longer eligible, provided that the Partnership has maintained a substantial portion of its initial investment in those companies; (4) securities received in exchange for or distributed on or with respect to any of the foregoing; and (5) cash items, Government securities and high-quality short-term debt. The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets.

     The Partnership is permitted by the Investment Company Act, under specified conditions, to issue multiple classes of senior debt and a single class of limited partnership interests senior to the Units if its asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or the senior partnership interests. In addition, provision must be made to prohibit any distribution to Partners or the repurchase of any Units unless the asset coverage ratio is at least 200% at the time of the distribution or repurchase.

     The Investment Company Act limits the ability of the Partnership to sell interests at a price representing proceeds to the Partnership of an amount less than the then net asset value per Unit. Units in the Partnership will be sold at a public offering price of $25.00, $12.50 of which is to be paid upon subscription for the Units and the balance of which (or such portion thereof as is required) is to be paid on the Capital Call Date. There will be no additional closings during the offering made hereby if the market value of a Unit, based upon the Partnership's net asset value plus applicable selling commissions, decreases due to a change in the value of the Partnership's investment.

     After this offering, the Partnership is permitted to sell its securities at a price that is below the prevailing net asset value per Unit only upon the approval of the policy by the holders of a majority of its voting securities, including a majority of the voting securities held by non-affiliated persons. In addition, although it has no present intention to do so, the Partnership is permitted to repurchase its Units, subject to the restrictions of the Investment Company Act.

     Many transactions involving the Partnership and its affiliates (as well as affiliates of those affiliates) require the prior approval of a majority of the Independent General Partners and a majority of the General Partners having no financial interest in the transactions. Transactions involving certain closely affiliated persons of the Partnership, including its General Partners, investment advisor and principal underwriter, will require the prior approval of the SEC. In general, (a) any person who owns, controls, or holds with power to vote, more than 5% of the outstanding Units, (b) any director, executive officer or general partner of that person, and (c) any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of the Independent General Partners and, in some situations, the prior approval of the SEC, before engaging in certain transactions involving the Partnership or any company controlled by the Partnership. In accordance with the Investment Company Act, a majority of the General Partners must be persons who are not "interested persons" as defined in the Act. See "Management." The Investment Company Act generally does not restrict transactions between the Partnership and its portfolio companies.

                           OFFERING AND SALE OF UNITS

OFFERING OF UNITS

     Edward Jones has entered into an Agency Agreement with the Partnership and the Managing General Partner pursuant to which Edward Jones has agreed to act as selling agent for the Partnership and the Managing General Partner to assist in the sale of the Units to qualified investors on a best efforts basis. In the Agency Agreement, the Partnership and the Managing General Partner have agreed that the Partnership and the Managing General Partner will pay no selling commission. The principal business address of Edward Jones is 12555 Manchester Road, St. Louis, Missouri 63131.

PLAN OF DISTRIBUTION

     The Agency Agreement contains provisions for the indemnification of, or contribution to, Edward Jones by the Partnership with respect to certain liabilities, including liabilities under the Securities Act of 1933, as amended. Edward Jones may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 in connection with this offering.

     Edward Jones and its affiliates will not receive, directly or indirectly, any payment or compensation in connection with the offering and sale of Units, except as described above. However, the Managing General Partner and Edward Jones will receive reimbursements of offering and organization expenses and compensation in connection with the management of the Partnership, as described under "Management."

     The offering will terminate not later than March 31, 1998 (the "Offering Termination Date"), except that unless 40,000 Units are subscribed for by the Offering Termination Date, none will be sold and all payments received will be refunded with interest, if any, actually earned and received thereon. Edward Jones may terminate the Agency Agreement (i) in the event of a material adverse change affecting the Partnership, the Managing General Partner or CIP Management, Inc., (ii) in the event of any outbreak of hostilities or other national or international calamity, the effect of which on the financial markets, in its judgment, makes the offering impractical, or (iii) if trading on the New York Stock Exchange shall have been suspended, or maximum or minimum prices have been fixed, or maximum ranges for prices for securities have been required, or a banking moratorium shall have been declared by Federal or New York or Missouri authorities.

     If properly executed subscriptions from suitable investors acceptable to the Managing General Partner of at least 40,000 Units have been received by October 30, 1997, as may be extended by the Managing General Partner, in its discretion, up to or until the Offering Termination Date, and all conditions precedent to closing are met, there will be at least one closing of the sale of Units in the Partnership (a "Closing") at such time and for such number of Units as the Partnership and Edward Jones determine; provided, however, that the first Closing will take place for no fewer than 40,000 Units. If more than one Closing is held, a second and final Closing will take place on the Offering Termination Date. At each Closing, acceptable subscriptions not theretofore accepted at a prior Closing will be accepted and such investors will be admitted to the Partnership as Limited Partners. Management and its affiliates intend to subscribe for Units on the same terms and conditions as other subscribers, but such purchases will be for investment only. See "Management."

     Units in the Partnership will be sold at a price of up to $25.00, $12.50 of which is to be paid upon subscription and the balance of which (or such portion thereof as is required) is to be paid on the Capital Call Date. There will be no additional Closings during the offering made hereby if the market value of a Unit, based upon the Partnership's net asset value, decreases due to a change in the value of the Partnership's investments. The subscription price of Units subsequent to the first Closing will remain at $25.00, payable $12.50 upon subscription and up to $12.50 subsequently upon being notified of a capital call date, unless a significant event occurs prior to the second Closing which would cause the fair market value of the assets to fall below the $25.00 subscription price, in which event no second Closing will take place.

SUBSCRIPTION TO PURCHASE UNITS

     Each prospective investor who meets the qualifications described above under "Investor Suitability Standards" and desires to purchase any Units must:

          (a) subscribe to purchase 100 or more Units (except in South Carolina where an investor must subscribe to purchase 200 or more Units);

          (b) complete, date, execute and deliver to Marilyn A. Gaffney, c/o Edward Jones, 12555 Manchester Road, St. Louis, Missouri 63131, one copy of a Subscription Qualification and Acceptance Page, a copy of which is attached as part of the Subscription Agreement, attached to this Prospectus as Exhibit B (including a special questionnaire for California residents); and

     In addition, prospective purchasers that are not natural persons may be required to deliver evidence of authority to subscribe for Units and/or opinions of counsel as to such authority and the binding effect of such subscriptions. Prospective purchasers that are not taxpayers will be required to make certain representations as to understandings of the consequences of investment.

     Additional copies of the Subscription Qualification and Acceptance Page separate from this Prospectus are available from representatives of Edward Jones.

     Tenants in common and joint tenants (other than a husband and wife) purchasing Units must purchase at least 100 Units for each such tenant in common or joint tenant (except in South Carolina where an investor must subscribe to purchase 200 or more Units), and each such tenant in common or joint tenant individually must meet the applicable investor suitability requirements. Any partnership, corporation, trust or other entity that has been formed for the specific purpose of purchasing Units must purchase at least 100 Units for each beneficial owner of such entity, and each such beneficial owner must individually meet the applicable investor suitability requirements.

     The Managing General Partner will not, under any circumstances, accept subscriptions for a fractional interest in a Unit.

PAYMENT FOR UNITS

     Each investor who subscribes to purchase units will agree to pay the Subscription Price of $25.00 for each Unit subscribed for, $12.50 of which is to be paid upon subscription and the balance of which (or such portion thereof as is required) is to be paid on the Capital Call Date. Each investor must subscribe to purchase at least 100 Units. All initial Capital Contributions for subscriptions must be made in U.S. dollars by cash, check or money order for one-half of the purchase price for each Unit payable to the order of "ChaseMellon Shareholder Services, L.L.C./CIP III-Escrow Account." A subscriber's payment will be promptly returned in full together with such subscriber's pro rata share of interest earned thereon, if any, if such payment is not accepted by the

Managing General Partner. Funds paid by subscribers will be deposited in a bank escrow account and subscriptions may not be terminated or funds withdrawn by subscribers.

     Each investor shall at the request of the Individual General Partners, contribute all or such portion of the remaining amount of his, her or its Subscription Price to the Partnership as is required on the Capital Call Date. The manner, terms and conditions of such additional Capital Contributions will be as provided in Paragraph 3.3 of the Partnership Agreement. In the event any Partner fails to make such additional Capital Contribution on or before the Capital Call Date, the Defaulting Partner will be deemed to have transferred to the non-defaulting Partners on a pro rata basis in proportion to their Capital Contributions an amount equal to twenty percent (20%) of the Defaulting Partner's Capital Contribution, effective as of such Capital Call Date, which will have the effect of reducing such Defaulting Partner's interest in the Partnership and Units by sixty percent (60%) (or proportionate lesser percentages in the case of additional Capital Contributions less than the entire remaining balance of the Subscription Price). Such notice will be in writing and will be addressed to the Limited Partners at the addresses listed in the Partnership records. Such notice will state the amount required and the date on which such amount is due (not earlier that 45 days after the date of notice). The subsequent capital call will be in an amount sufficient to result in at least $1,000,000 in total Capital Contributions (including initial contributions), assuming no Defaulting Partners.

     The Managing General Partner reserves the right to reject all or any part of any subscription, and to allocate subscriptions received, in the event the offering of Units is oversubscribed. The Managing General Partner will accept or reject the subscriptions within thirty days of the receipt of such subscription and, if rejected, all funds paid by such subscriber will be returned to such subscriber within ten business days.

     Edward Jones will promptly deposit all payments for Units into a separate escrow account for the benefit of subscribers for Units. The escrow agent for such account, Chase Mellon Shareholder Services, L.L.C., may, at the direction of Edward Jones (if, in light of the Closing schedule, interim investment of such funds is practical), invest such payment in U.S. government securities, bank certificates of deposit or securities for the payment of which the full faith and credit of the United States of America is pledged and which mature prior to Closing, such as FNMA and GNMA securities or bank money market accounts which are invested in the foregoing. The investor's funds in such account, except, however, accrued interest thereon, will be released to the Partnership if each of the following conditions shall have been satisfied:

          (i) on the date of the first Closing, investors acceptable to the Managing General Partner shall have subscribed for at least 40,000 Units of the Partnership;

          (ii) on the date of each Closing, the escrow agent shall have received one-half of each Limited Partner's Subscription Price for the Units being sold at such Closing ($12.50 per Unit);

          (iii) on the date of each Closing, the representations and warranties of the Partnership, the Managing General Partner, the Individual General Partners, and CIP Management, Inc. contained in the Agency Agreement shall be true and correct in all material respects and Edward Jones shall have received a signed certificate to that effect;

          (iv) on the date of each Closing, Bryan Cave LLP shall have delivered its written opinions, dated the date of such Closing, relating to certain legal matters concerning the Partnership, the Managing General Partner and CIP Management, Inc., the Registration Statement and the Units, and shall have delivered its written opinions, referred to under "Taxation," that the Partnership will be treated as a partnership for federal income tax purposes and should not be treated as a publicly traded partnership within the meaning of Section 7704 of the Internal Revenue Code of 1986, as amended; and that allocations of profits and losses for tax purposes in the Partnership Agreement are, more likely than not, in accordance with the Partners' interests in the Partnership; and

          (v) prior to the date of each Closing, Edward Jones shall have received reasonably satisfactory information concerning any investments made by the Partnership after the initial effective date of the Registration Statement.

     If such conditions are not timely satisfied, all the subscribers' funds so held in such account will be promptly returned to the subscribers, with interest, if any, actually earned and received thereon. If all of such conditions are timely satisfied, then each subscriber whose subscription to purchase Units was accepted will become a Limited Partner of the Partnership and thereafter (but only thereafter) such subscriber's Capital Contributions will be paid to the Partnership, to be applied by it as described in this Prospectus. Interest, if any, earned on a subscriber's funds deposited in the escrow account will be paid to such subscriber at the time of the return of his, her or its funds, in case all of the conditions described above shall not have been timely satisfied, or as soon as practicable after Closing, in case his, her or its subscriptions shall have been accepted and all of such conditions shall have been timely satisfied.

     Each Limited Partner will be entitled to the distributive share of profits, losses and cash allocable to his interest in the Partnership arising after a Closing, as provided in the Partnership Agreement, without regard to the dates on which any Limited Partners may have subscribed to purchase Units or paid funds or on which such funds were deposited with the bank escrow agent.

                                    EXPERTS

     The balance sheets of the Partnership, CIP Management L.P., LLLP and CIP Management, Inc. included in this Prospectus have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                    REPORTS

     The Managing General Partner will use its best efforts to furnish Limited Partners with tax information concerning the Partnership's operations within 75 days following the end of each calendar year. The Managing General Partner will also use its best efforts to furnish Limited Partners with an annual report containing financial statements of the Partnership audited by independent public accountants within 120 days after the end of each calendar year. The Managing General Partner will use its best efforts to furnish Limited Partners with an unaudited balance sheet and statement of income of the Partnership within 60 days after the end of each fiscal quarter other than the fourth quarter. Such reports will also describe investment activities of the Partnership to the extent provided in paragraphs 13.2 and 13.3 of the Partnership Agreement. Any Limited Partner, or his duly authorized representatives, upon paying the costs of collection, duplication and mailing, shall be entitled to a copy of information to which such person is entitled under the Missouri Revised Uniform Limited Partnership Act, as amended (including a list of names and addresses of the Limited Partners). Such information shall be kept confidential and shall be used for Partnership purposes only. Assignees who have not been admitted to the Partnership as Substituted Limited Partners do not have the right to receive reports and tax information from the Partnership.

     The Partnership is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith will file reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information filed by the Partnership can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Room 1024, Judiciary Plaza, Washington, D.C. 20549, and at the Commission's Regional Offices, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 75 Park Place, Room 1228, New York, New York 10007. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Room 1024, Judiciary Plaza, Washington, D.C. 20549, at prescribed rates.

                                   CUSTODIAN

     Chase Mellon Shareholder Services, L.L.C. acts as the custodian of the securities owned by the Partnership. The principal business address of Chase Mellon Shareholder Services, L.L.C. is P.O. Box 3315, South Hackensack, New Jersey 07606-1915. Chase Mellon Shareholder Services, L.L.C. is also serving as Escrow Agent in this offering. See "Plan of Distribution--Payment for Units."

                                 LEGAL MATTERS

     The legality of the securities offered hereby will be passed upon for the Partnership by Bryan Cave LLP, St. Louis, Missouri. The statements under the heading "Taxation" with respect to federal income tax law have been reviewed by Bryan Cave LLP. Bryan Cave LLP also serves as counsel to the Selling Agent.

                         SUPPLEMENTAL SALES LITERATURE

     This offering is made only by means of this Prospectus, as amended and supplemented. Sales materials may be used in connection with this offering only when accompanied or preceded by the delivery of the Prospectus. In certain states, such sales materials may not be available.

                             REGISTRATION STATEMENT

     The Partnership has filed with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form N-2 under the Securities Act of 1933 (the "Registration Statement") with respect to the Units offered hereby. This Prospectus filed as a part of the Registration Statement, does not contain all the information set forth in the Registration Statement, certain portions of which have been omitted as permitted by the rules and regulations of the Commission. For further information regarding the Partnership and the Units offered hereby, reference is made to the Registration Statement including the exhibits and schedules filed as part thereof. Statements contained in this Prospectus as to the contents of any contract or document filed as an exhibit to the Registration Statement are not necessarily complete and, in each instance, reference is made to the copy of such contract filed as an exhibit to the Registration Statement, each such statement being qualified in its entirety by such reference. The Registration Statement, including the exhibits and schedules thereto, may be inspected without charge and copied at prescribed rates at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and copies may be obtained therefrom at prescribed rates.

                         INDEX TO FINANCIAL STATEMENTS

                                                                PAGE
                                                                ----
COMMUNITY INVESTMENT PARTNERS III L.P., LLLP
     Report of Independent Accountants......................    F-1
     Balance Sheet as of August 11, 1997....................    F-2
     Notes to Balance Sheet.................................    F-2
CIP MANAGEMENT, L.P.
     Report of Independent Accountants......................    F-4
     Balance Sheet as of June 30, 1997......................    F-5
     Notes to Balance Sheet.................................    F-5
CIP MANAGEMENT, INC.
     Report of Independent Accountants......................    F-7
     Balance Sheet as of June 30, 1997......................    F-8
     Notes to Balance Sheet.................................    F-8

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of
Community Investment Partners III L.P., LLLP

     In our opinion, the accompanying balance sheet presents fairly, in all material respects, the financial position of Community Investment Partners III L.P., LLLP (the "Partnership") at August 11, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Partnership's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

St. Louis, Missouri
August 12, 1997

                  COMMUNITY INVESTMENT PARTNERS III L.P., LLLP
                                 BALANCE SHEET
                                AUGUST 11, 1997

ASSETS
  Cash......................................................    $1,100
                                                                ------
          Total Assets......................................    $1,100
                                                                ======
PARTNERS' CAPITAL
     General Partners.......................................    $1,000
     Initial Limited Partner................................       100
                                                                ------
          Total Partners' Capital...........................    $1,100
                                                                ======

NOTE 1 -- PARTNERSHIP ORGANIZATION

     Community Investment Partners III L.P., LLLP (the "Partnership") was formed as a limited partnership on July 23, 1997 under the Revised Uniform Limited Partnership Act of Missouri and subsequently registered on July 23, 1997 as a limited liability limited partnership under the Uniform Partnership Act of Missouri. The Partnership was formed with initial capital contributions on August 11, 1997 of $1,000 by CIP Management L.P., LLLP (the "Managing General Partner") and $100 by the Initial Limited Partner. The Initial Limited Partner, which is a related party, purchased an interest in the Partnership of $100 to permit the formation of the Partnership. The Managing General Partner will own approximately 1% of total contributed capital.

     The Managing General Partner is a Missouri limited liability limited partnership formed on October 10, 1989 as a limited partnership and registered as a limited liability limited partnership on July 23, 1997. The general partner of the Managing General Partner is CIP Management, Inc., an indirect subsidiary of The Jones Financial Companies, L.P., LLP. CIP Management, Inc. made an initial capital contribution of $1,000 to the Managing General Partner. On February 20, 1990, Daniel A. Burkhardt made a capital contribution of $5,000 to the Managing General Partner in exchange for a general partner interest and CIP Management, Inc. made an additional capital contribution of $4,000 and became the managing general partner of the Managing General Partner. The Managing General Partner is authorized to admit additional limited partners to the Partnership. In the event that the required minimum of capital contributions is not attained, the Partnership will be dissolved. Upon the admission of additional limited partners, the Initial Limited Partner will withdraw from the Partnership and receive the return of its capital contribution.

     A portion of the costs incurred and to be incurred in connection with the organization and initial registration of the Partnership will be paid by the Managing General Partner and its affiliates; however, the Partnership will reimburse such costs up to a maximum of 6% of gross offering proceeds. Organization and offering expenses in excess of 6% of gross offering proceeds will be borne by the Managing General Partner and its affiliates. Such costs reimbursed by the Partnership will be capitalized and amortized over a 60 month period.

NOTE 2 -- BUSINESS

     The Partnership has elected to be a business development company under the Investment Company Act of 1940, as amended. As a business development company, the Partnership is required to invest at least 70% of its assets in qualifying investments as specified in the Investment Company Act.

     The Partnership intends to seek long-term capital appreciation by making investments in companies and other special investment situations. The Partnership shall not engage in any other business or activity. The Partnership will dissolve on December 31, 2012, subject to the right of the Individual General Partners to extend the term for up to two additional two-year periods.

     The Managing General Partner expects to have invested the net proceeds of the Partnership's offering (excluding amounts held in reserve) within two years from the date of the last Closing.

NOTE 3 -- ALLOCATION OF PARTNERSHIP PROFITS AND LOSSES

     The Partnership Agreement contains provisions that govern the allocation of profits and losses to the Partners of the Partnership in the manner described below.

     Generally, profits under the Partnership's Partnership Agreement will be allocated 99% to the Limited Partners and 1% to the General Partners until the Partners' capital accounts equal their undistributed capital contributions. Thereafter, profits will be allocated 90% to the Limited Partners and 10% to the General Partners in an amount sufficient to cause their capital accounts to equal an amount equal to two times their capital contributions less cumulative distributions, at which time profits will be allocated 80% to the Limited Partners and 20% to the General Partners.

     Generally, losses under the Partnership's Partnership Agreement will be allocated 99% to the Limited Partners and 1% to the General Partners; provided, however, that losses will be allocated 80% to the Limited Partners and 20% to the General Partners to the extent of any prior allocations of profits which were made to the Partners on an 80%/20% basis. Next, losses will be allocated 90% to the Limited Partners and 10% to the General Partners to the extent of any prior allocations of profits which were made to the Partners on a 90%/10% basis. Thereafter, losses, if any, will be allocated to those Partners who bear the economic risk of loss.

NOTE 4 -- MANAGEMENT FEE

     The Partnership will pay the Managing General Partner a quarterly management fee at an annual rate equal to 1.5% of the total assets of the Partnership as reflected on its most recent quarterly or annual balance sheet.

NOTE 5 -- INCOME TAXES

     Income taxes are not provided for by the Partnership because taxable income
(loss) of the Partnership is includable in the income tax returns of the partners.

NOTE 6 -- USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of
CIP Management, L.P.

     In our opinion, the accompanying balance sheet presents fairly, in all material respects, the financial position of CIP Management, L.P. (the "Managing General Partner") at June 30, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Managing General Partner's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

St. Louis, Missouri
August 12, 1997

                              CIP MANAGEMENT, L.P.
                                 BALANCE SHEET
                                 JUNE 30, 1997

ASSETS
  Cash......................................................    $119,597
  Investment in CIP, L.P....................................     408,818
  Investment in CIP II, L.P.................................      18,319
                                                                --------
          Total Assets......................................    $546,734
                                                                ========
PARTNERS' CAPITAL
  General Partners..........................................    $ 10,935
  Limited Partner...........................................     535,799
                                                                --------
          Total Partners' Capital...........................    $546,734
                                                                ========

NOTE 1 -- ORGANIZATION AND BUSINESS

     CIP Management L.P., LLLP (the "Managing General Partner") is a Missouri limited liability partnership which was formed on October 10, 1989 as a limited partnership and which registered as a limited liability limited partnership on July 23, 1997. The Managing General Partner was formed with initial capital contributions of $1,000 from its managing general partner, which is CIP Management, Inc., an indirect subsidiary of The Jones Financial Companies, L.P., LLP, and $100 from its sole limited partner, which is The Jones Financial Companies, L.P., LLP. The Managing General Partner is the general partner of Community Investment Partners, L.P., Community Investment Partners II, L.P., and Community Investment Partners III L.P., LLLP, a Missouri limited liability limited partnership (the "Partnership").

     On February 20, 1990, Daniel A. Burkhardt made a capital contribution of $5,000 to the Managing General Partner in consideration of a general partnership interest; CIP Management, Inc. made an additional $4,000 capital contribution to the Managing General Partner in consideration of its general partnership interest and became the managing general partner thereof; and The Jones Financial Companies, L.P., LLP made an additional $489,900 capital contribution to the Managing General Partner in consideration of its limited partnership interest.

NOTE 2 -- INVESTMENT IN PARTNERSHIPS

     CIP Management L.P., LLLP owns an approximate 18% interest in Community Investment Partners, L.P. ("CIP I"). Profits and losses are allocated to the general and limited partners of CIP I on a pro rata basis. CIP Management L.P., LLLP owns an approximate 1% interest in Community Investment Partners II, L.P. ("CIP II"). Profits and losses are allocated to the general and limited partners of CIP II in a similar manner as described below for Community Investment Partners III L.P., LLLP.

     On August 11, 1997, CIP Management L.P., LLLP made a capital contribution of $1,000 in consideration of a Managing General Partner interest in Community Investment Partners III L.P., LLLP ("CIP III"). Under the terms of the CIP III Partnership Agreement, the Managing General Partner is authorized to admit additional limited partners to the Partnership. The Managing General Partner will acquire interests in the Partnership in an amount equal to 1% of total capital contributions to the Partnership.

     Generally, profits under the CIP III Partnership Agreement will be allocated 99% to the Limited Partners and 1% to the General Partners until the Partners' capital accounts equal their undistributed capital contributions. Thereafter, profits will be allocated 90% to the Limited Partners and 10% to the General Partners in an amount sufficient to cause their capital accounts to equal an amount equal to two times their capital contributions less cumulative distributions, at which time profits will be allocated 80% to the Limited Partners and 20% to the General Partners.

     Generally, losses under the CIP III Partnership Agreement will be allocated 99% to the Limited Partners and 1% to the General Partners; provided, however, that losses will be allocated 80% to the Limited Partners and 20% to the General Partners to the extent of any prior allocations of profits which were made to the Partners on an 80%/20% basis. Next, losses will be allocated 90% to the Limited Partners and 10% to the General Partners to the extent of any prior allocations of profits which were made to the Partners on a 90%/10% basis. Thereafter, losses, if any, will be allocated to those Partners who bear the economic risk of loss.

     The Partnership intends to seek long-term capital appreciation by making investments in companies and other special investment situations. The Partnership will not engage in any other business or activity.

NOTE 3 -- INDEMNIFICATION OF THE INDIVIDUAL GENERAL PARTNERS

     The Partnership Agreements for CIP I, CIP II and CIP III provide that to the extent that an Individual General Partner has a valid claim for indemnification from the Partnership (as described under "Summary of the Partnership Agreement -- Indemnification of the General Partners by the Partnership" in this Prospectus) and has pursued such claim against the Partnership, but such claim has not been satisfied, the Managing General Partner, in its individual capacity, will satisfy such claim.

NOTE 4 -- MANAGEMENT FEE

     The Partnership will pay the Managing General Partner a quarterly management fee at an annual rate equal to 1.5% of the total assets of the Partnership as reflected on its most recent quarterly or annual balance sheet.

NOTE 5 -- INCOME TAXES

     Income taxes are not provided for by the Managing General Partner because taxable income (loss) of the Managing General Partner is includable in the income tax returns of the partners.

NOTE 6 -- USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     PURCHASERS OF THE UNITS WILL NOT BE PURCHASING ANY INTEREST IN CIP MANAGEMENT L.P., LLLP.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
CIP Management, Inc.

     In our opinion, the accompanying balance sheet presents fairly, in all material respects, the financial position of CIP Management, Inc. (the "Company") at June 30, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

St. Louis, Missouri
August 12, 1997

                              CIP MANAGEMENT, INC.
                                 BALANCE SHEET
                                 JUNE 30, 1997

ASSETS
  Cash.............................................................................   $ 1,550
  Investment in CIP Management, L.P. ..............................................     5,477
                                                                                      -------
     Total Assets..................................................................   $ 7,027
                                                                                       ======
LIABILITIES AND SHAREHOLDER'S EQUITY
  Liability
     Due to Affiliate..............................................................   $ 3,045
  Shareholder's Equity
     Common Shares -- $1.00 par value; 30,000 shares authorized; 1,000 shares
      issued and outstanding.......................................................     1,000
     Pain-In-Capital...............................................................     4,000
     Retained Deficit..............................................................    (1,018)
                                                                                      -------
  Total Liabilities and Shareholder's Equity.......................................   $ 7,027
                                                                                       ======

NOTE 1 -- ORGANIZATION AND BUSINESS

     CIP Management, Inc. (the "Company"), a Missouri corporation formed on October 5, 1989, is an indirect wholly-owned subsidiary of The Jones Financial Companies, L.P., LLP, and is the managing general partner of CIP Management L.P., LLLP (which registered as a limited liability limited partnership on July 23, 1997), which in turn is the managing general partner of Community Investment Partners, L.P., Community Investment Partners II, L.P. and Community Investment Partners III L.P., LLLP. On October 13, 1989, the Company contributed $1,000 to CIP Management L.P., LLLP. On February 20, 1990, the sole shareholder of the Company made an additional $4,000 capital contribution to the Company. On the same date, the Company made an additional $4,000 capital contribution to CIP Management L.P., LLLP in consideration of its general partnership interest. CIP Management, Inc. owns 1% of CIP Management L.P., LLLP.

NOTE 2 -- RELATED PARTY TRANSACTIONS

     The Company is furnished certain management and accounting services by The Jones Financial Companies, L.P., LLP. The allocated cost of such services approximates the earnings of the Company.

NOTE 3 -- USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     PURCHASERS OF THE UNITS WILL NOT BE PURCHASING ANY INTEREST IN CIP MANAGEMENT, INC.

                                                                       EXHIBIT A

================================================================================

                              AMENDED AND RESTATED

                                  AGREEMENT OF

                             LIMITED PARTNERSHIP OF

                  COMMUNITY INVESTMENT PARTNERS III L.P., LLLP

   (A MISSOURI LIMITED PARTNERSHIP REGISTERED AS A LIMITED LIABILITY LIMITED
                                  PARTNERSHIP)

                           -------------------------

                      DATED AS OF                  , 1997

================================================================================

                       AMENDED AND RESTATED AGREEMENT OF
                             LIMITED PARTNERSHIP OF
                  COMMUNITY INVESTMENT PARTNERS III L.P., LLLP
   (A MISSOURI LIMITED PARTNERSHIP REGISTERED AS A LIMITED LIABILITY LIMITED
                                  PARTNERSHIP)

     AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP of Community Investment Partners III L.P., LLLP (the "Partnership") dated as of
              , 1997, among CIP Management L.P., LLLP, a Missouri limited liability limited partnership, as Managing General Partner, Thomas A. Hughes and Ralph G. Kelly, as Individual General Partners, Steven Novik, the Initial Limited Partner, and those parties who shall hereafter be admitted as and listed in the books and records of the Partnership as Additional Limited Partners and as Substituted Limited Partners.

     WHEREAS, certain of the parties hereto have previously formed a limited partnership under the Missouri Revised Uniform Limited Partnership Act pursuant to a Certificate of Limited Partnership dated July 23, 1997.

     WHEREAS, also on July 23, 1997, the Managing General Partner caused to be filed with the Missouri Secretary of State an Application for Registration of a Limited Liability Limited Partnership in accordance with the Missouri Uniform Partnership Act and Missouri Revised Uniform Limited Partnership Act.

     WHEREAS, the parties hereto desire to continue said limited liability limited partnership pursuant to said Acts.

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein made and intending to be legally bound, the Partners hereby agree as follows:

                                  ARTICLE ONE
                                 DEFINED TERMS

     The defined terms as used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article One.

     1.1.1 "Additional Limited Partners" shall mean those Persons admitted to the Partnership as limited partners pursuant to paragraph 3.3 and shown as Limited Partners on the books and records of the Partnership and who are named or deemed to be named in the Certificate of Limited Partnership as limited partners of the Partnership.

     1.1.2 "Adjusted Capital Contribution" shall mean, at any specified time, the Capital Contribution to the Partnership by all Partners or any one Partner, as the case may be, reduced by distributions of Distributable Cash and Liquidation Assets to the Partners or such Partner, as the case may be, pursuant to paragraph 4.1 and paragraph 9.2.2, respectively.

     1.1.3 "Affiliate" shall have the same meaning that "affiliated person" has in the 1940 Act.

     1.1.4 "Agreement" shall mean this Agreement of Limited Partnership, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

     1.1.5 "Assign" shall mean, with respect to an Interest or Unit or any part thereof, to offer, sell, exchange, assign, redeem, transfer, give or otherwise dispose of, whether voluntarily or by operation of law, except that in the case of a bona fide pledge or hypothecation, no Assignment shall be deemed to have occurred unless and until the secured party has exercised his right of foreclosure with respect thereto.

     1.1.6 "Assignee" shall mean a Person to whom one or more Units have been Assigned in a manner permitted under Article Eight hereof and who has executed and delivered the instruments described in paragraph 8.2 hereof, but who has not become a Substituted Limited Partner.

     1.1.7 "Capital Account" as to any Partner, shall mean such Partner's Capital Contribution, plus his share of any Profits, reduced by his share of any Losses and by his share of any distributions of cash or assets (including without limitation, any note of the Partnership issued to a removed Managing General Partner pursuant to paragraph 6.3.2) and as otherwise increased or decreased in accordance with the tax accounting principles set forth in Treasury Regulation Section 1.704-1(b)(2)(iv) of the Code.

     1.1.8 "Capital Call Date" shall have the meaning contained in paragraph
3.3.3 hereof.

     1.1.9 "Capital Contribution" shall mean, at any specified time, the total amount of money actually contributed to the Partnership by all Partners or any one Partner, as the case may be (or any predecessor holders of Interests of such Partner or Partners), subject to adjustment pursuant to paragraph 3.3.3.

     1.1.10 "Certificate of Limited Partnership" shall mean the document filed as a Certificate of Limited Partnership with the Secretary of State of the State of Missouri in order to form the Partnership under the laws of such State, as it may be amended, modified, supplemented or restated from time to time, as the context requires.

     1.1.11 "Closing" shall have the meaning assigned to it by the Prospectus.

     1.1.12 "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time, and applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provisions of future law.

     1.1.13 "Consent" shall mean the approval of a Person, given as provided in paragraph 11.1, to do the act or thing for which the approval is solicited, or the act of granting such approval, as the context may require. Reference to the Consent of a majority or specified percentage in Interest of the Limited Partners means the Consent of Limited Partners whose aggregate Capital Contributions represent over 50% or at least such specified percentage, respectively, of the Capital Contributions of all Limited Partners.

     1.1.14 "Deferred Distribution Amount" shall have the meaning contained in paragraphs 4.1.1 and 9.2.2.

     1.1.15 "Distributable Cash" shall have the meaning contained in paragraph 4.1.1.

     1.1.16 "Fiscal Year" shall mean the calendar year.

     1.1.17 "General Partner Distribution" shall have the meaning contained in paragraphs 4.1.1 and 9.2.2.

     1.1.18 "General Partners" shall mean the Individual General Partners and the Managing General Partner, and/or any other Person which becomes a successor or additional General Partner of the Partnership as provided herein, in such Person's capacity as a General Partner of the Partnership.

     1.1.19 "Incapacity" shall mean, as to any Person, the entry of an order for relief in a bankruptcy proceeding ("bankruptcy"), death, adjudication of incompetence or insanity, disability, incapacity, dissolution or termination (other than by merger or consolidation), as the case may be, of such Person.

     1.1.20 "Independent" shall mean any individual who is not an "interested person" of the Partnership, as defined in the 1940 Act.

     1.1.21 "Independent Expert" shall mean a Person with no material current or prior business or personal relationship with the Managing General Partner or its Affiliates who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Partnership, and who is qualified to perform such work.

     1.1.22 "Independent General Partners" shall mean Ralph G. Kelly and Thomas
A. Hughes and/or any other natural person who becomes a successor or additional General Partner of the Partnership as provided herein and who is not an "interested person" of the Partnership (within the meaning of the 1940 Act), in such individual's capacity as an Independent General Partner of the Partnership.

     1.1.23 "Individual General Partners" shall mean the Independent General Partners and/or any other natural person who becomes a successor or additional Individual General Partner of the Partnership as provided herein, in such individual's capacity as an Individual General Partner of the Partnership.

     1.1.24 "Initial Limited Partner" shall mean Steven Novik.

     1.1.25 "Interest" shall mean (a) the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with all the terms and provisions of this Agreement and (b) for purposes of determining and maintaining Capital Accounts as provided in paragraph 4.3 and for determining allocations and distributions under Articles Four and Nine, the interest of an Assignee therein. Reference to a majority or specified percentage in Interest of Limited Partners shall mean Limited Partners whose aggregate Capital Contributions represent over 50% or at least such specified percentage, respectively, of the aggregate Capital Contributions of all Limited Partners.

     1.1.26 "Limited Partner" shall mean any Person who is a limited partner of the Partnership as shown as such on the books and records of the Partnership (whether the Initial Limited Partner, an Additional Limited Partner or a Substituted Limited Partner) at the time of reference thereto and who is named or deemed to be named in the Certificate of Limited Partnership as a limited partner of the Partnership, in such Person's capacity as a limited partner of the Partnership, and for purposes of determining and maintaining Capital Accounts as provided in paragraph 4.3 and for determining allocations and distributions under Articles Four and Nine, an Assignee. Any reference to "Limited Partner" shall include the then current Limited Partner and the predecessor(s) of the Interest in the Partnership of such Limited Partner.

     1.1.27 "Liquidation Assets" shall have the meaning contained in paragraph 9.2.2.

     1.1.28 "Losses" shall mean the losses of the Partnership for Federal income tax purposes including, without limitation, each item of Partnership income, gain, loss, deduction, and tax-exempt income and non-deductible expenses of the Partnership.

     1.1.29 "Management Agreement" shall mean the management agreement between the Partnership and the Management Company in substantially the form filed as an exhibit to the Registration Statement, as amended or renewed from time to time, and any successor or replacement management or investment advisory agreement thereto entered into in accordance with this Agreement.

     1.1.30 "Management Company" shall mean CIP Management L.P., LLLP, a Missouri limited liability limited partnership, and/or any other Person which becomes a successor Management Company, in such Person's capacity as the Management Company to the Partnership.

     1.1.31 "Managing General Partner" shall mean CIP Management L.P., LLLP, a Missouri limited liability limited partnership, and/or any other Person which becomes a successor Managing General Partner of the Partnership as provided herein, in such Person's capacity as Managing General Partner of the Partnership.

     1.1.32 The "1940 Act" shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, as amended by the Small Business Investment Incentive Act of 1980, and as amended from time to time.

     1.1.33 "Notification" shall mean a writing, containing the information required by this agreement to be communicated to any Person sent as provided in paragraph 14.1.

     1.1.34 "Partners" shall mean the General Partners and the Limited Partners unless otherwise indicated.

     1.1.35 "Partnership" shall mean the limited partnership continued by and governed under and pursuant to this Agreement, as such limited partnership may from time to time be constituted.

     1.1.36 "Partnership Act" shall mean the Missouri Revised Uniform Limited Partnership Act, as amended from time to time.

     1.1.37 "Person" shall mean any individual or a partnership, corporation, unincorporated organization or association, trust or other entity.

     1.1.38 "Profits" shall mean the profits of the Partnership for Federal income tax purposes including, without limitation, each item of Partnership income, gain, loss, deduction, and tax-exempt income and non-deductible expenses of the Partnership.

     1.1.39 "Prospectus" shall, at the time of reference thereto, mean the prospectus contained in the Registration Statement at the time in effect; except that if the prospectus filed by the Partnership pursuant to Rule 424(b) or (c) under the Securities Act of 1933 differs from the prospectus contained in the Registration Statement, as aforesaid, then the term "Prospectus" refers to the Rule 424(b) or 424(c) prospectus from and after the time it is mailed to the Securities and Exchange Commission for filing.

     1.1.40 "Registration Statement" shall mean the registration statement on file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 for the registration of the Units to be sold to the Additional Limited Partners at the time the registration statement becomes effective, including financial statements and schedules and the information deemed to be included therein pursuant to Rule 430A under said Act; except that if the Partnership files a post-effective amendment to the registration statement or a new registration statement the prospectus included in which may be used by the Partnership pursuant to Rule 429 under the Securities Act of 1933, then the term "Registration Statement" shall, from and after the declaration of the effectiveness of such post-effective amendment of such new registration statement, refer to the registration statement as amended by such post-effective amendment thereto or the then effective registration statement, as the case may be.

     1.1.41 "Roll-Up" shall mean the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Partnership and the issuance of securities of a Roll-Up Entity. Such term does not include:

          (a) a transaction involving securities of the Partnership that have been listed for at least 12 months on a national securities exchange or traded through the NASDAQ National Market System; or

          (b) a transaction involving the conversion to corporate, trust or association form of only the Partnership if, as a consequence of the transaction, there will be no significant adverse change in any of the following: (i) Limited Partners' voting rights; (ii) the term of existence of the Partnership; (iii) compensation of the Managing General Partner or its affiliates; or (iv) the Partnership's investment objectives.

     1.1.42 "Roll-Up Entity" shall mean a partnership, real estate investment trust, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.

     1.1.43 "Subscription Price" shall mean the total amount of money required to be contributed to the Partnership by any one Additional Limited Partner as determined by the number of Units at $25 each for which any one Additional Limited Partner has subscribed.

     1.1.44 "Substituted Limited Partner" shall mean any Person admitted to the Partnership as a Limited Partner pursuant to the provisions of paragraph 8.3 and shown as such on the books and records of the Partnership and who is named or deemed to be named in the Certificate of Limited Partnership as a limited partner of the Partnership.

     1.1.45 "Unit" shall mean the Interest attributable to a subscription of $25 to the Partnership by, or on behalf of, the Limited Partner who originally acquired the Interest.

                                  ARTICLE TWO
                                  ORGANIZATION

     2.1 GOVERNANCE. The undersigned parties hereto continue the Partnership formed pursuant to the provisions of the Partnership Act and registered as a limited liability limited partnership pursuant to the Uniform Partnership Act and the Partnership Act. The rights and liabilities of the Partners shall be as provided in the Partnership Act and/or the Missouri Uniform Partnership Act, as applicable, except as herein otherwise expressly provided. An Interest shall be personal property for all purposes.

     2.2 NAME, PLACE OF BUSINESS AND OFFICE. The name of the limited liability limited partnership continued hereby shall be "Community Investment Partners III L.P., LLLP" The business of the Partnership may be conducted, upon compliance with all applicable laws, under any other name designated in writing by the Individual General Partners from time to time. The Partnership shall maintain its principal office at 12555 Manchester Road, St. Louis, Missouri 63131. The Managing General Partner may at any time change the location of the Partnership's offices and may establish additional offices, if it deems it advisable. Notification of any such change shall be given to the Limited Partners on or before the date of any such change.

     2.3 PURPOSE. The Partnership is authorized and empowered to elect to operate, and to operate, as a business development company under the 1940 Act. The Partnership's investment objective is to provide the Partners with long-term capital appreciation on their investment. Subject to paragraph 5.2, the Partnership will seek to accomplish this objective by providing capital to corporations, partnerships, joint ventures and other enterprises and assisting in developing the business of such enterprises in which the Partnership has an interest, direct or indirect. The Partnership may engage in any and all activities necessary or incidental to the accomplishment of the foregoing purposes.

     2.4 TERM. The Partnership shall continue in existence until December 31, 2012, unless further extended by the Individual General Partners for up to two additional two-year periods from such date if the Individual General Partners determine that such an extension is in the best interest of the Partnership, or until dissolution prior thereto pursuant to paragraph 9.1 hereof.

     2.5 REGISTERED AGENT AND REGISTERED OFFICE. The address of the Partnership's registered office in the State of Missouri is 12555 Manchester Road, St. Louis, Missouri 63131. The name and address of the Partnership's registered agent for service of process on the Partnership at such registered office is Daniel A. Burkhardt, 12555 Manchester Road, St. Louis, Missouri 63131. The Individual General Partners may at any time change the address of the registered office or the identity of the registered agent.

     2.6 QUALIFICATION IN OTHER JURISDICTIONS. The Individual General Partners shall cause the Partnership to be qualified, formed, reformed or registered under assumed or fictitious name statutes or similar laws in any jurisdiction in which the Partnership owns property or transacts business if such qualification, formation, reformation or registration is necessary or appropriate in order to protect the limited liability of the Limited Partners or to permit the Partnership lawfully to own property or transact business. The Individual General Partners shall execute, file and publish all such certificates, notices, statements or other instruments necessary to permit the Partnership to conduct business as a limited partnership in all jurisdictions where the Partnership elects to do business and to maintain the limited liability of the Limited Partners.

                                 ARTICLE THREE
                              PARTNERS AND CAPITAL

     3.1 GENERAL PARTNERS.

     3.1.1 The General Partners shall consist of such number of Individual General Partners as shall be fixed pursuant to paragraph 3.1.2 and a Managing General Partner. The mailing addresses of the General Partners are set forth opposite their respective names on the signature page hereof. The Managing General Partner has made a cash Capital Contribution to the Partnership in the aggregate amount of $1,000. If necessary, the Managing General Partner and the Individual General Partners shall make additional cash Capital Contributions in an amount sufficient so that the General Partners' aggregate Capital Contributions shall at all times equal at least 1% of the aggregate Capital Contributions of all Partners. The relative amounts of the Capital Contributions of the respective General Partners shall be determined by agreement among the General Partners.

     3.1.2 The number of Individual General Partners shall be fixed from time to time by the Individual General Partners then in office, provided, however, that the number of Individual General Partners shall in no event be less than two or more than six (except prior to the initial public offering of Units). A majority of the General Partners shall at all times be Independent General Partners. If at any time the number of Independent General Partners is less than a majority of the General Partners, within 90 days thereafter the remaining Individual General partners shall designate and admit one or more successor Independent General Partners so as to restore the number of Independent General Partners to a majority of the General Partners. Each Limited Partner hereby Consents to the admission of any successor Independent General Partner pursuant to this paragraph 3.1.2 and no further Consent shall be required.

     3.1.3 Any Person named herein, or elected or appointed, to the office of General Partner shall thereafter hold office until his removal pursuant to paragraph 6.3 or withdrawal pursuant to paragraph 6.1 or 6.2, as the case may be, or until his successor shall have been elected and admitted at a meeting of Limited Partners called pursuant to paragraph 11.4 for the purpose of electing General Partners. General Partners may succeed themselves in office. The Individual General Partners may designate and admit successor Individual General Partners to fill vacancies created by the retirement or withdrawal of an Individual General Partner pursuant to paragraph 6.1 or by the removal of an Individual General Partner by the Individual General Partners pursuant to paragraph 6.3 and the Individual General Partners may also designate and admit Individual General Partners to fill any vacancies created by an increase in the number of Individual General Partners pursuant to paragraph 3.1.2. In the event that no Individual General Partner remains, the Managing General Partner shall perform all duties of an Individual General Partner under this Agreement to the extent permitted by the 1940 Act and shall, within 90 days, call a special meeting of Limited Partners for the purpose of electing and admitting Individual General Partners. Each Limited Partner hereby Consents to the admission of any successor Individual General Partner pursuant to this paragraph 3.1.3 and no further Consent shall be required.

     3.1.4 No General Partner, as such, shall be required to lend any funds to the Partnership or to make any additional capital contribution to the Partnership except as set forth in paragraph 3.1.1 or paragraph 9.2.3.

     3.2 INITIAL LIMITED PARTNER.

     3.2.1 The name and mailing address of the Initial Limited Partner is Steven Novik, 12555 Manchester Road, St. Louis, Missouri 63131. The Initial Limited Partner will make a $100 Capital Contribution to the Partnership in order to form the Partnership under the Partnership Act.

     3.2.2 Upon the admission of the Additional Limited Partners pursuant to paragraph 3.3.1, the Initial Limited Partner shall withdraw from the Partnership and shall be entitled to receive forthwith his Capital Contribution, without interest or reduction.

     3.3 ADDITIONAL LIMITED PARTNERS.

     3.3.1 The Managing General Partner is authorized to admit Additional Limited Partners to the Partnership. The initial Capital Contribution of each of the Additional Limited Partners shall be made in cash in an amount equal to one-half of his, her or its Subscription Price. The manner of the offering of the Units, the terms and conditions under which subscriptions for such Units will be accepted, and the manner of and conditions to the sale of Units to subscribers therefor and the admission of such subscribers as Additional Limited Partners will be as provided in the Prospectus in all material respects and subject to any provisions thereof.

     3.3.2 The names, mailing addresses and Capital Contributions of the Additional Limited Partners shall be set forth in the books and records of the Partnership, as amended from time to time.

     3.3.3 Each Additional Limited Partner shall, at the request of the Individual General Partners, made at any time but only once during the two-year period commencing on the date of the last Closing (as defined in the Prospectus), contribute such amount of its remaining Subscription Price as is required by the Individual General Partners as an additional Capital Contribution to the Partnership. Such additional Capital Contribution shall be due and payable in cash on the date and in the amount specified in the Notification from the Individual General Partners making such request, which date shall be not earlier than the 45th day following the date of such Notification (the "Capital Call Date") and which Notification shall be given not less than 45 days prior to the end of said two-year period. In the event any Additional Limited Partner fails to make such additional Capital Contribution on or before the Capital Call Date (a "Defaulting Partner"), the Defaulting Partner shall be deemed to have transferred to the other non-Defaulting Partners on a pro rata basis in proportion to their Capital Contributions an amount equal to twenty percent (20%) of the Defaulting Partner's Capital Contribution, effective as of such Capital Call Date, which will have the effect of reducing such Defaulting Partner's Interest and Units in the Partnership by sixty percent (60%) (or such proportionate lesser percentages in the case of additional Capital Contributions of less than the entire remaining Subscription Price). The portion of the Defaulting Partner's Capital Contribution transferred to the non-Defaulting Partners shall be deemed a Capital Contribution by such non-Defaulting Partners on a pro rata basis in proportion to their Capital Contributions and shall proportionately increase their Interest and Units in the Partnership. Such transfer shall constitute the sole and exclusive remedy of the Partnership and the other Partners for any such default in making additional Capital Contributions by an Additional Limited Partner.

     3.3.4 No Limited Partner, as such, shall be required or authorized to lend any funds to the Partnership or (except as provided in paragraph 3.3.3) to make any additional capital contributions to the Partnership.

     3.4 PARTNERSHIP CAPITAL.

     3.4.1 No Partner shall be paid interest on any Capital Contribution to the Partnership or on such Partner's Capital Account.

     3.4.2 No Partner shall have any right to demand and receive the return of his, her or its Capital Contribution, except upon the withdrawal of a General Partner pursuant to Article Six or upon dissolution of the Partnership pursuant to Article Nine, and except as provided in paragraph 3.2.2 or 3.9. No Partner shall have the right to demand property other than cash in return for its Capital Contribution. The Individual General Partners may, however, from time to time, elect to make partial returns of Capital Contributions to Partners, provided that at the time of such partial returns of Capital Contributions to
Partners: (1) all liabilities of the Partnership to Persons other than Partners have been paid or, in the good faith determination of the Individual General Partners, there remains property of the Partnership sufficient to pay them and
(2) the Individual General Partners cause the books and records of the Partnership to be amended to reflect a reduction in Capital Contributions. In the event that the Individual General Partners elect to make a partial return of Capital Contributions to Partners, such distribution shall be made in accordance with paragraph 4.1 hereof. Each Partner, by becoming such, consents to such distribution theretofore and thereafter duly authorized and made in accordance with this paragraph 3.4.2.

     3.4.3 The Partnership may, but is not required to, redeem or repurchase Units to the extent permitted by the 1940 Act. The General Partners and their Affiliates may purchase and hold Units for their own accounts, to the extent permitted by the 1940 Act.

     3.5 LIABILITY OF PARTNERS.

     3.5.1 Subject to paragraph 3.5.2, no Limited Partner shall have any personal liability whatever in his, her or its capacity as a Limited Partner, whether to the Partnership, to any of the Partners or to the creditors of the Partnership, for the debts, liabilities, contracts or any other obligations of the Partnership or for any losses of the Partnership. A Limited Partner shall be liable only to make his, her or its Capital Contribution in the amount of his, her or its Subscription Price and shall not be required to lend any funds to the Partnership or, after his, her or its Capital Contribution shall have been fully paid, subject to paragraph 3.5.2, to make any further capital contributions to the Partnership or to repay to the Partnership, any Partner, or any creditor of the Partnership all or any fraction of any negative amount of such Limited Partner's Capital Account.

     3.5.2 In accordance with the laws of the State of Missouri, a Limited Partner may, under certain circumstances, be required to return to the Partnership, for the benefit of the Partnership's creditors, amounts previously distributed to such Partner as a return of his, her or its contribution or wrongfully made to such Limited Partner. It is the intent of the Individual General Partners that no distribution to any Limited Partner of available cash pursuant to paragraph 4.1 (except as provided in paragraph 3.4.2) shall be deemed a return or withdrawal of his, her or its contribution, and that no Limited Partner shall be obligated to pay any such amount to, or for the account of, the Partnership or any creditor of the Partnership. Any such obligation of a Limited Partner to return amounts distributed to it shall be the obligation of such Limited Partner and not of the General Partners.

     3.5.3 Neither the General Partners nor any of their Affiliates shall have any personal liability to any Limited Partner for the repayment of any amounts outstanding in the Capital Account of a Limited Partner, including, but not limited to, Capital Contributions. Any such payment shall be solely from the assets of the Partnership. The General Partners shall not be liable to any Limited Partner by reason of any change in Federal or state income tax laws as they apply to the Partnership and the Limited Partners, whether such change occurs through legislative, judicial or administrative action, so long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Partnership.

     3.5.4 Neither the General Partners nor any of their Affiliates shall have any personal liability to repay to the Partnership any portion or all of any negative amount of the General Partner's Capital Account, except as otherwise provided in paragraph 9.2.3.

     3.6 LENDER AS PARTNER. No creditor who makes a loan to the Partnership may have or acquire, at any time as a result of making the loan, any direct or indirect interest in the profits, capital or property of the Partnership, other than as a secured creditor or other than as result of the exercise of the rights thereof.

     3.7 GENERAL PARTNER AS LIMITED PARTNER. A General Partner shall also be a Limited Partner to the extent that he purchases Units or purchases or becomes a transferee of all or any part of the Interest of a Limited Partner, and to such extent shall be treated in all respects as a Limited Partner, and the Consent of any Limited Partner to such transfer to a General Partner need not be obtained. The General Partners' Capital Contributions referred to in paragraph 3.1.1 will be made in their capacity as General Partners and such Capital Contributions will not entitle the General Partners to any rights of a Limited Partner, including without limitation, those rights set forth in Article Seven.

     3.8 NO PREEMPTIVE RIGHTS. No Partner or Assignee shall have any preemptive right, including, without limitation, any preemptive right with respect to (a) additional Capital Contributions; (b) issuance or sale of Units, whether unissued, held in the treasury or hereafter created; (c) issuance of any obligations, evidences of indebtedness or other securities of the Partnership convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase or subscribe to, any such unissued Units or Units held in treasury; (d) issuance of any right of, subscription to or right to receive, or any warrant or option for the purchase of, any of the foregoing securities; or
(e) issuance or sale of any other securities that may be issued or sold by the Partnership.

     3.9 CERTAIN RETURNS OF CAPITAL.

     3.9.1 Any portion of the Capital Contributions of the Partners available for investment that has not been invested or committed for investment in portfolio company investments within two years from the date of receipt by the Partnership thereof at a Closing or a Capital Call Date, as the case may be ("Investment Period"), shall be distributed as Distributable Cash as soon as practicable after the end of the Investment Period to the Partners, together with any interest actually earned thereon and not theretofore distributed, in accordance with paragraph 4.1 hereof, by the Partnership.

     For the purpose of this Agreement, funds will be deemed to have been committed to investment and will not be returned to the Limited Partners to the extent that:

          (a) such funds have been utilized or set aside to pay acquisition fees or acquisition expenses, if any, in connection with any Partnership funds invested or committed for investment in portfolio company investments within the Investment Period;

          (b) such funds have been set aside for working capital;

          (c) such funds have been set aside to pay amounts payable, or expected to be payable, under written agreements or under agreements in principle, commitment letters, letters of intent or understanding, option agreements or any similar contracts or understandings which have been executed and are in effect at the end of the Investment Period; or

          (d) such funds have been set aside and reserved at the end of the Investment Period to make contingent payments in connection with any portfolio company investments, including for payment of additional or follow-on funds to the portfolio company.

     3.9.2 In the event that the Independent General Partners shall determine that any funds referred to in paragraph 3.9.1(a)-(d) have not been and will not be applied to the uses for which such funds were set aside and reserved, such funds shall, as promptly as practicable thereafter, be distributed by the Partnership as Distributable Cash in accordance with paragraph 4.1 hereof.

     3.9.3 The Partnership intends to invest at least 65% of the total assets received by the Partnership as Capital Contributions in securities of portfolio companies pursuant to the investment objectives in the Prospectus within two years of the Partnership's last Closing Date and, in the case of Capital Contributions received by the Partnership at the Capital Call Date, will invest at least 65% in such portfolio companies within two years of receipt by the Partnership of Capital Contributions at the Capital Call Date. In each case, if such 65% level of portfolio company investment is not achieved within said two-year period, the Partnership will distribute the amount of assets required to reach the 65% level in accordance with paragraph 4.1 hereof.

                                  ARTICLE FOUR
                DISTRIBUTIONS; ALLOCATIONS OF PROFITS AND LOSSES

     4.1 DISTRIBUTIONS.

     4.1.1 All cash that the General Partners do not expect to use in the operation of the Partnership or to invest in portfolio company investments and that is available after the payment of all expenses then due and the creation of reasonable reserves for liabilities and follow-on investments ("Distributable Cash") shall be distributed to the Partners as follows:

          (a) first, 99% to the Limited Partners in proportion to their Capital Contributions and 1% to the General Partners until such time as the Limited Partners shall have received in the aggregate cumulative distributions of Distributable Cash in an amount equal to their Capital Contributions,

          (b) second, 100% to the General Partners shall have received pursuant to this clause (b) an amount equal to any unpaid Deferred Distribution Amount;

          (c) third, 90% to the Limited Partners in proportion to their Capital Contributions and 10% to the General Partners (9% being a General Partner Distribution) until such time as the Limited Partners shall have received in the aggregate cumulative distributions of Distributable Cash in an amount equal to two times their Capital Contributions;

          (d) thereafter, 80% to the Limited Partners in proportion to their Capital Contributions and 20% to the General Partners (19% being a General Partner Distribution).

     All such distributions shall be made no less frequently than annually. Notwithstanding the foregoing, to the extent that making any General Partner Distribution pursuant to clause (c) or (d) or making a distribution pursuant to clause (b) would at the time otherwise payable result in the General Partners receiving cumulative General Partner Distributions from capital gains in excess of 20% of cumulative capital gains realized by the Partnership (net of realized capital losses and unrealized capital depreciation), such excess shall be deferred (and defined to be a Deferred Distribution Amount) and be payable pursuant to clause (b) only to the extent that when paid such payment would not cause such result. Notwithstanding the foregoing, for purposes of this Agreement, such excess shall be treated as having been distributed to the General Partners for purposes of determining General Partner Capital Accounts and Adjusted Capital Contributions.

     4.1.2 In the event of an interim Closing of the sale of Units (as referred to in the Prospectus), Distributable Cash shall be distributed to the Partners, in the proportions in which net investment income has been allocated to them pursuant to paragraph 4.2.2 so that the Capital Accounts of all Limited Partners are equalized on a per Unit basis, such distributions made from Distributable Cash at such times as may be approved by the Individual General Partners.

     4.1.3 To the extent permitted under the 1940 Act, the Individual General Partners may also make in-kind distributions of any or all of the Partnership's portfolio securities in such amounts and at such times as they may determine in their discretion, provided, however, that such securities must be marketable on a securities exchange and must be distributed into and through a liquidating trust. To the extent permitted under the 1940 Act under any required exemptive order received from the Securities and Exchange Commission under the 1940 Act, the Individual General Partners, under terms they determine to be fair and reasonable, may in their discretion approve in-kind distributions to the Managing General Partner in lieu of cash distributions. Unrealized Profits and Losses attributable to securities distributed in kind shall be deemed realized pursuant to paragraph 4.2.1 and shall be allocated as provided in paragraph 4.2.

     4.1.4 The foregoing provisions of this paragraph 4.1 notwithstanding, at any time, but no later than 45 days after the close of the second fiscal quarter of the first fiscal year of the Partnership commencing after the final Closing (as referred to in the Prospectus), and within 45 days after each subsequent fiscal quarter, to the extent necessary, the Individual General Partners may make a special distribution to Partners of Distributable Cash in such amounts as may be necessary to equalize the Capital Accounts of Limited Partners on a per Unit basis. From and after such time (after the third fiscal quarter of the first fiscal year of the Partnership commencing after the final Closing) as Capital Accounts of all Limited Partners are first equalized on a per Unit basis pursuant to this paragraph 4.1.4, no further special distributions shall be made pursuant hereto.

     4.1.5 The foregoing provisions of paragraph 4.1 notwithstanding, distributions shall not be made pursuant hereto to the extent that such distributions are prohibited by restrictions contained in the 1940 Act that are applicable to distributions by the Partnership.

     4.2 ALLOCATION OF PROFITS AND LOSSES.

     4.2.1 The Profits and Losses of the Partnership shall be determined and allocated with respect to each Fiscal Year as of the end of, and within sixty days after the end of, such Fiscal Year. Unrealized Profits and Losses attributable to any securities distributed in kind to Partners shall be deemed realized and shall be thereupon reflected in Capital Accounts in accordance with this Agreement.

     4.2.2 Except as otherwise provided in Section 4.2.3 below, all Profits and Losses shall be allocated as follows:

          (i) Losses of the Partnership shall be allocated among the Partners as follows:

             (a) First, to those Partners in an amount equal to any Profits that were allocated to the Partners pursuant to subparagraph 4.2.2(ii)(d) in the same ratio as such prior allocations of Profits taking into account all prior and contemporaneous allocations of Losses pursuant to this subparagraph 4.2.2(i)(a),

             (b) Second, to those Partners in an amount equal to any Profits that were allocated to the Partners pursuant to subparagraph 4.2.2(ii)(c) in the same ratio as such prior allocations of Profits taking into account all prior and contemporaneous allocations of Losses pursuant to this subparagraph 4.2.2(i)(b), and

             (c) Third, 99% to the Limited Partners in proportion to their Capital Contributions and 1% to the General Partners, provided, however, if any such allocation of Losses would reduce any Partner's Capital Account below zero or would increase the negative balance in such Partner's Capital Account at a time when another Partner has a positive Capital Account, determined after taking into account all prior and contemporaneous allocations of income, gain, loss, deduction or credit and as determined at the close of the taxable year in respect of which such Losses are to be allocated, such excess Losses shall be allocated as follows:

                (1) First, to those Partners with positive Capital Accounts in proportion to their positive Capital Accounts until no Partner shall have a positive Capital Account, and

                (2) Second, any remaining Losses shall be allocated to the Partners in accordance with the manner in which such Partners bear the economic risk of loss.

          (ii) Profits of the Partnership shall be allocated among the Partners, as follows:

             (a) First, pro rata to the Partners in proportion to their deficit Capital Account balances, in an amount equal to the sum of the deficit Capital Account balances,

             (b) Second, 99% to the Limited Partners and 1% to the General Partners in an amount sufficient to cause their Capital Accounts to equal their Adjusted Capital Contributions,

             (c) Third, 90% to the Limited Partners in proportion to their Capital Contributions and 10% to the General Partners in an amount sufficient to cause their Capital Accounts to equal an amount equal to
        (i) two times their Capital Contribution less (ii) cumulative distributions pursuant to paragraph 4.1 and paragraph 9.22, and

             (d) Fourth, 80% to the Limited Partners in proportion to their Capital Contributions and 20% to the General Partners.

     4.2.3 Notwithstanding paragraph 4.2.2:

          (a) In the case of any item of Partnership loss, deduction or Section 705(a)(2)(B) expenditure attributable to a Partnership debt in which a Partner or related person bears the economic risk of loss, such item of loss, deduction or Section 705(a)(2)(B) expenditure shall be allocated to that Partner to the minimum extent required by Treasury Regulation 1.704-1 or any successor thereto;

          (b) If any Partner that is not obligated to restore any deficit balance in such Partner's Capital Account unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulation
     Section 1.704-(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or
     1.704-1(b)(2)(ii)(d)(6), items of Partnership Profits shall be specially allocated to such Partner in an amount and manner sufficient to eliminate a deficit in its Capital Account created by such adjustments, allocations or distributions as quickly as possible. This subparagraph 4.2.3(b), is intended to constitute a "qualified income offset" as defined in Treasury Regulation Section 1.704-1(b)(2)(ii)(d);

          (c) Notwithstanding any other provision of this Agreement to the contrary, the collective interest of the General Partners in each material item of Partnership income, gain, loss, deduction or credit shall be equal to at least 1% of each such item at all times during the existence of the Partnership. In determining the General Partners' interest in such item, Units owned by the General Partners shall be taken into account.

     4.2.4 For purposes of determining the Capital Account balance of any Limited Partner or Individual General Partner as of the end of any Fiscal Year under paragraph 4.2.3 hereof, any such Partner's Capital Account shall be reduced by:

          (a) Allocations of Loss (or any item thereof) as of the end of such Fiscal Year, which reasonably are expected to be allocated to such Partner pursuant to Code Section 704(e)(2), Code Section 706(d), and paragraph
     (b)(2)(ii) of Section 1.751-1 of the Treasury Regulations promulgated under the Code; and

          (b) Distributions that, as of the end of such Fiscal Year, reasonably are expected to be made to such Partner to the extent they exceed offsetting increases to such Partner's Capital Account that reasonably are expected to occur during (or prior to) the Partnership's Fiscal Year in which such distributions reasonably are expected to be made.

     4.3 CAPITAL ACCOUNT. The Partnership shall establish and maintain a Capital Account for each Partner in accordance with tax accounting set forth in Treasury Regulation Section 1.704-1(b)(2)(iv).

     4.4 ALLOCATIONS AND DISTRIBUTION UPON TRANSFERS OF UNITS BY LIMITED
PARTNERS.

     4.4.1 If any Unit is transferred during any fiscal year of the Partnership every item of Partnership income, gain, loss, deduction and credit attributable to such Unit of such fiscal year shall be divided and allocated proportionately between the transferor and the transferee based upon the number of months during such fiscal year for which each party was the holder of the Unit transferred. All Profits and Losses allocated to the Limited Partners shall be allocated to the Persons who were Limited Partners as of the last day of the month for which the allocation is made, provided, however, that a Person who is an Assignee or who is admitted as a Substituted Limited Partner shall be treated as having been assigned such Unit or as having been admitted as a Substituted Limited Partner on such date as the sale, assignment or transfer to such Person was recognized by the Partnership pursuant to paragraph 8.2.1. The Individual General Partners are authorized to amend this Agreement in accordance with paragraph 10.2.2 in order to alter this accounting convention to conform with any regulations issued by the Treasury Department or rulings or advice of the Internal Revenue Service as the Individual General Partners shall deem necessary or appropriate.

     4.4.2 With respect to any period during which a Limited Partner is first entitled to a share of partnership income, gain, loss, deduction or credit, the Partnership shall, with respect to such items of income, gain, loss, deduction or credit, allocate such items among the Persons who are entitled to such items on a basis consistent with the provisions of the Code and the regulations promulgated thereunder.

     4.4.3 All cash distributions to the Limited Partners shall be made to the Persons who were Limited Partners as of the last day of the month preceding the month in which the distribution is made; provided, however, that a

Person who is admitted as a Substituted Limited Partner shall be treated as having been admitted as a Substituted Limited Partner on such date as the sale, assignment or transfer to such Person was recognized by the Partnership pursuant to paragraph 8.2.1.

     4.5 INTENT OF GENERAL PARTNERS RESPECTING ALLOCATIONS AND DISTRIBUTION.

     4.5.1 It is the intent of the General Partners that all distributions shall be distributed in the above 99%/1% ratio until such time as the Limited Partners have received cumulative distributions in the aggregate in an amount equal to their respective Subscription Price. To this end, the General Partners have the authority in their reasonable discretion to amend the Partnership Agreement or adjust the allocations or cash distributions to reflect this intent, without the consent of the Limited Partners.

                                  ARTICLE FIVE
                   RIGHTS AND DUTIES OF THE GENERAL PARTNERS

     5.1 MANAGEMENT POWER.

     5.1.1 Subject to the terms hereof, including but not limited to paragraph 5.1.2, the General Partners shall have full, exclusive and complete discretion in the management and control of the affairs of the Partnership, shall make all decisions affecting Partnership affairs and shall have all of the rights, powers and obligations of a general partner of a limited partnership under the Partnership Act and otherwise as provided by law. The Individual General Partners shall provide overall guidance and supervision with respect to the operations of the Partnership and shall assume the responsibilities and obligations imposed by the 1940 Act and the regulations thereunder on the directors or general partners who are not interested persons of business development companies. Except as otherwise expressly provided in this Agreement, the Individual General Partners are hereby granted the right, power and authority to do on behalf of the Partnership all things which, in their sole judgment, are necessary or appropriate to manage the Partnership's affairs and fulfill the purposes of the Partnership, including, by way of illustration and not by way of limitation, the power and authority from time to time to do the following:

          (a) subject to paragraph 5.2, to acquire in any manner any security or securities (of any class or nature) of any Person and any real or personal property of any nature;

          (b) to incur all expenditures permitted by this Agreement;

          (c) to employ and dismiss from employment any and all employees, agents, attorneys, consultants, custodians of the assets of the Partnership, transfer agents or servicing agents;

          (d) to enter into any sales, agency or dealer agreements and escrow agreements with respect to the sale of Units to Additional Limited Partners and provide for the distribution of such Units by the Partnership through one or more underwriters (which may be Affiliates of the General Partners) or otherwise;

          (e) to enter into, execute, amend, supplement, acknowledge and deliver any and all contracts, agreements or other instruments including, but not limited to, contracts with one or more banks, trust companies or other investment advisers, including General Partners and any of their Affiliates, for the performance of such functions, including the investment and reinvestment of all or part of the Partnership's assets, execution of portfolio transactions, and any or all administrative functions;

          (f) to establish and maintain one or more bank accounts for the Partnership in such bank or banks having assets of at least $25,000,000 as the Individual General Partners may, from time to time, designate as depositaries of the funds of the Partnership;

          (g) to the extent that funds of the Partnership are available, to pay all expenses, debts, obligations and liabilities of the Partnership;

          (h) to the extent that funds of the Partnership are available, to make all distributions periodically to the Partners in accordance with the provisions of paragraph 4.1;

          (i) to borrow money and issue multiple classes of senior indebtedness to the extent permitted by the 1940 Act, and to secure the same by mortgage, pledge or other lien on the assets of the Partnership, and to refinance or repay, in whole or in part, any such borrowings or indebtedness;

          (j) to establish and maintain a Capital Account for each Partner in accordance with this Agreement;

          (k) to the extent permitted by the 1940 Act, to designate and appoint one or more agents for the Partnership who shall have such authority as may be conferred upon them by the Individual General Partners, and who may perform any of the duties, and exercise any of the powers and authority, conferred upon the Individual General Partners hereunder including, but not limited to, designation of one or more agents as authorized signatories on any bank accounts maintained by the Partnership;

          (l) to cause securities owned by the Partnership to be registered in the Partnership name or in the name of a nominee or to be held in street name, as they shall elect and to cause assets of the Partnership to be held in custody in compliance with the applicable requirements of the 1940 Act;

          (m) to establish and maintain the books and records of the Partnership in accordance with paragraph 13.1;

          (n) to establish valuation principles and to periodically apply such principles to the Partnership's portfolio company investment portfolio;

          (o) to make temporary investments of Partnership capital in United States government obligations, investment grade state and municipal bonds, certificates of deposit at banks with at least $25,000,000 in assets and money market securities sold by a bank, such money market securities having investments in securities with investment grade ratings pending final investment disposition or cash distributions to the Partners;

          (p) to purchase put options, and write covered call options, on securities owned by the Partnership to the extent permitted under policies adopted by the Individual General Partners;

          (q) to bring and defend actions at law or in equity;

          (r) to cause the Partnership to purchase or bear the cost of any insurance covering the potential liabilities of a General Partner or any of its Affiliates or any other person serving at the request of a General Partner as a director and/or officer of a corporation or official of any other entity in which the Partnership has an investment;

          (s) to resolve any questions relating to potential conflicts of interest between the Partnership and any of the General Partners or their Affiliates, subject to the provisions of this Article Five;

          (t) to compromise the obligation of a Limited Partner to make a Capital Contribution or return money or other property paid or distributed to it in violation of the Missouri Act; and

          (u) to engage in any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to the accomplishment of the purposes of the Partnership, so long as said activities and contracts may be lawfully carried on or performed by a limited partnership under the 1940 Act and the Partnership Act.

     5.1.2 The Managing General Partner is hereby granted the exclusive power and authority from time to time to do the following:

          (a) subject to the supervision of the Individual General Partners, to manage and control the portfolio company investments of the Partnership, including, but not limited to, the power to make all decisions regarding the Partnership's investment portfolio and, among other things, to find, evaluate, structure, approve, monitor and liquidate, upon dissolution or otherwise, such investments, to provide, or arrange for the provision of, managerial assistance to those Persons in which the Partnership invests to the extent required by the 1940 Act or otherwise considered necessary or incidental by the Managing General Partner and in connection therewith to enter into, execute, amend, supplement, acknowledge and deliver any and all contracts, agreements or other instruments, including, but not limited to, contracts with one or more banks, trust companies or other investment advisers, including the investment and reinvestment of all or part of the Partnership's assets, execution of portfolio transactions, and any or all administrative functions;

          (b) to admit Additional Limited Partners to the Partnership in accordance with paragraph 3.3 and to admit an Assignee to be a Substituted Limited Partner in the Partnership, pursuant to and subject to the terms of paragraph 8.3, without the Consent of any Limited Partner;

          (c) to offer to provide and, if accepted, provide or arrange to provide, management assistance to the Management Company to the extent required by the 1940 Act or otherwise considered necessary or incidental by the Managing General Partner; and

          (d) to provide such administrative and management services to the Partnership as shall be necessary or appropriate for the operation of the Partnership.

     The grant of exclusive power and authority to the Managing General Partner under this paragraph 5.1.2 in no way limits the rights, powers or authority of the Individual General Partners under this Agreement, the Partnership Act or as otherwise provided by law or exemptive order issued by the Securities and Exchange Commission.

     5.1.3 Subject to the approval of the Individual General Partners, including a majority of the Independent General Partners, the Managing General Partner, in the name and on behalf of the Partnership, is hereby authorized to enter into the Agency Agreement, the Escrow Agreement, the Custody Agreement, and the Management Agreement, each as referred to in the Prospectus, and in substantially the forms attached to the Registration Statement. Each Partner agrees that the General Partners are authorized to execute, deliver and perform the other agreements, acts, transactions and matters contemplated hereby or described in or contemplated by the Registration Statement on behalf of the Partnership without any further consent of the Partners, notwithstanding any other provision of this Agreement, the Partnership Act or any applicable law, rule or regulation.

     5.1.4 The Individual General Partners, subject to such approvals by the Limited Partners as may be required by the 1940 Act, in the name and on behalf of the Partnership, are authorized to appoint independent certified public accountants for the Partnership.

     5.1.5 In accordance with paragraph 5.9, any document executed by any of the General Partners while acting in the name and on behalf of the Partnership shall be deemed to be the action of the Partnership vis-a-vis any third parties (including the Limited Partners as third parties for such purpose).

     5.1.6 If there is a determination by the Internal Revenue Service, which in the opinion of counsel to the Partnership is likely to be sustained by a court of competent jurisdiction, or if at any time in the opinion of counsel to the Partnership it is likely that the Partnership will or, at some future date, would be classified as an association taxable as a corporation or a publicly traded partnership for federal income tax purposes, the General Partners may, but shall not be obligated to, take such steps as they deem necessary or desirable to minimize the adverse tax consequences of such classification including, without limitation, suspending all transfers of Units for one or more quarterly transfer dates, and the Individual General Partners may, without limitation, (i) amend this Agreement to the extent necessary to ensure that the Partnership will, in the opinion of counsel to the Partnership, be classified as a partnership for Federal income tax purposes, or (ii) reorganize the Partnership so that it qualifies as a regulated investment company pursuant to
Section 851 of the Code.

     5.1.7 With respect to real estate investments, the Partnership shall not give to Edward Jones or the Managing General Partner sole right to sell or exclusive employment to sell property for the Partnership but shall allow the Managing General Partner to manage and control such sales of property, subject to the Management Agreement and the supervision of the Individual General Partners, in the exercise of their authority and subject to any obligation to the Partnership of fiduciary duty. In the event of the acquisition of real property, such acquisition shall be supported by an appraisal prepared by a competent, independent appraiser, which appraisal shall be retained by the Partnership for at least five years and shall be available for inspection and duplication by any Limited Partner.

     5.2 PROHIBITED TRANSACTIONS. The following transactions are specifically prohibited to the Partnership except to the extent otherwise permitted by this
Agreement:

          (a) The Partnership shall not lend money or other property to a General Partner or any of his, her or its Affiliates.

          (b) The Partnership shall not sell or purchase any security or other property to or from a General Partner or any of its Affiliates, or effect any transaction in which a General Partner is a joint or a joint and several participant or effect any reciprocal transactions or business arrangements in which a General Partner or any of its Affiliates is a party, except as permitted by the 1940 Act or any exemptive order issued by the Securities and Exchange Commission thereunder.

          (c) The Partnership shall not make short sales of securities, purchase or sell commodities or commodity contracts, or purchase any securities on margin, except in connection with clearance of transactions.

          (d) Expenses of the Partnership shall not be billed except directly to the Partnership (but shall be paid pursuant to the terms of this Agreement), and no reimbursements shall be made therefor to the General Partners or any of their Affiliates except as required by the Management Agreement or permitted by paragraph 5.6. The aggregate annual expenses of the Partnership, excluding amounts payable under the Management Agreement and interest, taxes, capital items, brokerage costs incurred in connection with execution of securities transactions and costs incurred as a result of events or transactions outside the ordinary course including, without limitation, the costs of litigation and amounts paid as indemnification pursuant to this Agreement, shall not exceed 2 1/2% of the average net assets of the Partnership for that year.

          (e) The Partnership shall not, at any time, incur indebtedness for borrowed money that exceeds 50% of the value of its assets at such time.

          (f) The Partnership shall not enter into contracts for services to be provided by the Individual General Partners, the Managing General Partner or any of its Affiliates unless the contract is in writing and specifically describes the services to be rendered and the compensation to be paid. Services other than those permitted by this Agreement or the Management Agreement shall be provided to the Partnership at competitive rates in the ordinary course of the Partnership's business by entities that are substantially engaged in the business of rendering such services to unrelated parties. An agreement entered into pursuant to this paragraph shall be subject to the approval of the majority of the Independent General Partners after they have found the transaction to be in the best interest of the Partnership.

     5.3 RESTRICTIONS ON THE AUTHORITY OF THE GENERAL PARTNERS.

     5.3.1 Without the written Consent or ratification of all of the Limited Partners, subject to paragraph 11.2, the General Partners shall not have the authority to:

          (a) do any act in contravention of this Agreement;

          (b) do any act which would make it impossible to carry on the ordinary business of the Partnership;

          (c) admit a person as a General Partner, except as provided in this Agreement;

          (d) admit a person as a Limited Partner, except as provided in this Agreement; or

          (e) continue the business with Partnership property on the retirement, removal or Incapacity of a General Partner, except as provided in this Agreement, including Article Six hereof.

     In the event that the written Consent or ratification of all of the Limited Partners is obtained under this paragraph 5.3.1, the General Partners agree promptly to amend the Certificate of Limited Partnership of the Partnership and this Agreement to the extent necessary to reflect such actions.

     5.3.2

          (a) Except as permitted by the 1940 Act or any exemptive order issued by the Securities and Exchange Commission thereunder, the General Partners and their Affiliates shall not, acting as principal, (1) sell any security or other property to the Partnership or to any Person controlled by the Partnership; (2) purchase any security or other property from the Partnership or from any Person controlled by the Partnership; (3) borrow money or other property from the Partnership or from any Person controlled by the Partnership; or (4) effect any transaction in which the Partnership or a Person controlled by the Partnership is a joint or a joint and several participant with such General Partner or Affiliate thereof.

          (b) Edward Jones shall not enter into an agreement to provide services to portfolio companies of the Partnership unless such agreement has been approved by a majority of the Independent General Partners.

          (c) The Partnership shall not invest in companies or partnerships (i) in which a General Partner or Affiliate of a General Partner of the Partnership serves as an officer, director or general partner or (ii) in which a General Partner or Affiliate of a General Partner of the Partnership owns more than 25% of the voting securities or partnership interests. Notwithstanding the foregoing, however, the restrictions of this paragraph shall apply only to initial investments and not to follow-on investments.

     5.3.3 Except as permitted by the 1940 Act or any exemptive order issued by the Securities and Exchange Commission thereunder, the General Partners shall not, acting as agent or broker, accept from any source any compensation, other than pursuant to paragraph 5.6, for the purchase or sale of any property to or for the Partnership or any Person controlled by the Partnership, or for effecting any such transaction.

     5.3.4 The General Partners shall not perform any act that would in their good faith judgment subject any Limited Partner to liability as a general partner in any jurisdiction.

     5.3.5 Without the Consent of a majority in Interest of the Limited Partners, subject to paragraph 11.2, the Individual General Partners shall not have the authority to:

          (a) elect to dissolve the Partnership; or

          (b) sell or otherwise dispose of at any one time all or substantially all of the assets of the Partnership, except as contemplated by Article Nine.

     5.3.6 The Individual General Partners shall not cause the Partnership to consent to, or join in, any waiver, amendment, or modification of the terms of any partnership agreement, limited partnership agreement, management agreement or investment contract to which it is a party unless, in the good faith judgment of the Individual General Partners, such waiver, amendment, or modification would be in the best interest of the Partnership. This Section shall not be used to modify this Partnership Agreement nor contracts with the Sponsor.

     5.3.7 The General Partners will not accept subscriptions from, or admit as a Limited Partner, (a) any employee benefit plan or individual retirement account, (b) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including any qualified pension, profit-sharing, stock bonus or Keogh plan); (c) a plan described in Internal Revenue Code Section 4975(e)(1) (including an Individual Retirement Account) or (d) any entity whose underlying assets include "plan assets," as defined in ERISA Regulation Section 2510.3-101 by reason of a plan's interest in the entity.

     5.3.8 Except as permitted by the 1940 Act or any exemptive order issued by the Securities and Exchange Commission thereunder, and notwithstanding any other provision of this Agreement, the General Partners shall not have authority to act individually on behalf of, or to bind, the Partnership, except:

          (a) in the capacity of any such General Partner as an investment adviser, principal underwriter or administrator and as otherwise provided herein;

          (b) within the scope of such General Partner's authority as delegated by the Individual General Partners; or

          (c) in the event that no Individual General Partner remains, to the extent necessary to continue the Partnership, for such limited periods as are permitted by the 1940 Act to fill Individual General Partner vacancies.

     5.4 DUTIES AND OBLIGATIONS OF THE GENERAL PARTNERS.

     5.4.1 The General Partners shall take all action which may be necessary or appropriate for the continuation of the Partnership's valid existence as a limited partnership under the laws of the State of Missouri and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Limited Partners or to enable the Partnership to conduct the business in which it is engaged.

     5.4.2 Subject to paragraph 5.5, the General Partners shall devote to the Partnership such time as the General Partners shall deem to be necessary to conduct the Partnership's business and affairs in an appropriate manner.

     5.4.3 The General Partners shall be under a duty and obligation to conduct the affairs of the Partnership in the best interests of the Partnership, including the safekeeping and use of all Partnership funds and assets (whether or not in the immediate possession or control of the General Partners) and the use thereof for the benefit of the Partnership. Neither the General Partners nor any of their Affiliates shall enter into any transaction with the Partnership which may significantly benefit the General Partners or such Affiliates in their independent capacities unless the transaction is approved by a majority of the Independent General Partners and is expressly permitted hereunder and under the 1940 Act or any exemptive order issued by the Securities and Exchange Commission thereunder or is entered into principally for the benefit of the Partnership in the ordinary course of Partnership business.

     5.4.4 The General Partners represent, warrant and agree as follows:

          (a) As of the date of the Prospectus, the Individual General Partners and the general partners of the Managing General Partner will have an aggregate net worth at least equal to 10% of the total Capital Contributions to the Partnership of all of the Partners, exclusive of (i) any interest in the Partnership and any other limited partnership in which they act as general partners and (ii) accounts and notes receivable from and payable to the Partnership or any other such limited partnership.

          (b) At all times subsequent to the date of the Prospectus the Individual General Partners and the general partners of the Managing General Partner shall use their best efforts to maintain a net worth equal to the total amount required for the Partnership to be treated as a partnership for federal income tax purposes.

     5.4.5 The General Partners shall at all times use their best efforts to conduct their affairs and the affairs of all of their Affiliates and of the Partnership in such a manner that neither the Partnership nor any Partner nor any Affiliate of any Partner will have any personal liability with respect to any Partnership indebtedness, unless in the case of personal liability with respect to the Partnership, the General Partners or any Affiliate of the General Partners, the General Partners are of the opinion that such conduct would be in the best interests of the Partnership. The General Partners shall use reasonable efforts, in the conduct of the Partnership's business, to put all Persons with whom the Partnership does business or in whom the Partnership invests on notice that the Limited Partners are not liable for Partnership obligations, but the General Partners shall not be liable to the Limited Partners for any failure to give such notice to such Person.

     5.4.6 The General Partners shall prepare or cause to be prepared and shall file on or before the due date (or any extension thereof) any Federal, state or local tax returns required to be filed by the Partnership. The General Partners shall cause the Partnership to pay taxes by the Partnership (it being understood that the expenses of preparation and filing of such tax returns, and the amounts of such taxes, are expenses of the Partnership and not of the General Partners); provided, however, that the General Partners shall not be required to cause the Partnership to pay any tax so long as the General Partners or the Partnership are in good faith and by appropriate legal proceeding contesting the validity, applicability or amount thereof and such contest does not materially endanger any right or interest of the Partnership.

     5.4.7 The General Partners shall, from time to time, on behalf of the Partnership submit to any appropriate state securities administrator all documents, papers, statistics and reports required to be filed with or submitted to such state securities administrator.

     5.4.8 The Managing General Partner shall perform all duties imposed by Sections 6221 through 6232 of the Code as "tax matters partner" of the Partnership, including (but not limited to) the following: (a) the power to conduct all audits and other administrative proceedings with respect to Partnership tax items; (b) the power to extend the statute of limitations of all Partners with respect to Partnership tax items; (c) the power to file a petition with an appropriate Federal court for review of a final Partnership administrative adjustment; and (d) the power to enter into a settlement with the Internal Revenue Service on behalf of, and binding upon, those Limited Partners having less than a 1% interest in the profits of the Partnership (unless a Limited Partner notifies the Internal Revenue Service and the Managing General Partner that the Managing General Partner may not act on such Limited Partner's behalf).

     5.5 OTHER BUSINESSES OF PARTNERS. Subject to paragraph 5.4.2, any Partner and any Affiliate of any Partner may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether or not such ventures are competitive with the Partnership. Neither the Partnership nor any Partners shall have any rights or obligations by virtue of this Agreement or the partnership relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper. Neither the General Partners nor any Affiliate of the General Partners (other than the Managing General Partner) shall be obligated to present any particular investment opportunity to the Partnership even if such opportunity is of a character which, if presented to the Partnership, could be taken by the Partnership, and the General Partners and their Affiliates shall each have the right to take for their own account (individually or as a trustee, partner or fiduciary) or to recommend to others any such particular investment opportunity. The Managing General Partner hereby consents and agrees to promptly furnish the Individual General Partners, upon request, with information on a confidential basis as to any portfolio company investments made by it, the Management Company, or any of their Affiliates, for their own account or for others based upon their recommendation.

     5.6 REIMBURSEMENT AND COMPENSATION.

     5.6.1 The Managing General Partner shall be entitled to receive out of Partnership funds available therefor reimbursement of all amounts expended by the Managing General Partner on behalf of the Partnership in connection with (i) the organization of the Partnership and the offering of the Units, including, but not limited to, amounts expended for accounting, legal, printing and clerical expenses, registration and filing fees of any kind and mailing and courier expenses and (ii) the operation of the Partnership; provided, however, that such operational expenses are properly payable by the Partnership under the terms of the Management Agreement. Reimbursement pursuant to this paragraph
5.6.1 shall not be duplicative of payments to the General Partners or their Affiliates under other provisions of this Agreement or any other agreement. Reimbursements of such organizational and offering expenses to be made by the Partnership to the Managing General Partner and to its Affiliates shall be limited to 6% of the public offering price of Units sold by the Partnership (based on Subscription Price amount). Reimbursements made by the Partnership to the General Partners or their Affiliates shall be limited to the actual cost of goods and materials used for or by the Partnership and obtained from entities unaffiliated with the General Partners. Administrative expenses shall be reimbursed to the General Partners at the lower of (i) the General Partner's or Affiliate's actual cost or (ii) the amount the Partnership would be required to pay independent parties for comparable services in the same geographic location. Reimbursements shall not include: rent or depreciation; utilities; capital equipment; salaries; fringe benefits; and other administrative items incurred or allocated to any controlling person of the Partnership or its Affiliates. For purposes of this section "controlling person" shall include any person, whatever his or her or its title, who performs functions for the General Partners similar to those of (i) a member of the Board of Directors, (ii) executive officer,
(iii) senior management, or (iv) those holding 5% or more equity interest in the General Partner or a person having the power to direct or cause the direction of the General Partner or its Affiliates, whether through the ownership of voting securities, by contract or otherwise.

     5.6.2 As compensation for services rendered to the Partnership, each Independent General Partner initially be paid (i) the sum of $6,000 annually in quarterly installments, (ii) the sum of $1,000 for each meeting of the Individual General Partners attended by such Independent General Partner; and
(iii) all out-of-pocket expenses relating to attendance at the meetings, committee or otherwise, of the Individual General Partners, including travel, food and lodging expenses; provided, however, that the Managing General Partner or any Affiliate thereof shall not receive any compensation from the Partnership under this paragraph 5.6.2. The amounts of compensation set forth above payable to the Independent General Partners shall be reviewed annually by the Individual

General Partners and may be increased or decreased by the Individual General Partners to provide for such compensation as the Individual General Partners may deem reasonable under the circumstances. Payment of compensation to an Independent General Partner hereunder shall not be deemed a distribution for purposes of paragraph 4.1 nor shall such payment affect such Person's right to receive any distribution to which he would otherwise be entitled as a Limited Partner. Compensation paid to Independent General Partners for consulting services must be approved by a majority of the other Individual General Partners.

     5.6.3 The General Partners shall not, either in their capacity as General Partners or in their individual capacities, receive any salary, fees, profits, distributions or compensation, except as provided in Article Four, this Article Five and the Management Agreement, as in effect from time to time, referred to in paragraph 5.1.3, and except as may be received as a partner of the Managing General Partner.

     5.6.4 The Partnership will not make any co-investments in which a General Partner or its Affiliates will receive fees which are duplicative of those permitted under the Partnership Agreement.

     5.7 INDEMNIFICATION OF THE GENERAL PARTNERS BY THE PARTNERSHIP.

     5.7.1 Neither the General Partners nor any of their Affiliates shall be liable, responsible or accountable in damages or otherwise to the Partnership or any Limited Partners or Assignees for any loss, damage or expense incurred by reason of any act or omission performed or omitted by the General Partners or such Affiliates in good faith either on behalf of the Partnership or in the furtherance of the interests of the Partnership and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Agreement, by law or by the Consent of the Limited Partners, provided that the General Partners or such Affiliates were not guilty of negligence or misconduct in the performance of his, her or its duties with respect to such acts or omissions. To the fullest extent permitted by law the Partnership, out of its assets and, subject to paragraph 5.8, not out of the assets of the General Partners or Limited Partners, shall indemnify and hold harmless any General Partner and any of his, her or its Affiliates who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (including any action by or in the right of the Partnership), by reason of any acts or omissions or alleged acts or omissions arising out of such Person's activities as a General Partner or as an Affiliate of a General Partner, if such activities were performed or omitted in good faith either on behalf of the Partnership or in furtherance of the interests of the Partnership, and in a manner reasonably believed by such Person to be within the scope of the authority granted to them by this Agreement, by law or by the Consent of the Limited Partners, against losses, damages or expenses for which such Person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such Person in connection with such action, suit or proceeding, so long as such Person was not guilty of negligence or misconduct in the performance of his, her or its duties with respect to such acts or omissions and, with respect to any criminal action or proceeding, had no reasonable cause to believe his, her or its conduct was unlawful, and provided that the satisfaction of any indemnification and any holding harmless shall be from and limited to Partnership assets and no Limited Partner shall have any personal liability on account thereof. Notwithstanding the foregoing, absent a court determination that a General Partner or any of his, her or its Affiliates seeking indemnification was not liable on the merits or guilty of disabling conduct within the meaning of Section 17(h) of the 1940 Act, the decision by the Partnership to indemnify a General Partner or any such Affiliate must be based upon the reasonable determination of independent counsel or non-party Independent General Partners, after review of the facts, that such disabling conduct did not occur. The Partnership is authorized to provide advances of litigation expenses to the Individual General Partners to the extent permitted by the 1940 Act and Investment Company Release No. 11330 and if the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Partnership, (ii) the legal action is initiated by a third party who is not a Partner, or the legal action is initiated by a Partner and a court of competent jurisdiction specifically approves such advancement, and (iii) the indemnified person signs a statement undertaking to repay the advanced funds to the Partnership with interest, at a rate per annum equal to 2 percent above the from time to time publicly-announced corporate base rate of interest of Mercantile Bank, N.A. of St. Louis, or its successors or assigns (the "Corporate Base Rate") at the time the advancement is made, from the date of advancement until said advancement is ultimately repaid, if it is ultimately determined that such Person is not entitled to indemnification under this paragraph 5.7. The Partnership shall not incur the cost of that portion of any liability insurance which insures the General Partners or their Affiliates for any liability as to which they are prohibited from being indemnified under this paragraph.

     5.7.2 Notwithstanding the provisions of paragraph 5.7.1, neither the Managing General Partner, any controlling person of the Managing General Partner nor any of its Affiliates acting as a broker-dealer in connection with the offering of Units shall be indemnified by the Partnership for any losses, liabilities or expenses arising from or out of an alleged violation of Federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) in the case of a legal proceeding which has been settled without a court ruling, a court, after having been informed in writing of the terms of the proposed indemnification, of the opinion of the Securities and Exchange Commission and of the opinion of any applicable state securities regulatory authority with respect to such indemnification, shall have approved the proposed indemnification.

     5.8 INDEMNIFICATION OF THE INDIVIDUAL GENERAL PARTNERS BY THE MANAGING GENERAL PARTNER. To the extent that an Individual General Partner has a valid claim for indemnification from the Partnership pursuant to paragraph 5.7 and has pursued such claim against the Partnership, but such claim has not been satisfied, the Managing General Partner, in its individual capacity, shall satisfy such claim.

     5.9 RELIANCE BY THIRD PARTIES. Notwithstanding any other provision of this Agreement to the contrary, no lessee, lender, seller or purchaser, including any seller or purchaser of stock or assets to or from the Partnership, or any other Person dealing with the Partnership, shall be required to look to the application of proceeds hereunder or to verify any representation by the General Partners as to the extent of the interest in the stock or assets that the General Partners are entitled to lease, encumber, purchase, sell or otherwise use, and any such lessee, lender, seller or purchaser or other Person shall be entitled to rely exclusively on the representations of the General Partners as to their authority to enter into such leasing, financing, purchase or sale arrangements and shall be entitled to deal with the General Partners as if they were the sole parties in interest therein, both legally and beneficially. Each Partner and Assignee hereby waives any and all defenses or other remedies that may be available against such lessee, lender, seller, purchaser or other Person to contest, negate or disaffirm any action of the General Partners in connection with any lease, purchase, sale or refinancing. In no event shall any Person dealing with the General Partners or the General Partners' representatives with respect to any business or property of the Partnership be obligated to ascertain that the terms of this Agreement have been complied with, or be obligated to inquire into the necessity or expedience of any act or action of the General Partners or the General Partners' representatives; and every lease, contract, agreement, deed, mortgage, security agreement, promissory note or other instrument or document executed by the General Partners or the General Partners' representatives with respect to any business or assets of the Partnership shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and/or delivery thereof this Agreement was in full force and effect, (b) such instrument or document was duly executed in accordance with the terms and provisions of this Agreement and is binding upon the Partnership, and (c) the General Partners or the General Partners' representatives were duly authorized and empowered to execute and deliver any and every such instrument or document for and on behalf of the Partnership.

                                  ARTICLE SIX
                TRANSFERABILITY OF A GENERAL PARTNER'S INTEREST

     6.1 WITHDRAWAL OR RESIGNATION BY AN INDIVIDUAL GENERAL PARTNER. Subject to paragraphs 6.5 and 8.7, an Individual General Partner may voluntarily resign or withdraw from the Partnership, but only upon compliance with all of the following procedures:

          (a) The Individual General Partner shall give Notification of resignation or withdrawal to the General Partners (i) at least 60 days prior to the date that he, she or it proposes to withdraw, or (ii) if such resignation or withdrawal is likely to cause the Partnership to lose its partnership tax classification, at least one (1) years' prior written notice to the date that he, she or it proposes to withdraw.

          (b) Subject to paragraph 3.1.2, the remaining Individual General Partners may designate a successor Individual General Partner who shall hold such office as provided in paragraph 3.1.3.

          (c) The withdrawing Individual General Partner shall cooperate fully with the successor Individual General Partner so that the responsibilities of the withdrawing Individual General Partner may be transferred to the successor Individual General Partner with as little disruption of the Partnership's business and affairs as practicable.

          (d) The Partnership shall have received an opinion of counsel (which counsel may be counsel to the Partnership) to the effect that such withdrawal will not affect the classification of the Partnership as a partnership by the Internal Revenue Service under the Code, Treasury Regulations thereunder or administrative guidelines or interpretations related thereto.

     Upon such resignation or withdrawal (other than by reason of the assignment of his or her Interest to a successor General Partner in exchange for compensation therefor), the Partnership shall pay the withdrawing Individual General Partner the lesser of his or her Capital Contribution or the fair market value of its general partner Interest in the Partnership. The General Partners shall make such amendments to the Certificate of Limited Partnership and to this Agreement and execute and file and/or record such amendments or other documents or instruments as are necessary to reflect the termination of the Interest, if any, of the withdrawing General Partner, the fact that such withdrawing General Partner has ceased to be a General Partner, and the appointment of such successor General Partner, all without the Consent of the Limited Partners.

     6.2 WITHDRAWAL OR RESIGNATION BY THE MANAGING GENERAL PARTNER. Subject to paragraphs 6.5 and 8.7, the Managing General Partner may voluntarily resign or withdraw from the Partnership, but only upon compliance with all of the following procedures:

          (a) The Managing General Partner shall, at least 60 days prior to such withdrawal, give Notification to all Partners that it proposes to withdraw and that there be substituted in its place a Person designated and described in such Notification;

          (b) Subject to paragraph 11.2, a majority in Interest of the Limited Partners has Consented to the appointment of any successor Managing General Partner pursuant to this paragraph 6.2;

          (c) The withdrawing Managing General Partner shall cooperate fully with the successor Managing General Partner so that the responsibilities of the withdrawing Managing General Partner may be transferred to the successor Managing General Partner with as little disruption of the Partnership's business and affairs as practicable; and

          (d) The Partnership shall have received an opinion of counsel (which counsel may be counsel to the Partnership) to the effect that such withdrawal will not affect the classification of the Partnership as a partnership by the Internal Revenue Service under the Code, Treasury Regulations thereunder or administrative guidelines or interpretations related thereto.

     Upon such resignation or withdrawal (other than by reason of the assignment of its Interest to a successor Managing General Partner in exchange for compensation therefor), the Partnership shall pay the withdrawing Managing General Partner the lesser of its Capital Contribution or the fair market value of its general partner Interest in the Partnership. The General Partners shall make such amendments to the Certificate of Limited Partnership and to this Agreement and execute and file and/or record such amendments or other documents or instruments as are necessary to reflect the termination of the Interest of the withdrawing Managing General Partner, the fact that such withdrawing Managing General Partner has ceased to be a General Partner, and the appointment of such successor Managing General Partner, all without the Consent of the Limited Partners.

     6.3 REMOVAL OF A GENERAL PARTNER; DESIGNATION OF A SUCCESSOR GENERAL
PARTNER.

     6.3.1 Any of the Individual General Partners may be removed either (i) for cause by the action of at least two-thirds of the remaining Individual General Partners, (ii) subject to paragraph 11.2, by failure to be re-elected by the Limited Partners at any special meeting of the Limited Partners held for such purpose pursuant to paragraph 11.4, or (iii) subject to paragraph 11.2, with the Consent of a majority in Interest of the Limited

Partners. The Managing General Partner may be removed either (i) by a majority of the Independent General Partners, (ii) subject to paragraph 11.2, by failure to be re-elected by the Limited Partners at any special meeting of the Limited Partners held for such purpose pursuant to paragraph 11.4, or (iii) subject to paragraph 11.2, with the Consent of a majority in Interest of the Limited Partners. The removal of a General Partner shall in no way derogate from any rights or powers of such General Partner, or the exercise thereof, or the validity of any actions taken pursuant thereto, prior to the date of such removal.

     6.3.2 In the event of the removal of a General Partner and continuation of the Partnership, the investments held by the Partnership at the time of removal shall be appraised by two independent appraisers, one selected by the removed General Partner and one by the remaining Independent General Partners. In the event that such two appraisers are unable to agree on the value of the Partnership's investment portfolio, they shall jointly appoint a third independent appraiser whose determination shall be final and binding. The cost of the appraisal conducted by the appraiser selected by the removed General Partner shall be borne by the removed General Partner and the cost of the appraisal conducted by the appraiser selected by the remaining Independent General Partners shall be borne by the Partnership. The cost of the appraisal conducted by a third appraiser shall be borne equally by the Partnership and the removed General Partner. All unrealized capital gains and losses of the Partnership shall be deemed realized at that time solely for purposes of making a final allocation to the removed General Partner. To the extent permissible under the Investment Advisers Act of 1940, the removed General Partner shall receive a final allocation to its Capital Account of Profits and Losses equal to the Profits and Losses that it would have been allocated pursuant to paragraph
4.2 if all unrealized capital gains and losses of the Partnership were deemed realized, an allocation of Profits and Losses were made at such time and such time were deemed to be the end of a Fiscal Year. If the Capital Account of the removed General Partner has a positive balance after such allocation, to the extent permissible under the Investment Advisers Act of 1940, the Partnership shall promptly deliver a promissory note issued by it to the removed General Partner, the principal amount of which shall be equal to the amount, if any, by which the positive amount of the removed General Partner's Capital Account exceeds the amount of its Capital Contribution and which bears interest at a rate per annum equal to the Corporate Base Rate of Boatmen's National Bank of St. Louis at the time of removal, with interest payable annually and principal payable, if at all, from any available cash before any distributions thereof are made to the Partners pursuant to Article Four. In the event that the foregoing allocation is not permissible under the Investment Advisers Act of 1940, the Interest of the removed General Partner shall convert to that of a Limited Partner on a proportionate basis, and the removed General Partner shall continue to receive, as a Limited Partner, distributions pursuant to paragraph 4.1 and related allocations of the Profits and Losses pursuant to paragraph 4.2.

     6.3.3 Subject to paragraph 3.1.2, the remaining Individual General Partners may designate one or more Persons to fill any vacancy existing in the number of Individual General Partners fixed pursuant to paragraph 3.1.2 resulting from removal of an Individual General Partner by the Individual General Partners pursuant to paragraph 6.3.1, and each Limited Partner hereby Consents to the admission of such successor or successors, no further Consent being required unless otherwise provided in the 1940 Act. The Individual General Partners may designate one or more Persons to be successors to a Managing General Partner removed by the Independent General Partners pursuant to paragraph 6.3.1, and each Limited Partner hereby Consents to the admission of such successor or successors, no further consent being required. With the Consent of a majority in Interest of the Limited Partners, the Limited Partners may, subject to the provisions of paragraphs 3.1.2, 6.5 and 11.2, at any time propose and approve a Person to be a successor to a General Partner concurrently therewith being removed by the Limited Partners pursuant to paragraph 6.3.1.

     6.3.4 The General Partners shall make such amendments to the Certificate of Limited Partnership and to this Agreement and execute and file and/or record such amendments or other documents or instruments as are necessary to reflect the removal of a General Partner or a designation of a successor General Partner pursuant to this Section 6.3, the fact that such removed General Partner has ceased to be a General Partner, and the appointment of such successor General Partner, all without the Consent of the Limited Partners.

     6.4 INCAPACITY OF A GENERAL PARTNER.

     6.4.1 In the event of the Incapacity of a General Partner, the business of the Partnership shall be continued by the remaining General Partners. Subject to paragraph 3.1.3, the remaining General Partners shall give

Notification to the Limited Partners of such event and shall, within 90 days, call a meeting of General Partners for the purpose of designating and admitting a successor General Partner. Any such successor General Partner shall hold such office until the next meeting of Partners or until his successor has been elected. The General Partners shall make such amendments to the Certificate of Limited Partnership and to this Agreement and execute and file and/or record such amendments or other documents or instruments as are necessary to reflect the termination of the Interest of the General Partner subject to such Incapacity, the fact that such General Partner subject to such Incapacity has ceased to be a General Partner, and the appointment of such successor General Partner all without the Consent of the Limited Partners.

     6.4.2 In the event of the Incapacity of all General Partners, the Partnership shall be dissolved. Upon the Incapacity of a General Partner, the General Partner subject to such Incapacity shall immediately cease to be a General Partner and his, her or its General Partner's Interest, as such, shall continue only for the purpose of determining the amount, if any, that it is entitled to receive upon any dissolution pursuant to paragraph 9.2. Any such Incapacity of a General Partner shall not affect any rights or liabilities of the General Partner subject to such Incapacity that matured prior to such Incapacity.

     6.5 ADMISSION OF A SUCCESSOR GENERAL PARTNER.

     6.5.1 The admission of any successor General Partner pursuant to paragraph 6.1, 6.2 or 6.3, as the case may be, shall be effective only if and after all of the following conditions are satisfied:

          (a) the successor General Partner shall agree to assume and be bound by the provisions of this Agreement, including, without limitation, paragraph 5.4.4, and shall assume in writing the departing General Partner's obligation to make Capital Contributions hereunder;

          (b) the designation of such Person as successor General Partner shall occur, and for all purposes shall be deemed to have occurred, prior to the withdrawal or removal of the withdrawing or removed General Partner, or transfer of the withdrawing or removed General Partner's Interest, pursuant to paragraph 6.1, 6.2 or 6.3, as the case may be;

          (c) the Interests of the Limited Partners shall not be affected by the admission of such successor General Partner or the transfer of the General Partner's Interests; and

          (d) the Certificate of Limited Partnership and this Agreement shall be amended to reflect the admission of a successor General Partner pursuant to paragraph 10.3.

     6.5.2 Notwithstanding anything to the contrary set forth in this Agreement, upon the removal, withdrawal, Incapacity or retirement of any General Partner, if one or more General Partners remain, the business of the Partnership shall continue and the remaining and any successor General Partners may and shall carry on the business of the Partnership. A General Partner shall not have the right to transfer or assign its General Partner's Interest, except that a General Partner may, subject to paragraph 8.7, (i) transfer its Interest to a successor General Partner pursuant to paragraph 6.1 or 6.2 and (ii) subject to paragraph 6.5.1, substitute in its stead as General Partner any Person that has, by merger, consolidation or otherwise, acquired substantially all of its assets and continued its business and is designated thereby to succeed to the rights of the General Partner at the time of the dissolution of the General Partner. Each Limited Partner hereby Consents to the admission of any additional or successor General Partner pursuant to this paragraph 6.5.2, and no further Consent or approval shall be required.

     6.6 LIABILITY OF A WITHDRAWN OR REMOVED GENERAL PARTNER. Any General Partner who shall withdraw or be removed from the Partnership, or who shall sell, transfer or assign its General Partner's Interest, shall remain liable for obligations and liabilities incurred by it as General Partner prior to the time such withdrawal, removal, sale, transfer or assignment shall have become effective, but it shall be free of any obligation or liability incurred on account of the activities of the Partnership from and after the time such withdrawal, removal, sale, transfer or assignment shall have become effective.

     6.7 CONSENT OF LIMITED PARTNERS TO ADMISSION OF SUCCESSOR GENERAL PARTNERS. Subject to paragraph 11.2, each Limited Partner hereby Consents pursuant to paragraph 6.1, 6.2 or 6.3.4 to the admission in accordance with the terms of paragraph 6.1, 6.2 or 6.3.4 of any Person as a successor General Partner meeting the requirements of paragraph 6.1, 6.2 or 6.3.4, and no further express Consent or approval shall be required.

     6.8 ADDITIONAL RESTRICTIONS. Notwithstanding anything to the contrary in this Article Six, a General Partner's Interest shall at all times be subject to the restrictions on transfer set forth in paragraphs 8.1 and 8.7.

                                 ARTICLE SEVEN
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

     7.1 NO PARTICIPATION IN MANAGEMENT. No Limited Partner, in its capacity as a Limited Partner, shall have any right to control (within the meaning of the Partnership Act) or participate in the management or control (within the meaning of the Partnership Act) of the Partnership's business, but may exercise the rights and powers of a Limited Partner under this Agreement.

     7.2 NO AUTHORITY TO ACT. A Limited Partner shall have no power to represent, act for, sign for or bind the General Partners or the Partnership. The Limited Partners hereby Consent to the exercise by the General Partners of the powers conferred on them by law and this Agreement.

     7.3 APPROVAL RIGHTS.

     7.3.1 Subject to paragraph 11.2, the Limited Partners shall have the following approval rights:

          (a) the right to propose and approve or disapprove the removal of General Partners pursuant to paragraph 6.3.1;

          (b) the right to propose and approve or disapprove the appointment of a successor to a removed General Partner pursuant to paragraph 6.3.4;

          (c) the right to approve or disapprove proposed material changes in the nature of the Partnership's business or investment objectives including, without limitation, changes that would cause the Partnership to cease to be, or to withdraw its election as, a business development under the 1940 Act. For purpose of this subparagraph (c) the Individual General Partners and the Managing General Partner shall not be entitled to vote any Units owned by them to approve or disapprove such changes;

          (d) the right to approve or disapprove any proposed investment advisory contract or management agreement or to terminate any such existing contracts; provided, however, that such contracts are also approved by a majority of the Independent General Partners;

          (e) the right to approve or disapprove the admission of a successor Managing General Partner pursuant to paragraph 6.2(b); and

          (f) the right to approve or disapprove any amendments to this Agreement as provided in Article Ten; provided, however, that no such amendment shall conflict with the 1940 Act.

     7.3.2 Notwithstanding the foregoing, no Consent shall be required of the Limited Partners for the General Partners to amend this Agreement in either of the following respects: (i) to admit an Additional Limited Partner or a Substituted Limited Partner or withdraw a Limited Partner in accordance with the terms of this Agreement; or (ii) to correct any false or erroneous statement, or to make a change in any statement in order that such statements shall accurately represent the agreement among the Partners in this Agreement; provided that no such correction or change shall in any manner adversely affect the Interests of any Limited Partner.

     7.4 WITHDRAWAL OF LIMITED PARTNER. No Limited Partner shall have any right to withdraw from the Partnership, subject, however, to Article Eight.

                                 ARTICLE EIGHT
                TRANSFERABILITY OF A LIMITED PARTNER'S INTEREST

     8.1 RESTRICTIONS ON TRANSFERS OF INTERESTS.

     8.1.1 Notwithstanding any other provisions of this paragraph 8.1, no Assignment of a Limited Partner's Interest may be made unless in the opinion of responsible counsel (who may be counsel for the Partnership), satisfactory in form and substance to the Managing General Partner and counsel for the Partnership (which opinion may be waived, in whole or in part, at the discretion of the Managing General Partner):

          (a) such Assignment would not cause the Partnership to lose its status as a partnership which is not a publicly-traded partnership pursuant to
     Section 7704 of the Code, would not cause the Partnership to be treated as an association taxable as a corporation for federal income tax purposes and, when added to the total of all other Assignments of Interests within the preceding 12-month period, would not result in the transfer of 50% or more of the Interests or the Partnership otherwise being considered to have terminated within the meaning of Section 708 of the Code; and

          (b) such Assignment would not violate any federal securities laws or any state securities or "Blue Sky" laws (including any investor suitability standards) applicable to the Partnership or the Interest to be Assigned; and

          (c) any such opinion of counsel is delivered in writing to the Partnership prior to the date of the Assignment. The Managing General Partner is expressly authorized to suspend Assignments if and when any such Assignment would result in the Assignment of 50% or more of the Interests of the Partnership within a 12-month period.

     8.1.2 In no event shall all or any part of an Interest be Assigned to a minor or an incompetent except in trust, pursuant to the Uniform Gifts to Minors Act or by will or intestate succession. Except for transfers by will or intestate succession, in no event shall all or any part of an Interest be Assigned to a person who is not a citizen of or resident in the United States.

     8.1.3 Except for transfers incident to divorce, and gratuitous Assignments (in trust or otherwise), whether on death or inter vivos, to or for the benefit of (1) the transferor's spouse, parents, children, other descendants, spouses of children, heirs or legatees or (2) a charitable, religious, scientific, literary or educational organization, (a) no Assignment by a Limited Partner of all or any part of his Interest may be made to any Person unless such Person (i) meets the suitability requirements to become an Additional Limited Partner in accordance with the terms of the offering of the Units contained in the Prospectus or (ii) is a Partner, and (b) no Limited Partner's Interest or any fraction thereof may be Assigned without the Consent of the Managing General Partner, which Consent may not be unreasonably withheld.

     8.1.4 No purported Assignment by a transferor of, or after which the transferor and each transferee would hold, an Interest representing a Capital Contribution of less than $25.00 will be permitted or recognized for any purpose.

     8.1.5 Each Limited Partner agrees that he will, upon request of the General Partners, execute such certificates or other documents and perform such acts as the General Partners deem appropriate after an Assignment of Interest by the Limited Partner to preserve the limited liability of the Limited Partners under the laws of the State of Missouri or the laws of any jurisdiction in which the Partnership is doing business.

     8.1.6 Any Assignment of an Interest to a Person who makes a market in securities shall be void ab initio unless such Person shall certify to the Managing General Partner that it has acquired such Interest solely for investment purposes and not for the purpose of resale.

     8.1.7 Any purported Assignment of an Interest which is not made in compliance with this Agreement is hereby declared to be null and void ab initio and of no force or effect whatsoever.

     8.1.8 Each Limited Partner and Assignee agrees that he will, prior to the time the Managing General Partner consents to any Assignment of an Interest by that Limited Partner or any Assignee thereof or the substitution of the Assignee as a Limited Partner, if the Managing General Partner so requests, pay all reasonable expenses, including attorneys' fees, incurred by the Partnership in connection with such Assignment and substitution, whether or not the Managing General Partner consents to such Assignment or substitution.

     8.1.9 The Managing General Partner may reasonably interpret, and is hereby authorized to take such action as it deems necessary or desirable to effect the foregoing provisions of this paragraph 8.1. The Individual General Partners may, in their reasonable discretion, amend the provisions of this paragraph 8.1 in such manner as may be necessary or desirable (or eliminate or amend such provisions to the extent they are no longer necessary or desirable) to preserve the tax status of the Partnership.

     8.2 ASSIGNEES.

     8.2.1 The Partnership shall not recognize for any purpose any purported Assignment of all or any fraction of the Interest of a Limited Partner unless the provisions of paragraph 8.1 shall have been complied with and there shall have been filed with the Partnership a dated Notification of such Assignment, in form satisfactory to the Managing General Partner, executed by both the assignor and the Assignee, and such Notification (i) contains the assumption by the Assignee of all the obligations and liabilities of the assignor under this Agreement and the acceptance by the Assignee of all of the terms and provisions of this Agreement and a power of attorney consistent with Article Twelve of this Agreement and (ii) represents that such Assignment was made in accordance with all applicable laws and regulations. Any Assignment shall be recognized by the Partnership as effective on the first day of the month following the month in which such Notification is filed with the Partnership. If an Interest is Assigned more than once during a fiscal quarter, the last Assignee with respect to whom Notification is received shall be recognized by the Partnership.

     8.2.2 Unless and until an Assignee of an Interest becomes a Substituted Limited Partner, such Assignee shall not be entitled to vote or give Consents with respect to such Interest or to receive any Partnership reports or other Partnership information, except to the extent required by law.

     8.2.3 Any Limited Partner who shall Assign all of his Interest shall cease to be a Limited Partner and shall not retain any statutory rights as a Limited Partner.

     8.2.4 Anything herein to the contrary notwithstanding, both the Partnership and the General Partners shall be entitled to treat the assignor of an Interest as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to him, until such time as a written Assignment by such assignor that conforms to the requirements of this Article Eight has been received by the Partnership and accepted by the Managing General Partner.

     8.2.5 A Person who is the Assignee of all or any fraction of the Interest of a Limited Partner, but does not become a Substituted Limited Partner and desires to make a further Assignment of such Interest, shall be subject to all the provisions of this Article Eight to the same extent and in the same manner as any Limited Partner desiring to make an Assignment of his Interest.

     8.3 SUBSTITUTED LIMITED PARTNERS.

     8.3.1 No Limited Partner shall have the right to substitute an Assignee of all or any fraction of such Limited Partner's Interest as a Limited Partner in his, her or its place. Any such Assignee of an Interest (whether pursuant to a voluntary or involuntary transfer) shall be admitted to the Partnership as a Substituted Limited Partner only (i) with the Consent of the Managing General Partner, which Consent shall be granted or withheld in the absolute discretion of the Managing General Partner and may be arbitrarily withheld subject to paragraph 8.3.4, (ii) by satisfying the requirements of paragraphs 8.1 and 8.2 and (iii) if necessary, upon an amendment to this Agreement or such other instrument, executed by all necessary parties and filed or recorded in the proper records of each jurisdiction in which such filing or recordation is necessary to qualify the Partnership to conduct business or to preserve the limited liability of the Limited Partners. Any such Consent by the Managing General Partner may be evidenced if necessary, by the execution by the General Partners of an amendment to this Agreement evidencing the admission of such Person as a Limited Partner. The admission of a Substituted Limited Partner shall be shown in the books and records of the Partnership. The Limited Partners hereby Consent and agree to such admission of a Substituted Limited Partner by the Managing General Partner. The Managing General Partner agrees to process such amendments, if any, not less frequently than quarterly.

     8.3.2 Each Substituted Limited Partner, as a condition to his admission as a Limited Partner, shall execute and acknowledge such instruments, in form and substance satisfactory to the Managing General Partner, as the Managing General Partner, in its sole discretion, deems necessary or desirable to effectuate such admission and to confirm the agreement of the Substituted Limited Partner to be bound by all the terms and provisions of this

Agreement with respect to the Interest acquired. All reasonable expenses, including attorneys' fees, incurred by the Partnership in this connection shall be borne by such Substituted Limited Partner.

     8.3.3 Until an Assignee shall have been admitted to the Partnership as a Substituted Limited Partner pursuant to paragraph 8.3.1, such Assignee shall be entitled to all of the rights of an Assignee of a limited partnership interest under the Partnership Act.

     8.3.4 If a Limited Partner Assigns his Interest in a manner which is effective under this Agreement, the Managing General Partner will either promptly consent to take all actions necessary to ensure that such Assignee shall become a Substituted Limited Partner or, if such consent is withheld, the Managing General Partner shall exercise the voting rights under the Investment Company Act of 1940 in accordance with the written instructions of the Assignee.

     8.4 INDEMNIFICATION AND TERMS OF ADMISSION. Each Limited Partner and Assignee shall indemnify and hold harmless the Partnership, the General Partners and every Limited Partner who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to state facts made (or omitted to be made) by such Limited Partner or Assignee in connection with any Assignment of all or any part of an Interest, or the admission of a Substituted Limited Partner to the Partnership, against expenses for which the Partnership or such other Person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by him in connection with such action, suit or proceeding.

     8.5 INCAPACITY OF A LIMITED PARTNER. If a Limited Partner dies, his executor, administrator or trustee, or, if he is adjudicated incompetent, his committee, guardian, or conservator, or, if he becomes bankrupt, the trustee or receiver of his estate, shall have all the rights of a Limited Partner for the purpose of settling or managing the estate of such Limited Partner, and such power as the Incapacitated Limited Partner possessed to Assign all or any part of the Incapacitated Limited Partner's Interest and to join with such Assignee in satisfying conditions precedent to such Assignee becoming a Substituted Limited Partner. The Incapacity of a Limited Partner shall not dissolve the Partnership.

     8.6 SALES BY THE MANAGEMENT COMPANY. Anything herein to the contrary notwithstanding, in connection with the resale of Units by the Managing General Partner or the Management Company at a Closing after the initial Closing of the sale of Units, (i) a purchaser's subscription for Units will constitute Notification to the Partnership satisfactory to the Managing General Partner of such sale for purposes of paragraph 8.2.1; (ii) the Partnership shall recognize such sale as effective on the date of such subsequent Closing; and (iii) such purchasers shall be admitted to the Partnership as Substituted Limited Partners as of the date of such subsequent Closing.

     8.7 PUBLICLY TRADED PARTNERSHIP LIMITATION. Notwithstanding anything to the contrary in this Agreement, no Assignment of an Interest, Unit, or any part thereof will be recognized if, after giving effect to such Assignment, the Partnership would not satisfy at least one of the safe harbors contained in the regulations under Section 7704 of the Code. These safe harbors include: (1) transfers not involving trading; (2) redemption and repurchase agreements; (3) qualified matching services; (4) private placements; and (5) lack of actual trading.

                                  ARTICLE NINE
          DISSOLUTION, LIQUIDATION AND TERMINATION OF THE PARTNERSHIP

     9.1 DISSOLUTION.

     9.1.1 The Partnership shall be dissolved and its affairs shall be wound up upon the happening of any of the following events:

          (a) the expiration of its term;

          (b) the withdrawal, resignation, removal or Incapacity of all General Partners;

          (c) the election to dissolve the Partnership by a majority in Interest of the Limited Partners;

          (d) the withdrawal, resignation, removal or Incapacity of the Managing General Partner without the designation of a successor Manager General Partner under paragraph 6.2, 6.3 or 6.4; or

          (e) the sale or other disposition at any one time of all or substantially all of the assets of the Partnership. This subsection (e) is subject to the Consent requirement of Section 5.3.5, except that such Consent shall not be required in the instance of the sale or disposition of a sole remaining asset of the Partnership.

     Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the assets of the Partnership have been distributed as provided in paragraph 9.2 and the Certificate of Limited Partnership of the Partnership has been canceled.

     9.2 LIQUIDATION.

     9.2.1 Upon dissolution of the Partnership, the Individual General Partners or a liquidating trustee, if one is appointed, shall wind up the affairs of the Partnership and, in their sole discretion, liquidate all or any part of the assets of the Partnership. The Individual General Partners or such liquidating trustee shall, in their absolute discretion, determine the time, manner and terms of any sale or other disposition of the Partnership's investments for the purpose of obtaining in their opinion, fair value for such assets.

     9.2.2 Profits and Losses arising from sales upon liquidation, and unrealized Profits and Losses attributable to securities to be distributed in kind that are deemed realized pursuant to paragraph 4.2.1, shall be allocated as provided in paragraph 4.2. In settling accounts after dissolution, the assets of the Partnership ("Liquidation Assets") shall be paid out in the following order:

          (a) first, to the payment of debts and liabilities of the Partnership and the expenses of liquidation (including any debts and liabilities of the Partnership to any of the Partners or their Affiliates as creditors and not with respect to distributions relating to Partnership Interests), other than debts, liabilities or expenses for which reasonable provision for payment has been made;

          (b) second, to the establishment of any reserve which the Individual General Partners may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership, unless some other reasonable provision therefor has been made. Such reserve may be paid over by the Individual General Partners to any attorney-at-law or other acceptable party, as escrow agent, to be held for disbursement in payment of any of the aforesaid liabilities and, at the expiration of such period as shall be deemed advisable by the Individual General Partners, for distribution of the balance, in the manner hereinafter provided in this paragraph 9.2; and

          (c) third, 99% to the Limited Partners in proportion to their Capital Contributions and 1% to the General Partners until the Limited Partners have received cumulative distributions pursuant to paragraph 4.1 and this paragraph 9.2.2 in an amount equal to their Capital Contributions;

          (d) fourth, 100% to the General Partners until the General Partners shall have received pursuant to this clause (d) an amount equal to any unpaid Deferred Distribution Amount;

          (e) fifth, 90% to the Limited Partners in proportion to their Capital Contributions and 10% to the General Partners (9% being a General Partner Distribution) until the Limited Partners have received cumulative distributions pursuant to paragraph 4.1 and this paragraph 9.2.2 in an amount equal to two times their Capital Contributions; and

          (f) sixth, the balance shall be distributed 80% to the Limited Partners in proportion to their Capital Contributions and 20% to the General Partners (19% being a General Partner Distribution).

     Notwithstanding the provisions of Article Four and the foregoing provisions of paragraph 9.2.2, to the extent that making any General Partner Distribution pursuant to clause (e) or (f) or making a distribution pursuant to clause (d) would at the time otherwise payable result in the General Partners receiving cumulative General Partner Distributions from capital gains in excess of 20% of cumulative capital gains realized by the Partnership (net of realized capital losses and unrealized capital depreciation), such excess shall be deferred (and defined to be a Deferred Distribution Amount) and be payable only to the extent that when paid such payment would not cause such result. If, at the time of liquidation, the General Partners shall have received cumulative General Partner Distributions from capital gains in excess of the permitted amount, the General Partners shall be obligated to return any excess amount to the Partnership, which Deferred Distribution Amount shall be distributed as otherwise provided herein; provided, on final distribution, any remaining unpaid Deferred Distribution Amount shall be distributed to the Partners in proportion to their Capital Contributions.

     9.2.3 Upon dissolution and termination of the Partnership, the General Partners will contribute to the Partnership an amount equal to the lesser of:
(a) the deficit balance, if any, in their Capital Accounts; or (b) the excess, if any, of 1.01% of the total Capital Contributions of the Limited Partners over the Capital Contributions previously contributed by the General Partners.

     9.2.4 When the Individual General Partners or liquidating trustee have complied with the foregoing liquidation plan, there shall be executed and filed an instrument evidencing the cancellation of the Certificate of Limited Partnership of the Partnership.

     9.3 ROLL-UP TRANSACTIONS RESTRICTIONS.

     9.3.1 The Partnership shall not participate in a proposed Roll-Up if as a result of the transaction:

          (a) the voting rights of the Partners as provided herein at the time the Roll-Up is proposed would be materially reduced in the Roll-Up Entity;

          (b) the Partners' right of access to books and records of the Partnership as provided herein would be materially reduced in the Roll-Up Entity;

          (c) the charter, bylaws, partnership agreement or other charter documents of the surviving entity would contain material limitations on the accumulation of shares or interests by any purchaser of shares or interests, except that minimum restrictions may be imposed as necessary to preserve the tax status of the Roll-Up Entity; or

          (d) any of the costs of the transaction would be borne by the Partnership if the Roll-Up transaction is not approved by the Partners.

     9.3.2 The Partnership shall, in connection with a proposed Roll-Up, obtain an appraisal of Partnership assets from a competent, independent expert, which appraisal shall be based on all relevant information and shall indicate the value of the Partnership's assets as of a date immediately prior to the announcement of the proposed Roll-Up. All Partnership assets shall be appraised on a consistent basis assuming liquidation to occur on an orderly basis over a twelve-month period. The terms of the engagement of the expert shall indicate that the engagement is for the benefit of the Partnership and the Partners. A summary of the expert's appraisal, including all material assumptions of the appraisal, shall be included in a report to the Partners in connection with the proposed Roll-Up.

     9.3.3 The Partnership shall offer to those Partners who vote "no" on the Roll-Up proposal the choice of:

          (a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or

          (b) one of the following:

             (i) remaining as Partners in the Partnership and preserving their Interests herein on the same terms and conditions as existed previously; or

             (ii) receiving cash in an amount equal to the Partner's pro rata share of the appraised value of the net assets of the Partnership.

                                  ARTICLE TEN
                                   AMENDMENTS

     10.1 PROPOSAL OF AMENDMENTS GENERALLY.

     10.1.1 Amendments to this Agreement to reflect the addition or substitution of a Limited Partner, the admission of an additional or successor General Partner or the withdrawal of a General Partner, shall be made at the time and in the manner referred to in paragraph 6.5.1 or 8.3.1. Any amendment to this Agreement may be proposed by the Individual General Partners or by 10% in Interest of the Limited Partners. The Partners proposing such amendment shall submit (a) the text of such amendment, and (b) a statement of the purpose of such amendment. The Individual General Partners shall, within 20 days after receipt of any proposal under this paragraph 10.1.1, give Notification to all Partners of such proposed amendment and of such statement of purpose, together, in the case of an amendment proposed by Limited Partners, with the views, if any, of the Individual General Partners with respect to such proposed amendment. However, the Individual General Partners shall not be required to give Notification to all Partners as provided in this Section 10.1 of any such proposed amendment and no such proposed amendment shall be voted on by Partners if, within 20 days after receipt by the Individual General Partners of any proposed amendment under this Section 10.1, counsel for the Partnership has submitted to the Partners proposing such amendment an opinion to the effect that there is a substantial likelihood that such amendment, or any vote thereon or vote provided for therein, would not be permitted by the Partnership Act, would impair the limited liability of the Limited Partners or would adversely affect the classification of the Partnership as a partnership for federal income tax purposes.

     10.1.2 The Individual General Partners shall, within a reasonable time after the adoption of any amendment to this Agreement, make any filings or publications required or desirable to reflect such amendment, including any required filing of any certificate of limited partnership or other instrument or similar document of the type contemplated by paragraph 2.6.

     10.2 ADOPTION OF AMENDMENTS; LIMITATIONS THEREON.

     10.2.1 Subject to paragraph 11.2, a majority in Interest of the Limited Partners may, without the concurrence of any General Partner, amend this Agreement; provided, however, that no amendment to this Agreement may:

          (a) add to, detract from or otherwise modify the purposes of the Partnership without the Consent of all the Limited Partners;

          (b) convert a Limited Partner's Interest into a General Partner's Interest; modify the limited liability of a Limited Partner; alter the Interest of any Partner in Profits or Losses; or increase the liabilities or responsibilities of, or diminish the rights or protections of, the General Partners or any General Partner under this Agreement; in each case, without the Consent of each such affected Partner;

          (c) modify the method provided in Article Four of determining and allocating Profits and Losses and of determining distributions of available cash without the Consent of each Partner adversely affected by such modification;

          (d) amend paragraph 6.5.2 without the Consent of the General Partners;

          (e) amend any provisions hereof which require the Consent, action or approval of a specified percentage in Interest of the Limited Partners without the Consent of such specified percentage in Interest of the Limited Partners; or

          (f) amend this paragraph 10.2.1 or paragraph 11.2 without the Consent of the affected Partners.

     10.2.2 In addition to any amendments otherwise authorized hereby, each Limited Partner and each Assignee agrees that the Individual General Partners (pursuant to the powers of attorney granted in paragraph 12.1), without the approval of or any Limited Partner or Assignee, may (but shall not be obligated to) amend any provision of this Agreement, and execute, swear to, acknowledge, deliver, certify, file and record whatever documents may be required in connection therewith, to reflect:

          (a) a change in the name of the Partnership; the location of the principal place of business of the Partnership, the registered office of the Partnership in the State of Missouri or the registered agent for service of process on the Partnership in the State of Missouri;

          (b) the admission, substitution, removal or withdrawal of Partners in accordance with this Agreement;

          (c) a change that the Individual General Partners in their sole discretion have determined to be reasonable and necessary or appropriate to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or that is necessary or advisable in the opinion of the Individual General Partners to ensure that the Partnership will continue to be treated as a partnership, and not an association taxable as a corporation, for Federal income tax purposes;

          (d) a change that is necessary or appropriate to change the allocations of Partnership income, gain, losses, deductions or credits in
     Article IV hereof to comport with the requirements of the Code, regulations or interpretations of the law applicable to allocations, if the Individual General Partners conclude in good faith that such amendments are in the overall best interests of the Individual General Partners and the Limited Partners; provided, however, that the Individual General Partners shall be authorized to amend such provisions only to the minimum extent which in good faith it judges to be necessary or advisable, based upon advice of outside counsel or its accountants, to make the Partnership's allocations of these items effective for Federal income tax purposes; and provided further, that the Individual General Partners shall be under no obligation to make any such amendment;

          (e) a change (i) that in the sole discretion of the Individual General Partners does not adversely affect the Limited Partners in any material respect, or (ii) that is necessary or desirable to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any Federal or state agency or judicial authority or contained in any Federal or state statute, compliance with any of which the Individual General Partners deem to be in the best interests of the Partnership and the Limited Partners, or (iii) that is required or contemplated by this Agreement;

          (f) an amendment that is necessary, in the opinion of counsel to the Partnership, to prevent the Partnership or the General Partners or any of their directors, officers, employees or agents from in any manner being subjected to the provisions of the "plan asset" regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, whether or not substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

          (g) any amendment expressly permitted in this Agreement to be made by the General Partners acting without the Consent of the Limited Partners;

          (h) any amendment as is necessary or appropriate to cure any ambiguity or to correct or supplement any provision of this Agreement which may be inconsistent with any other provision of this Agreement and does not materially adversely affect the Limited Partners;

          (i) any amendment to the Management Agreement that is expressly permitted to be adopted by the terms thereof without the Consent of the Limited Partners; or

          (j) any other amendments similar to the foregoing that are not materially adverse to the Limited Partners.

     10.2.3 So long as the Partnership is a business development company subject to the provisions of the 1940 Act, the Individual General Partners shall amend this Agreement to reflect any matters that the 1940 Act requires to be approved or disapproved by the Limited Partners and shall propose such amendment to the Limited Partners in accordance with this Article Ten.

     10.2.4 Upon the adoption of any amendment to this Agreement, the amendment shall be executed by the General Partners on behalf of themselves and all Limited Partners and, if required by the Partnership Act, an amendment to the Certificate of Limited Partnership of the Partnership shall be filed or recorded in the proper records of the State of Missouri and of each jurisdiction in which filing or recordation is necessary for the Partnership to conduct business or to preserve the limited liability of the Limited Partners. Each Limited Partner hereby irrevocably appoints and constitutes the General Partners, and each of them, as his, her or its agent and attorney-in-fact to execute, deliver, swear to, file and record any and all such amendments. The power of attorney given herewith is irrevocable, is coupled with an interest and shall survive and not be affected by the subsequent Incapacity of a Limited Partner granting it.

     10.3 AMENDMENTS ON ADMISSION OR WITHDRAWAL OF A GENERAL PARTNER. If this Agreement shall be amended to reflect the admission of an additional or successor General Partner, such amendment shall be signed by all remaining General Partners and such additional or successor General Partner. If this Agreement shall be amended to reflect the withdrawal or removal of a General Partner and the continuation of the business of the Partnership, such amendment shall be signed by the remaining and successor General Partners.

     10.4 COPIES OF AMENDMENTS. The Certificate of Limited Partnership and this Agreement and each amendment thereto shall be kept in the files of the Managing General Partner and copies thereof shall be made available to each Limited Partner upon written request only for any purpose reasonably related to the Limited Partner's interest as a limited partner in the Partnership, the General Partners not being otherwise obligated to deliver or mail a copy of the Certificate of Limited Partnership or this Agreement or any amendment hereto to the Limited Partners, either before or after its filing, if any, in the State of Missouri.

                                 ARTICLE ELEVEN
                         CONSENTS, VOTING AND MEETINGS

     11.1 METHOD OF GIVING CONSENT. Any Consent required by this Agreement may be given as follows:

          (a) by a written Consent given by the consenting Partner at or prior to the doing of the act or thing for which the Consent is solicited, provided that such Consent shall not have been nullified by either (a) Notification to the General Partners by the consenting Partner at or prior to the time of, or the negative vote by such consenting Partner at, any meeting held to consider the doing of such act or thing, or (b) Notification to the General Partners by the consenting Partner prior to the doing of any act or thing the doing of which is not subject to approval at such meeting; or

          (b) by the affirmative vote by the Consenting Partner to the doing of the act or thing for which the Consent is solicited at any meeting called and held pursuant to paragraph 11.3 or 11.4 to consider the doing of such act or thing.

     11.2 LIMITATIONS ON REQUIREMENTS FOR CONSENTS. Notwithstanding any other provisions of this Agreement, if, prior to the exercise by the Limited Partners of the rights of the Limited Partners (i) to approve actions of the General Partners pursuant to paragraph 5.3.1 or the actions of the Individual General Partners pursuant to paragraph 5.3.5, (ii) to remove a General Partner pursuant to paragraph 6.3 or to approve the appointment of a successor General Partner pursuant to paragraph 6.2 or 6.3, (iii) to remove General Partners, to approve successor General Partners and to approve certain Partnership and Management Agreement matters pursuant to paragraph 7.3.1, (iv) to elect to dissolve the Partnership pursuant to paragraph 9.1.1, or (v) to amend this Agreement pursuant to paragraph 10.2.1, as the case may be, counsel for the Partnership shall have delivered to the Partnership an opinion to the effect that there is a substantial likelihood that the exercise of such right or rights will violate the provisions of the Partnership Act or the laws of the other jurisdictions in which the Partnership is then formed or qualified, will adversely affect the limited liability of the Limited Partners or will adversely affect the classification of the Partnership as a partnership for federal income tax purposes, then

          (a) notwithstanding the provisions of paragraph 5.3.1, the General Partners shall be prohibited from taking an action, performing the act or entering into the transaction, as the case may be;

          (b) notwithstanding the provisions of paragraph 5.3.5, the Individual General Partners shall be prohibited from taking an action, performing the act or entering into the transaction, as the case may be;

          (c) notwithstanding the provisions of paragraph 6.2 or 6.3, the Limited Partners shall be prohibited from removing a General Partner or from approving the appointment of a successor General Partner;

          (d) notwithstanding the provisions of paragraph 7.3.1, the Limited Partners shall be prohibited from removing General Partners, approving successor General Partners and approving certain Partnership and Management Agreement matters, as the case may be;

          (e) notwithstanding the provisions of paragraph 9.1.1, the Limited Partners shall be prohibited from electing to dissolve the Partnership; and

          (f) notwithstanding the provisions of paragraph 10.2.1, the Limited Partners shall be prohibited from amending this Agreement.

     except that under any circumstance, the Limited Partners shall be entitled to all voting rights under the 1940 Act.

     Such counsel may rely as to the law of any jurisdiction, other than a jurisdiction in which such counsel's principal office is located, on an opinion of counsel in such other jurisdiction in form and substance satisfactory to them. Any such opinion of counsel for the Partnership shall be subject to refutation and nullification by an opinion of counsel representing a majority in Interest of the non-management affiliated Limited Partners, which opinion will be paid for by the Partnership as a Partnership expense, provided, that such opinion and such counsel shall be reasonably satisfactory to the Partnership.

     11.3 ACTION BY THE INDIVIDUAL GENERAL PARTNERS. The Individual General Partners shall act by majority vote at a meeting duly called or by unanimous written Consent without a meeting, unless the 1940 Act requires that a particular action be taken only at a meeting of the Individual General Partners. Meetings of the Individual General Partners may be called by any two Individual General Partners. Individual General Partners may participate in a meeting of the Individual General Partners or of any committee designated by the Individual General Partners by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other, and participation in a meeting in this manner shall constitute presence in person at the meeting, unless the 1940 Act requires that a particular action be taken only at a meeting in person of the Individual General Partners. Subject to the requirements of the 1940 Act, the Individual General Partners by majority vote may delegate to any one of their number, or a committee thereof, their authority to approve particular matters or take particular actions on behalf of the Partnership. A quorum for all meetings of Individual General Partners shall be a majority of the Individual General Partners.

     11.4 MEETINGS OF LIMITED PARTNERS. The termination of the Partnership, the removal of the General Partners and the election of successors and any other matter requiring the Consent of all or any of the Limited Partners pursuant to this Agreement may be considered at a meeting of the Partners held not less than 20 nor more than 60 days after the Notification thereof shall have been given by the Individual General Partners to all Partners. Such Notification (a) may be given by the Individual General Partners, in their discretion, at any time, and
(b) shall be given by the Individual General Partners within 30 days after receipt by the Individual General Partners of a written request for such a meeting made by 10% in Interest of the Limited Partners. Such request shall describe the specific purposes for which the meeting is to be called. Any such Notification shall state briefly the purpose, time and place of the meeting. All such meetings shall be held within or outside the State of Missouri at such reasonable place as the Individual General Partners shall designate and during normal business hours. The Partners may vote at any meeting of Partners in person or by proxy.

     11.5 ELECTION OF GENERAL PARTNERS. In the election of Individual General Partners by the Limited Partners, those candidates receiving the highest number of votes cast, at a meeting at which a majority in Interest of the Limited Partners is present in person or by proxy, up to the number of Individual General Partners proposed to be elected, shall be elected; and each Limited Partner shall have one vote for each Unit owned by him. In the election of the Managing General Partner, the candidate receiving the highest number of votes cast shall be elected pursuant to the foregoing provision. Any vote for the election of General Partners shall be subject to the limitations of paragraph 11.2.

     11.6 RECORD DATES. The Individual General Partners may set in advance a date for determining the Limited Partners entitled to Notification of and to vote at any meeting or to give any Consent without a meeting. All record dates shall not be more than 60 days prior to the date of the meeting or the Consent solicitation to which such record date relates (unless such requirement conflicts with any applicable rule, regulation, guideline or requirement, in which case the rule, regulation, guideline or requirement shall govern). Only those Limited Partners holding Units as of the record date shall be entitled to Notification of and to vote at such meeting or to give the Consent so solicited.

     11.7 SUBMISSIONS TO LIMITED PARTNERS. The Individual General Partners shall give all the Limited Partners Notification of any proposal or other matter required by any provision of this Agreement or by law to be submitted for the consideration and approval of the Limited Partners. Such Notification shall include any information required by the relevant provision of this Agreement or by law.

     11.8 ADJOURNMENT. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new record date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 45 days. At the adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article Eleven.

     11.9 WAIVER OF NOTICE; APPROVAL OF MEETING; APPROVAL OF MINUTES. The transactions at any meeting of Limited Partners, however called and noticed, and whenever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the Limited Partners entitled to vote, not present in person or by proxy, signs a written waiver of notice or an approval of the holding of the meeting or an approval of the minutes thereof. All waivers, Consents and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Limited Partner at beginning of the meeting disapproves of the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to disapprove of the consideration of matters required to be included in the notice of the meeting, but not so included, if the disapproval is expressly made at the meeting.

     11.10 QUORUM. A Majority-in-Interest of the Limited Partners represented in person or by proxy shall constitute a quorum at a meeting of Limited Partners. The Limited Partners shall be entitled to Consent to matters only as specifically set forth in this Agreement, including the matters set forth in paragraph 7.3 and as submitted to them by the General Partners or other Limited Partners, as the case may be. At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners holding at least a majority of the outstanding Units of the Limited Partners entitled to vote and be present in person or by proxy at such meeting shall be deemed to constitute the act of all Limited Partners, unless a higher percentage is required with respect to such action under the provisions of this Agreement, in which case the act of the Limited Partners owning such higher percentage shall be required. In the absence of a quorum, any meeting of Limited Partners may be adjourned from time to time by the affirmative vote of the holders of a majority in Interest represented either in person or by proxy, but no other business may be transacted, except as provided in paragraph 11.8.

     11.11 CONDUCT OF MEETING. The Individual General Partners shall have full power and authority concerning the manner of conducting any meeting of the Limited Partners or solicitation of approvals in writing, including, without limitation, the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of paragraph 11.4, the conduct of voting, the validity and effect of any proxies, and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The Individual General Partners shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting, in either case including, without limitation, an Individual General Partner or a director or officer of the general partner of the Managing General Partner thereof. All minutes shall be kept with the records of the Partnership maintained by the Individual General Partners. The Individual General Partners may make such other regulations consistent with applicable law and this Agreement as they may deem advisable concerning the conduct of any meeting of the Limited Partners or solicitation of Consents in writing, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of Consents, the submission and examination of proxies and other evidence of the right to Consent, and the revocation of Consents in writing.

     11.12 ACTION WITHOUT A MEETING. Any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if a Consent in writing setting forth the action so taken is signed by Limited Partners owning not less than the minimum percentage of the outstanding Units that would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted. The Individual General Partners may specify that any written ballot submitted to Limited Partners for the purpose of taking any action without a meeting shall be returned to the Partnership within the time, not less than 20 days, specified by the Individual General Partners. If a ballot returned to the Partnership does not vote all of the Units held by the Limited Partner, the Partnership shall be deemed to have failed to receive a ballot for the Units which were not voted. If Consent to the taking of any action by the Limited Partners is solicited by any Person other than by or on behalf of the Individual General Partners, the written Consents shall have no force and effect unless and until (a) they are deposited with the Partnership in care of the Individual General Partners, (b) approvals sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient approvals are deposited with the Partnership, and (c) an opinion of counsel, provided by counsel reasonably acceptable to the Individual General Partners, is delivered to the Individual General Partners to the effect that the exercise of such right and the action proposed to be taken with respect to any particular matter (i) will not cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to subject the Limited Partners to unlimited liability, (ii) will not jeopardize the status of the Partnership as a partnership under applicable tax laws and regulations, and (iii) is not prohibited by the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners.

     11.13 CONFLICTS OF INTEREST. Neither the General Partners nor their Affiliates shall be entitled to vote their Partnership Interests with respect to matters which involve conflicts of interest between themselves and the Partnership. For purposes of this paragraph 11.13, "Affiliates" shall not include Limited Partners whose only affiliation with a party who has a conflict of interest is that they are employees of Edward Jones or employees or limited partners of The Jones Financial Companies, a Limited Partnership ("JFC") or general partners of JFC with less than 5% interest in JFC.

                                 ARTICLE TWELVE
                               POWER OF ATTORNEY

     12.1 POWER OF ATTORNEY.

     12.1.1 The Initial Limited Partner, each Limited Partner and each Assignee hereby makes, constitutes and appoints the General Partners (and any successor thereof by merger, assignment, election or otherwise), and each of them, and each of their authorized agents, as his, her or its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in his, her or its name, place and stead to make, execute, sign, acknowledge, swear to, deliver, certify, record and file:

          (a) (i) this Agreement and any amendment to this Agreement; (ii) the original Certificate of Limited Partnership of the Partnership and all amendments thereto required or permitted by law or the provisions of this Agreement; (iii) all certificates and other instruments deemed advisable by the General Partners to carry out the provisions of this Agreement and applicable law or to permit the Partnership to become or to continue as a limited partnership or partnership wherein the Limited Partners have limited liability in the State of Missouri and in any jurisdiction where the Partnership may be doing business; (iv) all instruments that the General Partners deem necessary or appropriate to reflect an amendment, change, modification or restatement of this Agreement or the Partnership in accordance with this Agreement, including, without limitation, the substitution of Assignees as Substituted Limited Partners pursuant to paragraph 8.3 or the admission, withdrawal or substitution of any Partner pursuant to this Agreement; (v) all conveyances and other instruments or documents deemed necessary or advisable by the General Partners to effect the dissolution and liquidation of the Partnership, including a certification of cancellation; (vi) all fictitious or assumed name certificates required or permitted to be filed on behalf of the Partnership; (vii) all instruments or documents required by law to be filed in connection with the issuance of limited partnership interests senior to the Units; and (viii) all other instruments or documents which may be required or permitted by law to be filed or recorded on behalf of the Partnership, including, without limitation, those relating to the formation, qualification and operation of the Partnership;

          (b) all ballots, Consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole discretion of the General Partners, to make, evidence, give, confirm or ratify any Consent or other action which is made or given by the Limited Partners or the General Partners hereunder and is consistent with this Agreement and/or appropriate or necessary, in the sole discretion of the General Partners, to effectuate the terms or intent of this Agreement; and

          (c) all agreements, tax returns, forms, schedules and similar documents required to effectuate the terms or intent of this Agreement and as required by federal, state or local tax laws.

     12.1.2 The foregoing power of attorney:

          (a) is coupled with an interest and shall be irrevocable and shall survive and shall not be affected by the subsequent Incapacity of each Limited Partner and Assignee;

          (b) may be exercised by the General Partners or any of the General Partners either by signing separately or jointly as attorneys-in-fact for each or all Limited Partners; and

          (c) shall survive the delivery of an assignment by a Limited Partner or Assignee of the whole or any fraction of his, her or its Interest and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives; except that, where the Assignee of the whole of such Limited Partner's Interest has been approved by the General Partners for admission to the Partnership as a Substituted Limited Partner, the power of attorney of the assignee shall survive the delivery of such assignment for the sole purpose of enabling the General Partners to make, execute, sign, swear to, acknowledge, deliver, certify, record and file any instrument necessary or appropriate to effect such substitution.

     12.1.3 Each Limited Partner and Assignee hereby agrees to be bound by any representations made by a General Partner, acting in good faith pursuant to such power of attorney; and each Limited Partner and Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of such General Partner, taken in good faith under such power of attorney.

     12.1.4 Each Limited Partner and Assignee shall execute and deliver to the General Partners within five days after receipt of the General Partner's request therefor such further designations, powers-of-attorney and other instruments as the General Partners deem necessary or appropriate to carry out the terms of this Agreement.

                                ARTICLE THIRTEEN
                RECORDS AND ACCOUNTING, REPORTS, FISCAL AFFAIRS

     13.1 RECORDS AND ACCOUNTING.

     13.1.1 Appropriate records and books of account of the business of the Partnership, including a list of the names, business or mailing addresses, telephone numbers, and Interest of all Limited Partners, shall be maintained at the Partnership's principal place of business. Any records maintained by the Partnership in the regular course of its business, including the record of Limited Partners and Assignees, books of account and records of Partnership proceedings, may be kept on or be in the form of punch cards, magnetic tape, photographs, micrographics or any other information storage device. Each Limited Partner or his, her or its duly authorized representative (but not Assignees) shall have access to them, upon reasonable notice and for a purpose reasonably related to the Limited Partner's interest as a limited partner of the Partnership, including matters relating to the Limited Partner's voting rights under the Partnership Agreement, and the exercise of the Limited Partner's rights under federal proxy laws, at all reasonable times during business hours. Any Limited Partner, or his, her or its duly authorized representatives, within ten days after payment of the costs of collection, duplication and mailing, shall be entitled to receive a copy of the Limited Partner list to which such Person is entitled under the

Partnership Agreement, which list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10-point type) and any Limited Partner, or his, her or its duly authorized representatives, upon paying the costs of collection, duplication and mailing, shall be entitled to a copy of information to which such Person is entitled under the Partnership Act. All information received by a Limited Partner pursuant to this paragraph shall be kept confidential and shall be used for Partnership purposes only.

     13.1.2 The books and records of the Partnership shall be kept on the accrual basis of accounting. The accrual basis of accounting shall be followed by the Partnership for federal income tax purposes. The external financial statements of the Partnership shall be prepared in accordance with generally accepted accounting principles, and shall be appropriate and adequate for the Partnership's business and for carrying out all provisions of this Agreement. The taxable year of the Partnership shall be its Fiscal Year, unless the Individual General Partners shall determine otherwise.

     13.1.3 There shall be an interim closing of the books of account of the Partnership as of the date of the withdrawal therefrom of the Initial Limited Partner, the date of each admission thereto of Additional Limited Partners pursuant to paragraph 3.3.1 and at such time as the Partnership's taxable year ends pursuant to the Code and such other times as the Individual General Partners shall determine are required by good accounting practices or may be appropriate under the circumstances.

     13.2 ANNUAL REPORTS. The General Partners shall use their best efforts to cause to be delivered within 120 days after the end of each Fiscal Year to each Person who was a Partner at any time during the fiscal year, an annual report containing the following:

          (a) financial statements of the Partnership, which shall be prepared in accordance with generally accepted accounting principles and shall be accompanied by a report containing an opinion of a firm of independent certified public accountants;

          (b) a general description of the investment activities of the Partnership during the period covered by the annual report and, with respect to the fourth quarter, a description required by paragraph 13.3(ii);

          (c) a summary report of any material transactions between the Partnership and the General Partners or any of their Affiliates, including fees or compensation paid by the Partnership and the services performed by the General Partners or any such Affiliate for such fees or compensation and including a breakdown of any costs and expenses reimbursed to the General Partners or any of their Affiliates; and

          (d) a special report prepared by the independent certified public accountants on the allocation of the costs and expenses to the Partnership based on, at a minimum, a review of the time records of individual employees, the costs of whose services were reimbursed; and a review of the specific nature of the work performed by each such employee.

     13.3 QUARTERLY REPORTS. The General Partners shall use their best efforts to cause to be delivered within 60 days after the end of each quarter of each Fiscal Year other than the fourth quarter to each Person who was a Partner at any time during the quarter then ended, a quarterly report containing a balance sheet and statement of income for the period covered by the report, each of which may be unaudited but shall be certified by the Managing General Partner on behalf of the General Partners as fairly presenting the financial position and results of operations of the Partnership during the quarter covered by the report. The report shall also contain (i) with respect to any quarter in which the Partnership makes an investment in a portfolio company, a summary description of such investment and the terms thereof, (ii) a description of any material event regarding the business of the Partnership (including material developments in the portfolio company investments made by the Partnership) during the quarter covered by the report, (iii) with respect to any quarter in which a partner or other personnel of Edward Jones have been granted the right to invest in portfolio companies, in connection with an investment by the Partnership in such portfolio company, a summary description of the right so granted and the terms thereof, and (iv) with respect to any quarter in which the holder of a right granted above exercises, sells, transfers or disposes of any such right granted above or the interest acquired upon exercise of such right, a summary description of the transaction and the terms thereof.

     13.4 TAX INFORMATION. The General Partners will use their best efforts to cause to be sent within 75 days after the end of each Fiscal Year to each Person who was a Partner at any time during such Fiscal Year all information relating to the Partnership necessary for the preparation of such Partner's Federal income tax returns.

     13.5 PARTNERSHIP FUNDS. No funds of the Partnership shall be kept in any account other than a Partnership Account and funds shall not be commingled with the funds of any other Person, and the General Partners shall not employ, or permit any other Person to employ, such funds in any manner except for the benefit of the Partnership. The funds of the Partnership not needed in the operation of the business may be deposited in such bank accounts as the Individual General Partners may designate pursuant to paragraph 5.1.1(f), or invested pursuant to paragraphs 5.1.1(o) or 5.1.1(p). Withdrawals therefrom shall be made upon such signatures as the Individual General Partners may designate.

     13.6 ELECTIONS. The General Partners may cause (but are not under any obligation to do so) the Partnership to make all elections required or permitted to be made by the Partnership under the Code and not otherwise expressly provided for in this Agreement, in the manner that the General Partners believe will be most advantageous to individual taxpayers who (i) are married and filing joint federal income tax returns, (ii) are not "dealers" for federal income tax purposes, and (iii) have income at least part of which, without giving effect to any additional tax on preference items, is subject to the highest federal income tax bracket.

                                ARTICLE FOURTEEN
                                 MISCELLANEOUS

     14.1 NOTIFICATION.

     14.1.1 Any Notification to any Limited Partner or Assignee shall be at the address of such Partner set forth in the books and records of the Partnership, regardless of any claim of any Person who may have an interest in a Unit or Interest by reason of an assignment or otherwise. An affidavit or certificate of the giving of any Notification to any Limited Partner in accordance with the provisions of this paragraph 14.1 executed by the Managing General Partner or the mailing organization shall be prima facie evidence of the giving of such Notification. If any Notification addressed to a Limited Partner or Assignee at the address of such Limited Partner or Assignee appears in the books and records of the Partnership is returned by the organization delivering such Notification marked to indicate that such organization is unable to deliver it, such Notification and any subsequent Notifications shall be deemed to have been duly given without further mailing or delivery (until such time as the Limited Partner or Assignee notifies the Partnership of a change in address) if they are available for the Limited Partner or Assignee at the principal office of the Partnership for a period of one year from the date of the giving of such Notification to the other Limited Partners or Assignees. Any Notification to the Partnership or the General Partners shall be at the principal office of the Managing General Partner, as set forth in the books and records of the Partnership and designated pursuant to paragraph 2.2. The Partnership and the General Partners may rely on and shall be protected in relying on any Notification or other communication from a Partner or other Person if believed by them to be genuine.

     14.1.2 Any Notification shall be deemed conclusively to have been given if personally delivered or sent by United States mails or by telegram or telex confirmed by letter and will be deemed given, unless earlier received, (i) if sent by certified or registered mail, return receipt requested, or by first-class mail, five calendar days after being deposited in the United States mails, postage prepaid, (ii) if sent by United States Express Mail, two calendar days after being deposited in the United States mails, postage prepaid, (iii) if sent by telegram or telex or facsimile transmission, on the date sent provided confirmatory notice is sent by first-class mail, postage prepaid, and (iv) if delivered by hand, on the date of receipt.

     14.2 GOVERNING LAW; SEPARABILITY OF PROVISION. It is the intention of the parties that the internal laws of the State of Missouri, as the same may be amended from time to time, shall govern the validity of this Agreement, the construction of its terms and interpretation of the rights and duties of the parties. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect the remainder of this Agreement shall not be affected thereby.

     14.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties; it supersedes any prior agreement or understandings among them, oral or written, all of which are hereby canceled. This Agreement may not be modified or amended other than pursuant to Article Ten.

     14.4 HEADINGS, ETC. The headings in this Agreement are inserted for convenience of reference only and shall not affect interpretations of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine or the neuter gender shall include the masculine, the feminine and the neuter.

     14.5 BINDING PROVISIONS; CREDITORS. The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, legal representatives and permitted assigns of the respective parties hereto. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Partnership.

     14.6 NO WAIVER. The failure of any Partner to seek redress for violation, or to insist on strict performance, of any covenant or condition of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.

     14.7 LEGENDS. If certificates are issued evidencing a Limited Partner's Interest, each such certificate shall bear such legends as may be required by applicable Federal and state laws or as may be deemed necessary or appropriate by the General Partners, to reflect restrictions upon transfer contemplated herein.

     14.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            MANAGING GENERAL PARTNER

                                            CIP MANAGEMENT L.P., LLLP

                                            By: CIP MANAGEMENT, INC.,
                                                its managing general partner

                                            By:

                                              ----------------------------------
                                              Daniel A. Burkhardt, President

                                            By:

                                              ----------------------------------
                                              Daniel A. Burkhardt, General
                                                Partner
Address:

12555 Manchester Road
------------------------------------
St. Louis, Missouri 63131
------------------------------------

                                            INDIVIDUAL GENERAL PARTNERS

                                            ------------------------------------
                                            Ralph G. Kelly
Address:

-------------------------------------

-------------------------------------
                                            ------------------------------------
                                            Thomas A. Hughes
Address:

-------------------------------------

-------------------------------------
                                            LIMITED PARTNERS

                                            All Limited Partners now and
                                            hereafter admitted as limited
                                            partners of the Partnership,
                                            pursuant to Powers of Attorney and
                                            authorizations now and hereafter
                                            executed in favor of, and granted
                                            and delivered to, the General
                                            Partners.

                                            CIP MANAGEMENT L.P., LLLP

                                            By: CIP MANAGEMENT, INC.,
                                                its managing general partner

                                            By:

                                              ----------------------------------
                                              Daniel A. Burkhardt, President
Address:

12555 Manchester Road
-------------------------------------
St. Louis, Missouri 63131
-------------------------------------

                                            WITHDRAWING AND INITIAL LIMITED
                                            PARTNER

                                            ------------------------------------
                                            Steven Novik
Address:

12555 Manchester Road
-------------------------------------
St. Louis, Missouri 63131
-------------------------------------

                                                                       EXHIBIT B

                             SUBSCRIPTION AGREEMENT

                  COMMUNITY INVESTMENT PARTNERS III L.P., LLLP

CIP Management L.P., LLLP
Managing General Partner
of Community Investment Partners III L.P., LLLP
c/o Edward D. Jones & Co., L.P.
12555 Manchester Road
St. Louis, Missouri 63131

Managing General Partner:

     The undersigned, by signing the Subscription Qualification and Acceptance Page attached hereto, hereby tenders this subscription and applies for the purchase of the number of units of limited partnership interest ("Units") set forth below, in Community Investment Partners III L.P., LLLP (the "Partnership"), at a price of $25 per Unit, minimum purchase of 100 Units (except South Carolina residents whose minimum purchase must equal 200 Units). The undersigned understands that the funds submitted herewith ($12.50 per Unit) will be held by ChaseMellon Shareholder Services, L.L.C., St. Louis, Missouri, as Escrow Agent, and will be returned promptly, together with any interest earned thereon to the undersigned in the event that at least 40,000 Units of the
200,000 Units offered by the prospectus of the Partnership dated             ,
1997 (the "Prospectus"), as from time to time supplemented, are not subscribed for by October 30, 1997, as may be extended by the Managing General Partner, in its discretion, up to or until March 31, 1998. The undersigned hereby acknowledges receipt of a copy of the Prospectus, as well as the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of the Partnership attached to the Prospectus as Exhibit A, and hereby specifically accepts and adopts each and every provision of the Partnership Agreement and agrees to be bound thereby.

     The undersigned hereby represents and warrants to you as follows:

     1. The undersigned has received the Prospectus.

     2. The undersigned is aware that he, she or it is required to contribute up to an additional $12.50 per Unit subscribed for on a subsequent capital call date, as described in the Prospectus.

     3. The undersigned is 21 years of age or older (if a natural person), has adequate means of providing for his, her or its current needs and personal contingencies and has no need for liquidity in this investment.

     4. The undersigned, if executing the Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement on behalf of the subscribing individual, ward, partnership, trust, estate, corporation or other entity for whom the undersigned is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation or other entity has full right and power to perform pursuant to such Subscription Agreement and become a limited partner in the Partnership pursuant to the Partnership Agreement.

     5. The undersigned represents that he, she or it is not (a) an employee benefit plan or individual retirement account, (b) an "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (including any qualified pension, profit-sharing, stock bonus or Keogh plan, (c) a plan described in Internal Revenue Code Section 4975(e)(1) (including an IRA) or (d) any entity where underlying assets include "plan assets," as defined in ERISA Regulatory Section 2510.3-101 by reason of the plan's interest in the entity.

     6. The undersigned has:

          (a) unless a resident of Arkansas, California, Iowa, Kansas, Kentucky, Massachusetts, Michigan, Minnesota, Missouri, North Carolina, Oklahoma, Oregon, South Dakota, Texas or Washington, (i) a net worth (exclusive of home, home furnishings, and personal automobiles) of not less than $100,000 in excess of the price of the Units for which the undersigned has subscribed or (ii) a net worth (exclusive of home, home furnishings, and personal automobiles) of not less than $35,000 in excess of the price of the Units for which the undersigned has subscribed and expects to have in the current and next three taxable years, gross income from all sources in excess of $35,000;

          (b) if a resident of California (i) a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $250,000 in excess of the price of the Units for which the undersigned has subscribed or (ii) a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $65,000 in excess of the price of the Units for which the undersigned has subscribed and current gross annual income from all sources in excess of $65,000;

          (c) if a resident of Iowa (i) a net worth (exclusive of home, automobile and furnishings) of not less than $350,000 or (ii) a net worth of $100,000 (exclusive of home, automobiles and furnishings) and an annual taxable income of at least $75,000;

          (d) if a resident of Arkansas, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Oregon, South Dakota or Washington (i) a net worth (exclusive of home, home furnishings and automobiles) of not less than $225,000 in excess of the price of the Units for which the Undersigned has subscribed or (ii) a net worth (exclusive of home, home furnishings and automobiles) of not less than $60,000 in excess of the price of the Units for which the undersigned has subscribed and a minimum gross annual income of $60,000;

          (e) if a resident of North Carolina (i) a net worth exclusive of principal residence, mortgage thereon, home furnishings and automobiles of not less than $225,000 or (ii) a net worth (exclusive of principal residence, mortgage thereon, home furnishings and automobiles) of not less than $60,000 and had during the last tax year or estimates having in the current taxable year, taxable income of at least $60,000 without regard to investment in the Units;

          (f) if a resident of Oklahoma (i) a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $225,000, or (ii) a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $60,000 and expects to have in the current taxable year, gross income of $60,000 or more, without regard to investment in the Units;

          (g) if a resident of Kansas or Texas (i) a net worth (exclusive of home, furnishings and automobiles) of not less than $150,000, or (ii) a net worth (exclusive of home, furnishings and automobiles) of not less than $50,000 and $50,000 in current taxable income, and the price of the investment in the Units represents 5% or less of the net worth (exclusive of home, furnishings and automobiles) of the undersigned.

          (h) if a resident of Kentucky (i) a net worth (exclusive of home, home furnishings, and personal automobiles) of not less than $150,000 in excess of the price of the Units for which the undersigned has subscribed or (ii) a net worth (exclusive of home, home furnishings, and personal automobiles) of not less than $45,000 in excess of the price of the Units for which the undersigned has subscribed and expects to have in the current and next three taxable years, gross income from all sources in excess of $45,000.

     7. The undersigned, if an employee of Edward D. Jones & Co., L.P. or one of its affiliates, is acquiring such Units with the intention of holding such Units for investment and not with a view to the distribution thereof.

     8. The undersigned hereby acknowledges that the information as to name, address, social security/federal taxpayer identification number and title of account heretofore provided to Edward D. Jones & Co., L.P. remains true and correct.

     If the undersigned is purchasing the Units subscribed for hereby in a fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom the undersigned is so purchasing.

     The undersigned understands and recognizes that:

          (a) This subscription may be accepted or rejected in whole or in part by the Managing General Partner in its sole and absolute discretion, except that, if this subscription is to be accepted in part only, it shall not be reduced to an amount less than $2,500 ($5,000 if a South Carolina resident).

          (b) No federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement of the Units.

          (c) There is not now any public market for the Units and there are restrictions contained in the Partnership Agreement which are intended to prevent the development of a public market in the Units. In addition, the Partnership Agreement imposes restrictions on the transfer, sale and assignment of Units that will greatly limit the ability of an investor to liquidate an interest in the Partnership. Accordingly, it may not be possible for the undersigned readily, if at all, to liquidate his, her or its investment in the Partnership in case of an emergency.

     The undersigned hereby acknowledges that by his, her or its signature below, whether personally, pursuant to the authority set forth below or otherwise, the undersigned irrevocably constitutes and appoints the General Partners of the Partnership, and each of them, the true and lawful attorney-in-fact of such person with full power and authority in the name, place and stead of such person to execute, acknowledge, swear to, file and record at the appropriate public offices, this Subscription Agreement, the Partnership Agreement and amendments thereto, and to take such other actions as may be necessary or appropriate to carry out the provisions of this Subscription Agreement, the Partnership Agreement and the Prospectus as the General Partners deem appropriate, and the undersigned further agrees to be bound by the terms of such agreements, including the power of attorney contained in Section 12.1 of the Partnership Agreement, and by such actions.

     The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this subscription or any agreements of the undersigned hereunder and that such subscription and agreements shall survive the death or disability of the undersigned.

     This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Missouri.

     IN WITNESS WHEREOF, the undersigned executes and agrees to be bound by this Subscription Agreement by executing the Subscription Qualification and Acceptance Page attached hereto on the date therein indicated.

                  COMMUNITY INVESTMENT PARTNERS III L.P., LLLP

                 SUBSCRIPTION QUALIFICATION AND ACCEPTANCE PAGE
                   PLEASE PRINT OR TYPE -- USE BLACK INK ONLY

     I hereby certify that (i) I have received a copy of the Prospectus for the Community Investment Partners III L.P., LLLP (ii) I satisfy, or the account I represent satisfies, as the case may be, the investor suitability standards in the Prospectus applicable to all investors and any that are set forth as being applicable to a resident or domiciliary of the state indicated below, (iii) I agree to all the terms and conditions of the within Subscription Agreement and the Amended and Restated Agreement of Limited Partnership included as Exhibit A to the Prospectus, (iv) I am subscribing for the number of Units set forth below, (v) I am a resident of the state indicated below, and (vi) I am not an "employee benefit plan," as defined in ERISA Section 3(3); a plan described in Internal Revenue Code Section 4975(e)(1) (including an individual retirement account) (see "Investor Suitability Standards" in the Prospectus); or any entity whose underlying assets include "plan assets", as defined in ERISA Regulation
Section 2510.3-101, by reason of a plan's interest in the entity. CALIFORNIA RESIDENTS MUST ALSO COMPLETE AND SIGN SCHEDULE I ATTACHED HERETO.

                 ----------------------------
Number of Units:
                 ----------------------------
  (each representing up to $25)

---------------------------------------------  ---------------------------------------------
             State of Residence

---------------------------------------------  ---------------------------------------------
            Signature of Investor                              Print Name(s)
(indicate capacity of signatory if other than  ---------------------------------------------
            individual ownership)

---------------------------------------------  ---------------------------------------------
    Signature of Joint Investor (if any)                          Address

---------------------------------------------  ---------------------------------------------
                    Date                                         Telephone
                                               ---------------------------------------------
                                                    Social Security Number or F.E.I.N.

SUBSCRIPTION ACCEPTED:

     CIP Management L.P., LLLP, as Managing General Partner, hereby accepts this subscription on behalf of the above-referenced Partnership, subject to the terms and conditions of the within Subscription Agreement.

                                            CIP Management L.P., LLLP

                                            By: CIP Management, Inc., its
                                            general partner

                                            By:

                                            ------------------------------------

                                            ------------------------------------
                                                            Date

REGISTERED REPRESENTATIVE, IF ANY, MUST COMPLETE:

     In recommending the purchase of Units to the investor whose signature appears above, I have complied with and understand the requirements of the provisions of Sections 3(b)(1) and 4(d) of Appendix F of the NASD Rules of Fair Practice.

                                            ------------------------------------
                                                 Registered Representative

                                                                      SCHEDULE 1

                  COMMUNITY INVESTMENT PARTNERS III L.P., LLLP

              INVESTOR QUESTIONNAIRE FOR CALIFORNIA RESIDENTS ONLY

     The following representations are made with the intent that they may be relied upon in determining the undersigned's suitability for investment in the Units.

                In what capacity are you subscribing for Units:
                      (please check one of the following)

[ ]   1.    INDIVIDUAL. If you are subscribing for Units in your individual name only, please complete the Questionnaire and sign your name below.
[ ]   2.    MARRIED COUPLE. If a married couple is subscribing for Units, both spouses should execute this Questionnaire. The first spouse should answer each question marked
            "First Investor" and the other spouse should answer each question marked "Spouse."
            BOTH SPOUSES MUST SIGN BELOW.
[ ]   3.    CORPORATION. If a corporation is subscribing for Units, this Questionnaire should be completed and executed by an executive officer of such corporation and questions concerning income, assets and net worth pertain to the partnership.
[ ]   4.    PARTNERSHIP. If a partnership is subscribing for Units, this Questionnaire should be completed and executed by a general partner of such partnership and questions concerning income, assets and net worth pertain to the partnership.
[ ]   5.    TRUST. If a trust is subscribing for Units, a trustee must complete and executive this Questionnaire on behalf of the trust. All questions concerning income, assets and liabilities will pertain to the trust.

     PLEASE ANSWER ALL QUESTIONS. If the appropriate answer if "None" or "Not Applicable", so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

1.   Please provide the following information:
     A.   FIRST INVESTOR
                                                        -------------------------------------------------
          Date of Birth (or if an organization, date
          of organization or incorporation)...........
                                                        -------------------------------------------------
          Principal Address (including zip code)......
                                                        -------------------------------------------------
          Telephone Number (including area code)......
                                                        -------------------------------------------------
          Social Security Number or Taxpayer I.D.
          Number......................................
                                                        -------------------------------------------------
          Education Background........................
                                                        -------------------------------------------------
          Country of Citizenship or State of formation
          or organization.............................
                                                        -------------------------------------------------
     B.   SPOUSE
                                                        -------------------------------------------------
          Name........................................
                                                        -------------------------------------------------
          Age.........................................
                                                        -------------------------------------------------
          Principal Residence Address (including zip
          code).......................................
                                                        -------------------------------------------------
          Telephone Number (including area code)......
                                                        -------------------------------------------------

                                                        -------------------------------------------------
          Social Security Number......................
                                                        -------------------------------------------------
          Education Background........................
                                                        -------------------------------------------------
          Country of Citizenship......................
                                                        -------------------------------------------------
2.   Please provide the following information concerning your business experience:
     A.   FIRST INVESTOR
                                                        -------------------------------------------------
          Name of Employer............................
                                                        -------------------------------------------------
          Length of Time Employed There...............
                                                        -------------------------------------------------
          Position and Duties.........................
                                                        -------------------------------------------------
          Nature of Employer's Business...............
                                                        -------------------------------------------------
          Business Address............................
                                                        -------------------------------------------------
          Business Telephone Number (including area
          code).......................................
                                                        -------------------------------------------------
     B.   SPOUSE
                                                        -------------------------------------------------
          Name of Employer............................
                                                        -------------------------------------------------
          Length of Time Employed There...............
                                                        -------------------------------------------------
          Position and Duties.........................
                                                        -------------------------------------------------
          Nature of Employer's Business...............
                                                        -------------------------------------------------
          Business Address............................
                                                        -------------------------------------------------
          Business Telephone Number (including area
          code).......................................
                                                        =================================================
3.   A.   Does your current net worth, excluding the
          value of homes, automobiles and home
          furnishings, exceed $65,000?................  Yes [ ]         No [ ]
                                                        -------------------------------------------------
     B.   Did your taxable income exceed $65,000 in
          1996 and do you except your taxable income
          to exceed that level in 1997?...............  Yes [ ]         No [ ]
                                                        =================================================
4.   Does your current net worth, excluding the value
     of homes, automobiles and home furnishings,
     exceed $250,000?.................................  Yes [ ]         No [ ]
                                                        -------------------------------------------------

     The undersigned certifies that the foregoing statements are true and complete to the best of the undersigned's information and belief and may be relied upon by the Partnership in determining whether the undersigned is a suitable investor in this offering.


                                                 --------------------------------------------
                                                         Print Name of First Investor

Dated Executed:                 , 1997           By:
               -----------------                    -----------------------------------------
                                                         Signature of First Investor

                                                 --------------------------------------------
                                                        Print Name of Second Investor

Dated Executed:                 , 1997           By:
               -----------------                    -----------------------------------------
                                                         Signature of Second Investor

                  COMMUNITY INVESTMENT PARTNERS III L.P., LLLP
--------------------------------------------------------------------------------
                         A Business Development Company

                               September 2, 1997

Dear Partner:

     One of the many benefits of partnership in Edward D. Jones & Co. is the opportunity it affords to participate in a wide variety of endeavors as a member of a larger group. From contributing to the firm's continued growth, to being a member of our profit-sharing program, to participating in numerous company-sponsored activities, partnership has given all of us opportunities that would be difficult or impossible to take advantage of as individuals.

     One of the particularly unique opportunities we have had over the last fifteen years has been pursuing a variety of investment opportunities. Since 1981, our partners have invested over $12 million in a variety of business ventures. Most recently, we raised approximately $2.8 million in Community Investment Partners II, L.P. (CIP-II). Prior to that, we raised approximately $2.6 million in Community Investment Partners, L.P. (CIP-I).

     CIP-I and CIP-II have given their investors access to a number of investments that would not have been available to them as individuals. Since 1990 (at the inception of CIP-I), we have made investments in more than 15 different companies whose businesses range from manufacturing robotic surgery devices to fiber optic communications.

     Given the history of CIP-I and CIP-II, we feel the time is right to form Community Investment Partners III L.P., LLLP (CIP-III) so that we can continue pursuing promising investment opportunities when they arise. We invite you to become an investor. Please read the enclosed preliminary prospectus carefully. If your portfolio is adequately diversified and sufficiently liquid, I encourage you to consider an investment in CIP-III. If you have questions, or would like more information, please don't hesitate to contact me.

     Whether or not you are interested in purchasing units in CIP-III, please complete and return the enclosed card no later than September 30, 1997 to Edward
D. Jones & Co., 12555 Manchester Road, St. Louis, Missouri 63131, Attention:
Marilyn A. Gaffney. You may return the enclosed reply card either via U.S. Mail or via facsimile (314-515-2664). It is estimated that payment for units will be required in late October.

                                         /S/ DANIEL A. BURKHARDT
                                         DANIEL A. BURKHARDT
                                         Chairman, CIP Management, Inc.

     A registration statement relating to the units of limited partnership interests has been filed with the Securities and Exchange Commission but has not yet become effective. These units may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these units in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

  12555 Manchester Road - St. Louis, Missouri 63131-3729 - 314-515-2681 - Fax
                                  314-515-2664

                              [FORM OF REPLY CARD]

     Please check the appropriate box:

[ ] I may be interested in investing $            for units of limited
    partnership interests of Community Investment Partners III L.P., LLLP

[ ] I am not interested in investing any money for units of limited partnership interests of Community Investment Partners III L.P., LLLP

Print Name(s):
________________________________________________________________________________

Print Name(s):
________________________________________________________________________________

Street Address:
________________________________________________________________________________

City/State:
________________________________________________________  Zip Code:_____________

Telephone: Home (____)_______________________________  Office (____)____________

     Please complete and return to Edward D. Jones & Co., 12555 Manchester Road, St. Louis, Missouri 63131, Attention: Marilyn A. Gaffney (Facsimile:
314-515-2664).

     No offer to buy the units can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date. An indication of interest in the Units will involve no obligation or commitment of any kind.

                                                                       EXHIBIT C

                       SPECIAL SUBSCRIPTION REQUIREMENTS

                  RESIDENTS OF THE FOLLOWING STATES MUST MEET
                 THE SUITABILITY STANDARDS AS SET FORTH BELOW:

CALIFORNIA

     California residents must have either (a) a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $350,000 in excess of the purchase price of the Units subscribed for or (b) a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $65,000 in excess of the purchase price of the Units subscribed for an minimum annual income from all sources in excess of $65,000.

IOWA

     Iowa residents must have either (a) a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $350,000 or (b) a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $100,000 and an annual taxable income of at least $75,000.

ARKANSAS, MASSACHUSETTS, MICHIGAN, MINNESOTA, MISSISSIPPI, MISSOURI, OREGON, SOUTH DAKOTA, WASHINGTON

     Residents of the above states must have either (a) a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $225,000 in excess of the purchase price of the Units subscribed for or (b) a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $60,000 in excess of the purchase price of the Units subscribed for and minimum gross annual income from all sources in excess of $60,000.

NORTH CAROLINA

     North Carolina residents must have either (a) a minimum net worth of $225,000 (exclusive of principal residence, mortgage thereon, home furnishings and automobiles) or (b) a minimum net worth of $60,000 (exclusive of principal residence, mortgage thereon, home furnishings and automobiles) and had during the last tax year or estimates that the investor will have during the current taxable year, taxable income of at least $60,000 without regard to the investment in the Units.

OKLAHOMA

     Oklahoma residents must have either (a) a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $225,000 or (b) a net worth (exclusive of home, home furnishings and personal automobiles) of not less than $60,000 and expects to have in the current taxable year, gross income of $60,000 or more, without regard to the investment in the Units.

TEXAS, KANSAS

     Texas and Kansas residents must have either (a) a net worth (exclusive of home, furnishings, and automobiles) of not less than $150,000 or (b) a net worth (exclusive of home, furnishings, and automobiles) of not less than $50,000 and $50,000 in current taxable income. In addition, the price of investment in the Units must not represent more than 5% of the Texas and Kansas residents' net worth.

           =========================================================

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE WHERE SUCH OFFER WOULD BE UNLAWFUL.

     UNTIL 90 DAYS AFTER THE DATE OF THE LAST CLOSING HEREOF, ALL DEALERS EFFECTING TRANSACTIONS IN THE UNITS, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A CURRENT COPY OF THIS PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF THE DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
                          ----------------------------

                               TABLE OF CONTENTS

                                                 PAGE
Prospectus Summary.............................     3
Glossary.......................................    10
Investor Suitability Standards.................    11
Risk and Other Important Factors...............    12
Conflicts of Interest..........................    18
Use of Proceeds................................    21
Investment Objective and Policies..............    21
Management.....................................    26
General Partners...............................    27
Management Compensation and Other Expenses.....    31
Portfolio Transactions.........................    32
Prior Investment Partnerships..................    33
Selected Financial Information for CIP I.......    34
Selected Financial Information for CIP II......    38
Partnership Distributions and Allocations......    41
Transferability of Units.......................    43
Summary of the Partnership Agreement...........    45
Taxation.......................................    52
Regulation.....................................    62
Offering and Sale of Units.....................    63
Experts........................................    66
Reports........................................    66
Custodian......................................    66
Legal Matters..................................    67
Supplemental Sales Literature..................    67
Registration Statement.........................    67
Index to Financial Statements..................    68
                                             EXHIBITS
Form of Agreement of Limited Partnership.......     A
Subscription Agreement.........................     B
Special Subscription Requirements..............     C

           =========================================================

           =========================================================

                                   $5,000,000

                                   COMMUNITY
                                   INVESTMENT
                            PARTNERS III L.P., LLLP
           ---------------------------------------------------------
                         A Business Development Company

                                200,000 UNITS OF
                              LIMITED PARTNERSHIP
                                    INTEREST

                          EDWARD D. JONES & CO., L.P.

                                             , 1997

           =========================================================

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (1) Financial Statements

          See "Index to Financial Statements" in the Prospectus for financial statements included in Part I.

     (2) Exhibits

        (a)  Amended and Restated Agreement of Limited Partnership
        (b)  Not Applicable
        (c)  Not Applicable
        (d)  Relevant portions of Amended and Restated Agreement of
             Limited Partnership*
        (e)  Not Applicable
        (f)  Not Applicable
        (g)  Form of Management Agreement between the Registrant and CIP
             Management L.P., LLLP
        (h)  Form of Agency Agreement between the Registrant, CIP
             Management L.P., LLLP, CIP Management, Inc. and Edward D.
             Jones & Co., L.P. relating to the offering of the Units
        (i)  Not Applicable
        (j)  Form of Custody Agreement between the Registrant and
             ChaseMellon Shareholder Services, L.L.C.
        (k)  Form of Agency Agreement between the Registrant, CIP
             Management L.P., LLLP, CIP Management, Inc. and Edward D.
             Jones & Co., L.P. relating to the offering of the Units;
             Form of Escrow Deposit Agreement among the Registrant,
             Edward Jones and ChaseMellon Shareholder Services, L.L.C.
        (l)  Opinion and Consent of Bryan Cave LLP**
        (m)  Not Applicable
        (n) Opinion and Consent of Bryan Cave LLP as to certain tax matters**; consent of Price Waterhouse LLP
        (o)  Not Applicable
        (p)  Relevant Portions of Amended and Restated Agreement of
             Limited Partnership***
        (q)  Not Applicable
        (r)  Financial Data Schedule**

------------------
* Reference is made to Articles Three, Four, Seven, Eight, Nine, Ten, Eleven and Thirteen of the Amended and Restated Agreement of Limited Partnership

**  To be filed by Amendment

*** Reference is made to Section 3.2 of the Amended and Restated Agreement of Limited Partnership

ITEM 25. MARKETING ARRANGEMENTS.

     None.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTIONS.

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the securities covered by this Registration Statement.

Securities and Exchange Commission fee...................  $1,515.15
National Association of Securities Dealers, Inc. Fee.....  $1,000.00
Printing Expenses........................................  $   *
Accountants' fees and expenses...........................  $   *
Blue Sky fees and expenses...............................  $   *
Counsel fees and expenses................................  $   *
Miscellaneous............................................  $   *
                                                           ---------
     Total...............................................  $   *
                                                           =========

------------------
* To be completed by amendment

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL.

     See Item 30 below.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.

     Steven Novik purchased a limited partnership interest in the Registrant for $100 in order to become the Initial Limited Partner and permit formation of the Registrant. CIP Management L.P., LLLP, purchased a general partner's interest in the Registrant for $1,000 in order to become the Managing General Partner. These sales were made as of July 23, 1997, as "private offerings" pursuant to the exemption thereof contained in Section 4(2) of the Securities Act of 1933.

ITEM 29. INDEMNIFICATION.

     The Partnership has registered under Missouri law as a limited liability limited partnership. As such, the General Partners shall be accorded all the limited liability protection of a partner in a general partnership registered as a limited liability partnership under applicable Missouri law. Generally, Missouri law provides that no partner in a registered limited liability partnership shall be liable or accountable, directly or indirectly, for any debts, obligations and liabilities of, or chargeable to, the partnership, whether in tort, contract or otherwise, which are incurred, created or assumed by such partnership while the partnership is a registered limited liability partnership, except for any such liabilities for such partner's own negligence, wrongful acts, omissions, misconduct or malpractice or that of any person under the partner's direct supervision and control or for liability of such partner for certain taxes and fees. In order to qualify as a limited liability limited partnership under Missouri law, the Partnership must file an annual registration with the Missouri Secretary of State electing to be treated as such.

     Reference is hereby made to Section 5.7 of the Amended and Restated Agreement of Limited Partnership of the Registrant under which the Partnership agrees to indemnify the General Partners and their affiliates in certain circumstances.

     Reference is hereby made to paragraph 5.8 of the Partnership Agreement which provides, to the extent that an Independent General Partner has a valid claim for indemnification from the Partnership pursuant to paragraph 5.7 and has pursued such claim against the Partnership, but such claim has not been satisfied, the Managing General Partner, in its individual capacity, shall satisfy such claim.

     The Partnership Agreement of the Managing General Partner provides for indemnification of CIP Management, Inc. and Daniel A. Burkhardt, its general partner, and their affiliates to the same extent as the Partnership indemnifies the Individual General Partners. The Articles of Incorporation of CIP Management, Inc. provide for indemnification of the directors and officers unless such person's conduct is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

     The Jones Financial Companies, L.P., L.L.P., has agreed to indemnify the Individual General Partners, the Managing General Partner, and the partners of the Managing General Partner and their directors and officers to the fullest extent permitted by law, without regard to the limits on indemnification by the Partnership, against all claims, suits or proceedings if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Partnership and, with respect to criminal proceedings, had no reasonable cause to believe such conduct was unlawful.

     Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "Act"), may be permitted to the General Partners pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. If a claim for indemnification against such liabilities under the Act (other than for expenses incurred or paid in a successful defense of any action, suit or proceeding) is asserted against the Registrant by the General Partners in connection with the units of limited partners' interest being registered, under the Partnership Agreement or otherwise, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Reference is made to Section 6 of the Agency Agreement, filed as an Exhibit to this Registration Statement for provisions regarding indemnification of, and contribution to, the Registrant by Edward D. Jones & Co., L.P. by the Registrant with respect to certain liabilities, including liabilities under the Act.

     Reference is made to Section 3.2 of the Management Agreement, filed as an Exhibit to this Registration Statement for provisions regarding indemnification of CIP Management, LLLP, its partners and their officers, directors, employees, agents and affiliates with respect to certain liabilities.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

     As described in Part I of this Registration Statement under "Management," CIP Management L.P., LLLP (the "Managing General Partner") serves as an investment adviser of the Registrant.

     Set forth below is a list of each officer and director of CIP Management, Inc., the managing general partner of the Managing General Partner, indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1992 for his own account or in the capacity of a director, officer, employee, partner or trustee. Information concerning Daniel A. Burkhardt, the individual general partner of the Managing General Partner, also appears below.

                                                                         OTHER SUBSTANTIAL
                                         POSITION WITH                  BUSINESS PROFESSION
               NAME                   CIP MANAGEMENT, INC.             VOCATION OR EMPLOYMENT
----------------------------------   ----------------------   ----------------------------------------
Daniel A. Burkhardt...............   President, Treasurer     General Partner of The Jones Financial
                                     and Director             Companies, L.P., L.L.P.
Ray L. Robbins, Jr................   Vice President and       General Partner of The Jones Financial
                                     Director                 Companies, L.P., L.L.P.
Marilyn A. Gaffney................   Secretary                Limited Partner of The Jones Financial
                                                              Companies, L.P., L.L.P.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

     The accounts and records of the Registrant will be maintained at the offices of the Registrant at 12555 Manchester Road, St. Louis, Missouri 63131.

ITEM 32. MANAGEMENT SERVICES.

     Except as described in Part I of this Registration Statement, the Registrant is not a party to any management-service related contract.

ITEM 33. UNDERTAKINGS.

     The Registrant undertakes to suspend offering of its securities until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     The Registrant further undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; (2) that for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Peres, and State of Missouri, on the 26th day of August, 1997.

                                          COMMUNITY INVESTMENT PARTNERS III
                                            L.P., LLLP

                                          By: CIP MANAGEMENT L.P., LLLP, its
                                              Managing
                                            General Partner

                                               By: CIP Management, Inc., its
                                                   managing
                                               general partner

                                               By:  /s/ DANIEL A. BURKHARDT
                                               ---------------------------------
                                                     Daniel A. Burkhardt,
                                               President, Treasurer and Director

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel A. Burkhardt and Ray L. Robbins, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following directors and officers of CIP Management, Inc., the general partner of CIP Management L.P., LLLP, the managing general partner of the Registrant, in the capacities and on the dates indicated.

                  SIGNATURE                                      TITLE                         DATE
                  ---------                                      -----                         ----

           /s/ DANIEL A. BURKHARDT               President, Treasurer and Director        August 26, 1997
   ---------------------------------------
             Daniel A. Burkhardt

           /s/ RAY L. ROBBINS, JR.               Vice President and Director              August 26, 1997
   ---------------------------------------
             Ray L. Robbins, Jr.

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    EXHIBITS

                                       TO
                                    FORM N-2

                             REGISTRATION STATEMENT
                                     UNDER
                         THE SECURITIES ACT OF 1933 [X]

                     PRE-EFFECTIVE AMENDMENT NO.        [ ]
                    POST-EFFECTIVE AMENDMENT NO.        [ ]

                             ---------------------

                  COMMUNITY INVESTMENT PARTNERS III L.P., LLLP

================================================================================

                                 EXHIBIT INDEX

EXHIBIT                            DESCRIPTION
-------                            -----------
99.2A      Form of Amended and Restated Agreement of Limited
           Partnership (Exhibit A to the Prospectus)
99.2B      Not Applicable
99.2C      Not Applicable
99.2D      Relevant portions of Amended and Restated Agreement of
           Limited Partnership* (Exhibit A to the Prospectus)
99.2E      Not Applicable
99.2F      Not Applicable
99.2G      Form of Management Agreement between the Registrant and CIP
           Management L.P., LLLP
99.2H      Form of Agency Agreement between the Registrant, CIP
           Management L.P., LLLP, CIP Management, Inc. and Edward D.
           Jones & Co., L.P. relating to the offering of the Units
99.2I      Not Applicable
99.2J      Form of Custody Agreement between the Registrant and
           ChaseMellon Shareholder Services, L.L.C.
99.2K-1    Form of Agency Agreement between the Registrant, CIP
           Management L.P., LLLP, CIP Management, Inc. and Edward D.
           Jones & Co., L.P. relating to the offering of the Units (See
           Exhibit 99.2H)
99.2K-2    Form of Escrow Deposit Agreement among the Registrant,
           Edward Jones and ChaseMellon Shareholder Services, L.L.C.
99.2L      Opinion and Consent of Bryan Cave LLP**
99.2M      Not Applicable
99.2N-1    Opinion and Consent of Bryan Cave LLP as to certain tax
           matters**
99.2N-2    Consent of Price Waterhouse LLP
99.2O      Not Applicable
99.2P      Relevant portions of the Amended and Restated Agreement of
           Limited Partnership*** (Exhibit A to the Prospectus)
99.2Q      Not Applicable
99.2R      Financial Data Schedule**

------------------
  * Reference is made to Articles Three, Four, Seven, Eight, Nine, Ten, Eleven and Thirteen of the Amended and Restated Agreement of Limited Partnership

 ** To be filed by Amendment

*** Reference is made to Section 3.2 of the Amended and Restated Agreement of Limited Partnership